AIM LIFETIME AMERICA/SM/ VARIABLE ANNUITY SERIES
AIM LIFETIME AMERICA CLASSIC/SM/
AIM LIFETIME AMERICA REGAL/SM/
AIM LIFETIME AMERICA FREEDOM/SM/

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
P.O. BOX 94038
PALATINE, IL 60094-4039
TELEPHONE NUMBER: 1-800-692-4682                   PROSPECTUS DATED JUNE 3, 2002
 -------------------------------------------------------------------------------
Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK", "WE", or "US") is offering the Following group flexible premium deferred variable annuity contracts ("CONTRACT"or "OPTION"). Contract or Option as used in this prospectus refers to one of the following 3 variable annuity options:

AIM LIFETIME AMERICA CLASSIC/SM/    AIM LIFETIME AMERICA REGAL/SM/  AIM
LIFETIME AMERICA FREEDOM/SM/

All three of these options are available to you.

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and 18 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life Insurance Company of New York Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the following funds ("FUNDS") of AIM Variable Insurance Funds (SERIES II SHARES):

AIM V.I. AGGRESSIVE GROWTH FUND             AIM V.I. GLOBAL UTILITIES FUND
AIM V.I. BALANCED FUND                      AIM V.I. GOVERNMENT SECURITIES FUND
AIM V.I. BASIC VALUE FUND                   AIM V.I. GROWTH FUND
AIM V.I. BLUE CHIP FUND                     AIM V.I. HIGH YIELD FUND
AIM V.I. CAPITAL APPRECIATION FUND          AIM V.I. INTERNATIONAL GROWTH FUND**
AIM V.I. CAPITAL DEVELOPMENT FUND           AIM V.I. MID CAP CORE EQUITY FUND***
AIM V.I. CORE EQUITY FUND*                  AIM V.I. MONEY MARKET FUND
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND       AIM V.I. NEW TECHNOLOGY FUND
AIM V.I. DIVERSIFIED INCOME FUND            AIM V.I. PREMIER EQUITY FUND****


* Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.
**  Effective May 1, 2002, the Fund changed its name from AIM V.I.
    International Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.
*** Effective May 1, 2002, the Fund changed its name from AIM V.I. Mid Cap
    Equity Fund to AIM V.I. Mid Cap Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.
****Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE
                   SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE
                   ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL
                   CRIME.

                   THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH
IMPORTANT NOTICES  BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                   CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS OR ANY
                   FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                   THE CONTRACTS ARE AVAILABLE ONLY IN NEW YORK.

                                  1 PROSPECTUS

Each Fund has multiple investment portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.

Allstate New York has filed a Statement of Additional Information, dated June 3, 2002, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 42 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http:// www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.




                                  2 PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
IMPORTANT TERMS
--------------------------------------------------------------------------------
     The Contract At A Glance                                                 6
--------------------------------------------------------------------------------
     How the Contract Works                                                   9
--------------------------------------------------------------------------------
     Expense Table                                                           10
--------------------------------------------------------------------------------
     Financial Information                                                   16
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
     The Contract                                                            16
--------------------------------------------------------------------------------
     Purchases                                                               18
--------------------------------------------------------------------------------
     Contract Value                                                          19
--------------------------------------------------------------------------------
     Investment Alternatives                                                 20
--------------------------------------------------------------------------------
           The Variable Sub-Accounts                                         20
--------------------------------------------------------------------------------
           The Fixed Account Options                                         21
--------------------------------------------------------------------------------
           Transfers                                                         23
--------------------------------------------------------------------------------
     Expenses                                                                24
--------------------------------------------------------------------------------
     Access To Your Money                                                    26
--------------------------------------------------------------------------------
     Income Payments                                                         27
--------------------------------------------------------------------------------

                                                                            PAGE

--------------------------------------------------------------------------------
     Death Benefits                                                          30
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
     More Information:                                                       32
--------------------------------------------------------------------------------
     Allstate New York                                                       32
--------------------------------------------------------------------------------
     The Variable Account                                                    33
--------------------------------------------------------------------------------
     The Funds                                                               34
--------------------------------------------------------------------------------
     The Contract                                                            34
--------------------------------------------------------------------------------
     Qualified Plans                                                         34
--------------------------------------------------------------------------------
     Legal Matters                                                           34
--------------------------------------------------------------------------------
     Taxes                                                                   35
--------------------------------------------------------------------------------
     Annual Reports and Other Documents                                      38
--------------------------------------------------------------------------------
     Experts                                                                 38
--------------------------------------------------------------------------------
     Performance Information                                                 39
--------------------------------------------------------------------------------
APPENDIX A-COMPARISON OF THE CONTRACT OPTIONS                                40
--------------------------------------------------------------------------------
APPENDIX B-WITHDRAWAL ADJUSTMENT EXAMPLE-INCOME BENEFIT                      41
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                        42
--------------------------------------------------------------------------------




                                  3 PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                            PAGE

--------------------------------------------------------------------------------
Accumulation Phase                                                            9
--------------------------------------------------------------------------------
Accumulation Unit                                                        16, 19
--------------------------------------------------------------------------------
Accumulation Unit Value                                                      16
--------------------------------------------------------------------------------
Allstate New York ("We" or "Us")                                          1, 32
--------------------------------------------------------------------------------
Anniversary Values                                                           29
--------------------------------------------------------------------------------
Annuitant                                                                    16
--------------------------------------------------------------------------------
Automatic Additions Plan                                                     18
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                                      24
--------------------------------------------------------------------------------
Beneficiary                                                                  17
--------------------------------------------------------------------------------
Cancellation Period                                                           6
--------------------------------------------------------------------------------
Contingent Beneficiary                                                       17
--------------------------------------------------------------------------------
*Contract                                                                    16
--------------------------------------------------------------------------------
Contract Anniversary                                                          7
--------------------------------------------------------------------------------
Contract Owner ("You")                                                       16
--------------------------------------------------------------------------------
Contract Value                                                                7
--------------------------------------------------------------------------------
Contract Year                                                                 7
--------------------------------------------------------------------------------
Death Benefit Anniversary                                                    30
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                                24
--------------------------------------------------------------------------------
Due Proof of Death                                                           30
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                              7, 30
--------------------------------------------------------------------------------

                                                                            PAGE

--------------------------------------------------------------------------------
Fixed Account Options                                                        21
--------------------------------------------------------------------------------
Funds                                                                        33
--------------------------------------------------------------------------------
Guarantee Periods                                                            21
--------------------------------------------------------------------------------
Income Base                                                                  29
--------------------------------------------------------------------------------
Income Benefit Rider                                                         29
--------------------------------------------------------------------------------
Income Plan                                                               9, 27
--------------------------------------------------------------------------------
Investment Alternatives                                                      20
--------------------------------------------------------------------------------
Issue Date                                                                    9
--------------------------------------------------------------------------------
Payout Phase                                                                  9
--------------------------------------------------------------------------------
Payout Start Date                                                             7
--------------------------------------------------------------------------------
Preferred Withdrawal Amount                                                  25
--------------------------------------------------------------------------------
Primary Beneficiary                                                          17
--------------------------------------------------------------------------------
Qualified Contracts                                                       6, 36
--------------------------------------------------------------------------------
Rider Date                                                                   31
--------------------------------------------------------------------------------
SEC                                                                           1
--------------------------------------------------------------------------------
Settlement Value                                                             32
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                                26
--------------------------------------------------------------------------------
Valuation Date                                                               18
--------------------------------------------------------------------------------
Variable Account                                                             33
--------------------------------------------------------------------------------
Variable Sub-Account                                                         20
--------------------------------------------------------------------------------




*The AIM Lifetime Variable Annuities are available only as a group Contracts in New York. We will issue you a Contract that represents your ownership and that summarizes the provisions of the group Contracts. References to "CONTRACT" also include all three Contracts listed on the cover of this prospectus, unless otherwise noted. However, we administer each Contract separately.




                                  4 PROSPECTUS

OVERVIEW OF THE CONTRACT OPTIONS
--------------------------------------------------------------------------------



These are 3 options that offer many of the same basic features and benefits. They differ with respect to the charges imposed, as follows:

The AIM LIFETIME AMERICA CLASSIC/SM/ has a mortality and expense risk charge of 1.20%, an administrative charge of 0.10%, a withdrawal charge of up to 7% with a 7-year withdrawal charge period.

The AIM LIFETIME AMERICA REGAL/SM/ has a mortality and expense risk charge of 1.35%, an administrative charge of 0.10%, a withdrawal charge of up to 7% with a 3-year withdrawal charge period.

The AIM LIFETIME AMERICA FREEDOM/SM/ has a mortality and expense risk charge of 1.40%, an administrative charge of 0.10%, with no withdrawal charge.

For side-by-side comparison of these differences, please turn to Appendix A of this prospectus.


                                  5 PROSPECTUS

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this Prospectus for more information.


FLEXIBLE PAYMENTS       You can purchase a Contract with as little as $10,000
                        ($10,000 for "QUALIFIED CONTRACTS", which are Contracts
                        issued within Qualified Plans). You can add to your
                        Contract as often and as much as you like, but each
                        payment must be at least $500 ($100 for automatic
                        Purchase Payments to the Variable Investment  Options).
                        You must maintain a minimum account size of $2,000.
-------------------------------------------------------------------------------
RIGHT TO CANCEL         You may cancel your Contract within 10 days of receipt
                        (pursuant to law, 60 days if you are exchanging another
                        annuity contract for one described in this prospectus)
                        ("CANCELLATION PERIOD"). Upon cancellation, we will
                        return your purchase payments adjusted to reflect the
                        investment experience of any amounts allocated to the
                        Variable Account.  The adjustment will reflect the
                        deduction of mortality and expense risk charges and
                        administrative expense charges.
-------------------------------------------------------------------------------
EXPENSES                Each Fund pays expenses that you will bear indirectly
                        if you invest in a Variable Sub-account.
                        In addition, you will bear the following expenses:

                        AIM LIFETIME AMERICA CLASSIC/SM/ OPTION

                        Annual mortality and expense risk charge equal to 1.20% of average daily net assets.

                        Annual administrative charge equal to 0.10% of average daily net assets.

                        Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn (with certain exceptions).

                        AIM LIFETIME AMERICA REGAL/SM/ OPTION

                        Annual Mortality and Expense Risk Charge equal to 1.35% of average daily net assets.

                        Annual Administrative Charge equal to 0.10% of average daily net assets.

                        Withdrawal Charges ranging from 0% to 7% of Purchase
                        Payments withdrawn (with certain exceptions).

                        AIM  LIFETIME AMERICA FREEDOM/SM/ OPTION

                        Annual Mortality And Expense Risk Charge equal to 1.40% of average daily net assets.

                        Annual Administrative Charge equal to 0.10% of average daily net assets


-------------------------------------------------------------------------------


                                  6 PROSPECTUS

  ALL  OPTIONS          If you select the ENHANCED DEATH BENEFIT RIDER you
                        would pay an additional mortality and expense risk
                        charge of  0.25%.

                        If you select the Income Benefit Rider you would pay an additional fee at the annual rate of up to 0.50%
                        (currently 0.30%) of the Income Base in effect on each Contract Anniversary ("CONTRACT ANNIVERSARY").

                        Transfer fee equal to $25 after the 12th Transfer in any Contract Year

                        State premium tax (New York does not currently impose
                        one).
-------------------------------------------------------------------------------
INVESTMENT              Each Contract offers several Investment
ALTERNATIVES            Alternatives including:

                        . up to 3 Fixed  Account  Options  (which  credit
                          interest at  rates we guarantee)

                        . 18 Variable Sub-Accounts investing in Portfolios
                          offering professional money management by A I M
                          Advisors, Inc.

                        TO FIND OUT CURRENT RATES BEING PAID ON THE FIXED
                        ACCOUNT OPTIONS  OR HOW THE VARIABLE SUB-ACCOUNTS HAVE
                        PERFORMED,  PLEASE CALL US AT 1-800-692-4682.
-------------------------------------------------------------------------------
SPECIAL  SERVICES       For your convenience, we offer these Special Services:

                        . Automatic Portfolio Rebalancing Program

                        . Automatic Additions Program

                        . Dollar Cost Averaging Program

                        . Systematic Withdrawal Program
-------------------------------------------------------------------------------
INCOME PAYMENTS         You can choose FIXED INCOME PAYMENTS, VARIABLE INCOME
                        PAYMENTS, or a combination of the two. You can receive
                        your Income Payments in one of the following ways:

                        . LIFE INCOME WITH GUARANTEED PAYMENTS

                        . a "JOINT AND SURVIVOR" Life Income With Guaranteed
                          Payments

                        . GUARANTEED  PAYMENTS  FOR A SPECIFIED  PERIOD (5
                          years to later of: 30 years or age 100, with a maximum of 50 years)

                        Allstate New York also offers an Income Benefit Rider
                        that guarantees a minimum amount of fixed income
                        payments you can receive if you choose to annuitize
                        your Contract.
-------------------------------------------------------------------------------
DEATH BENEFITS          If you or the ANNUITANT (if the Contract is owned by a
                        non-natural person) die before the PAYOUT START DATE, we
                        will pay the death benefit described in the Contract. We
                        also offer an Enhanced Death Benefit Rider.
-------------------------------------------------------------------------------
TRANSFERS               Before the Payout Start Date, you may transfer your
                        Contract value ("CONTRACT VALUE") among the Investment
                        Alternatives,  with certain restrictions. A charge may
                        apply after the 12th Transfer in each Contract Year
                        ("CONTRACT YEAR"), which we measure from the date we
                        issue your Contract or a CONTRACT ANNIVERSARY.
-------------------------------------------------------------------------------


                                  7 PROSPECTUS

WITHDRAWALS             You may withdraw some or all of your Contract Value at
                        anytime during the Accumulation Phase. In general, you
                        must withdraw at least $50 at a time. Full or partial
                        withdrawals are available under limited circumstances
                        on or after the Payout Start Date. Withdrawals of
                        earnings are taxed as ordinary income and, if taken
                        prior to age 591/2, may be subject to an additional 10%
                        federal tax penalty.  A withdrawal charge also may
                        apply.
-------------------------------------------------------------------------------


                                  8 PROSPECTUS

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

Each Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in your Contract's Investment Alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your Purchase Payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 27. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a Fixed Income Payment Option, we guarantee the amount of your payments, which will remain fixed. If you select a Variable Income Payment Option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment


As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "THE CONTRACT." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract owner, or if there is none, to your Beneficiary. See "DEATH BENEFITS."



Please call us at 1-800-692-4682 if you have any questions about how the Contract works.


                                  9 PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "EXPENSES," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds.


CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We
Received the Purchase Payment Being    0    1    2    3    4    5    6     7+
Withdrawn
-------------------------------------------------------------------------------
Applicable Charge AIM LIFETIME         7%   7%   7%   6%   5%   4%   3%    0%
AMERICA CLASSIC/SM/
-------------------------------------------------------------------------------
Applicable Charge AIM LIFETIME         7%   6%   6%   0%   0%   0%   0%    0%
AMERICA REGAL/SM/
-------------------------------------------------------------------------------
Applicable Charge AIM LIFETIME
AMERICA FREEDOM/SM/ No Withdrawal      0%   0%   0%   0%   0%   0%   0%    0%
Charge
-------------------------------------------------------------------------------
Transfer Fee All Contracts                         $25.00**
-------------------------------------------------------------------------------



*Each Contract Year, you may withdraw up to the PREFERRED WITHDRAWAL AMOUNT offered under your Contract without incurring a Withdrawal Charge.

**Applies solely to the thirteenth and subsequent transfers within a Contract
   Year, excluding transfers due to Dollar Cost Averaging and Automatic Portfolio Rebalancing. We are currently waiving the Transfer Fee.


VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

Variable Account Annual Expenses (as a percentage of Average Daily Net Asset Value deducted from each Variable Sub-Account)





                                                                 AIM Lifetime
                            AIM Lifetime        AIM Lifetime        America
                          America Classic/SM/  America Regal/SM/  Freedom/SM/
-------------------------------------------------------------------------------
  Basic Contract

-------------------------------------------------------------------------------
Mortality and Expense            1.20%              1.35%           1.40%
Risk Charge
-------------------------------------------------------------------------------
Administrative Expense           0.10%              0.10%           0.10%
Charge
-------------------------------------------------------------------------------
Total Variable Expense           1.30%              1.45%           1.50%
Risk Charge
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
With the Enhanced Death
Benefit Rider

-------------------------------------------------------------------------------
Mortality and Expense            1.45%              1.60%           1.65%
Risk Charge
-------------------------------------------------------------------------------
Administrative Expense           0.10%              0.10%           0.10%
Charge
-------------------------------------------------------------------------------
Total Variable Expense           1.55%              1.70%           1.75%
Risk Charge
-------------------------------------------------------------------------------





                                  10 PROSPECTUS

INCOME BENEFIT RIDER EXPENSES
If you select the Income Benefit Rider, you would pay an additional fee at the annual rate of up to 0.50% (currently 0.30%) of the Income Base in effect on a Contract Anniversary. Fund Annual Expenses

(After Voluntary Reductions and Reimbursements)(as a percentage of Fund average daily net assets) (1)


                                      12B-1
 Portfolio        Management Fees      Fees     Other Expenses    (1) Total Annual Fund Expenses
-------------------------------------------------------------------------------------------------
AIM V.I.               0.80%          0.25%          0.41%                    1.46%
Aggressive
Growth Fund (2)
-------------------------------------------------------------------------------------------------
AIM V.I.               0.75%          0.25%          0.37%                    1.37%
Balanced Fund
-------------------------------------------------------------------------------------------------
AIM V.I. Basic         0.73%          0.25%          0.57%                    1.55%
Value Fund
(2,3)
-------------------------------------------------------------------------------------------------
AIM V.I. Blue          0.75%          0.25%          0.51%                    1.51%
Chip Fund (2)
-------------------------------------------------------------------------------------------------
AIM V.I.               0.61%          0.25%          0.24%                    1.10%
Capital
Appreciation
Fund
-------------------------------------------------------------------------------------------------
AIM V.I.               0.75%          0.25%          0.41%                    1.41%
Capital
Development
Fund
-------------------------------------------------------------------------------------------------
AIM V.I. Core          0.61%          0.25%          0.21%                    1.07%
Equity Fund (4)
-------------------------------------------------------------------------------------------------
AIM V.I. Dent          0.85%          0.25%          0.59%                    1.69%
Demographic
Trends Fund (2)
-------------------------------------------------------------------------------------------------
AIM V.I.               0.60%          0.25%          0.33%                    1.18%
Diversified
Income Fund
-------------------------------------------------------------------------------------------------
AIM V.I. Global        0.65%          0.25%          0.42%                    1.32%
Utilities Fund
-------------------------------------------------------------------------------------------------
AIM V.I.               0.50%          0.25%          0.58%                    1.33%
Government
Securities Fund
-------------------------------------------------------------------------------------------------
AIM V.I. Growth        0.62%          0.25%          0.26%                    1.13%
Fund
-------------------------------------------------------------------------------------------------
AIM V.I. High          0.63%          0.25%          0.66%                    1.54%
Yield Fund (2)
-------------------------------------------------------------------------------------------------
AIM V.I.               0.73%          0.25%          0.32%                    1.30%
International
Growth Fund (4)
-------------------------------------------------------------------------------------------------
AIM V.I. Mid           0.73%          0.25%          0.57%                    1.55%
Cap Core Equity
Fund (2,3,4)
-------------------------------------------------------------------------------------------------
AIM V.I. Money         0.40%          0.25%          0.24%                    0.89%
Market Fund
-------------------------------------------------------------------------------------------------
AIM V.I. New           1.00%          0.25%          0.49%                    1.74%
Technology Fund
(2)
-------------------------------------------------------------------------------------------------
AIM V.I.               0.60%          0.25%          0.25%                    1.10%
Premier Equity
Fund (4)
-------------------------------------------------------------------------------------------------



1. Except as otherwise noted, figures shown in the Table are for the year ended December 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

2. Before fees waivers and expense reimbursements. The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses to limit Total Annual Fund Expenses (excluding Rule 12b-1 Plan fees, if any) to 1.30%. Further, the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Total Annual Fund Expenses to 1.45%. With these fee waivers and expense reimbursements in place, portfolio annual expenses as a percentage of Portfolio average daily net assets would have been as follows:

                                                       12B-1                       (1)TotalAnnual
 Portfolio                        ManagementFees       Fees      OtherExpenses      Fund Expenses

----------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund             0.80%      0.24%        0.41%             1.45%
----------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                   0.73%      0.15%        0.57%             1.45%
----------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                     0.75%      0.19%        0.51%             1.45%
----------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends            0.71%      0.15%        0.59%             1.45%
Fund
----------------------------------------------------------------------------------------------------------
AIM V.I. High Yield Fund                    0.63%      0.16%        0.66%             1.45%
----------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity                0.73%      0.15%        0.57%             1.45%
Fund
----------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                0.81%      0.15%        0.49%             1.45%
----------------------------------------------------------------------------------------------------------


3. Figures shown in the table are estimates for the current year and are expressed as a percentage of Fund average daily net expenses.

4. Effective May 1, 2002 the following Funds changed names from AIM V.I.
   Growth and Income Fund, AIM V.I. International Equity Fund, AIM V.I. Mid Cap Equity Fund and AIM V.I. Value Fund to AIM V.I. Core Equity Fund, AIM V.I. International Growth Fund, AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Premier Equity Fund, respectively.


                                       11 PROSPECTUS

EXAMPLE 1
The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $1,000 in a Variable Sub-Account,

.. earned a 5% annual return on your investment,

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period,

.. elected the Enhanced Death Benefit and Income Benefit Riders.

The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.




AIM LIFETIME AMERICA CLASSIC/SM/
Assumes Termination

Sub-Account                                  1 Year   3 Year  5 Year   10 Year
-------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund               $93     $155     $210     $371
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund                        $93     $152     $206     $362
-------------------------------------------------------------------------------
AIM V.I. Basic Value Fund.                    $94     $157     $215     $379
-------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                       $94     $156     $213     $375
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund            $90     $144     $192     $336
-------------------------------------------------------------------------------
AIM V.I. Capital Development Fund             $93     $153     $208     $366
-------------------------------------------------------------------------------
AIM V.I. Core Equity Fund                     $89     $143     $191     $333
-------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund         $96     $162     $222     $392
-------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund              $91     $146     $196     $344
-------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund                $92     $150     $203     $357
-------------------------------------------------------------------------------
AIM V.I. Government Securities Fund           $92     $151     $204     $358
-------------------------------------------------------------------------------
AIM V.I. Growth Fund                          $90     $145     $194     $339
-------------------------------------------------------------------------------
AIM V.I. High Yield Fund                      $94     $157     $214     $378
-------------------------------------------------------------------------------
AIM V.I. InternationalGrowth Fund             $92     $150     $202     $356
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity                  $94     $157     $215     $379
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund                    $88     $137     $181     $315
-------------------------------------------------------------------------------
AIM V.I. New Technology Fund                  $96     $163     $224     $397
-------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                  $90     $144     $192     $336
-------------------------------------------------------------------------------






                                  12 PROSPECTUS

AIM LIFETIME AMERICA REGAL/SM/
Assumes Termination

Sub-Account                                  1 Year   3 Year  5 Year   10 Year
-------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund               $87     $108     $184     $385
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund                        $86     $106     $180     $376
-------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                     $87     $111     $188     $393
-------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                       $87     $110     $186     $389
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund            $83     $ 98     $166     $351
-------------------------------------------------------------------------------
AIM V.I. Capital Development Fund             $86     $107     $182     $380
-------------------------------------------------------------------------------
AIM V.I. Core Equity Fund                     $83     $ 97     $165     $348
-------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund         $89     $115     $195     $406
-------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund              $84     $100     $170     $358
-------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund                $85     $104     $177     $372
-------------------------------------------------------------------------------
AIM V.I. Government Securities Fund           $85     $105     $178     $373
-------------------------------------------------------------------------------
AIM V.I. Growth Fund                          $83     $ 98     $168     $354
-------------------------------------------------------------------------------
AIM V.I. High Yield Fund                      $87     $111     $188     $392
-------------------------------------------------------------------------------
AIM V.I. International Growth Fund            $85     $104     $176     $370
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund             $87     $111     $188     $393
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund                    $81     $ 93     $159     $337
-------------------------------------------------------------------------------
AIM V.I. New Technology Fund                  $89     $117     $198     $411
-------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                  $83     $ 98     $166     $351
-------------------------------------------------------------------------------





AIM LIFETIME AMERICA FREEDOM/SM/
Assumes Termination


Sub-Account                                  1 Year   3 Year  5 Year   10 Year
-------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund               $36     $110     $186     $389
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund                        $35     $107     $182     $381
-------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                     $37     $113     $191     $398
-------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                       $37     $111     $189     $394
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund            $32     $ 99     $169     $356
-------------------------------------------------------------------------------
AIM V.I. Capital Development Fund             $36     $108     $184     $385
-------------------------------------------------------------------------------
AIM V.I. Core Equity Fund                     $32     $ 98     $167     $353
-------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund         $38     $117     $198     $411
-------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund              $33     $102     $173     $363
-------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund                $35     $106     $180     $376
-------------------------------------------------------------------------------
AIM V.I. Government Securities Fund           $35     $106     $180     $377
-------------------------------------------------------------------------------
AIM V.I. Growth Fund                          $33     $100     $170     $358
-------------------------------------------------------------------------------
AIM V.I. High Yield Fund                      $37     $112     $190     $397
-------------------------------------------------------------------------------
AIM V.I. International Growth Fund            $34     $105     $179     $375
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund             $37     $113     $191     $398
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund                    $30     $ 93     $158     $335
-------------------------------------------------------------------------------
AIM V.I. New Technology Fund                  $39     $118     $200     $415
-------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                  $32     $ 99     $169     $356
-------------------------------------------------------------------------------








                                  13 PROSPECTUS

EXAMPLE 2
Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments (for at least 120 months if under an Income Plan for a specified period), at the end of each period.


AIM LIFETIME AMERICA CLASSIC/SM/
Assumes No Termination

Sub-Account                                  1 Year   3 Year  5 Year   10 Year
-------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund               $34     $104     $177     $371
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund                        $33     $101     $172     $362
-------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                     $35     $107     $181     $379
-------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                       $35     $105     $179     $375
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund            $30     $ 93     $159     $336
-------------------------------------------------------------------------------
AIM V.I. Capital Development Fund             $33     $102     $174     $366
-------------------------------------------------------------------------------
AIM V.I. Core Equity Fund                     $30     $ 92     $157     $333
-------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund         $36     $111     $188     $392
-------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund              $31     $ 95     $163     $344
-------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund                $33     $100     $170     $357
-------------------------------------------------------------------------------
AIM V.I. Government Securities Fund           $33     $100     $170     $358
-------------------------------------------------------------------------------
AIM V.I. Growth Fund                          $31     $ 94     $160     $339
-------------------------------------------------------------------------------
AIM V.I. High Yield Fund                      $35     $106     $181     $378
-------------------------------------------------------------------------------
AIM V.I. International Growth Fund            $32     $ 99     $169     $356
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund             $35     $ 107    $181     $379
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund                    $28     $ 87     $148     $315
-------------------------------------------------------------------------------
AIM V.I. New Technology Fund                  $37     $112     $190     $397
-------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                  $30     $ 93     $159     $336
-------------------------------------------------------------------------------


AIM LIFETIME AMERICA REGAL/SM/
Assumes No Termination


Sub-Account                                  1 Year   3 Year  5 Year   10 Year
-------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund               $36     $108     $184     $385
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund                        $35     $106     $180     $376
-------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                     $36     $111     $188     $393
-------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                       $36     $110     $186     $389
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund            $32     $ 98     $166     $351
-------------------------------------------------------------------------------
AIM V.I. Capital Development Fund             $35     $107     $182     $380
-------------------------------------------------------------------------------
AIM V.I. Core Equity Fund                     $32     $ 97     $165     $348
-------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund         $38     $115     $195     $406
-------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund              $33     $100     $170     $358
-------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund                $34     $104     $177     $372
-------------------------------------------------------------------------------
AIM V.I. Government Securities Fund           $34     $105     $178     $373
-------------------------------------------------------------------------------
AIM V.I. Growth Fund                          $32     $ 98     $168     $354
-------------------------------------------------------------------------------
AIM V.I. High Yield Fund                      $36     $111     $188     $392
-------------------------------------------------------------------------------
AIM V.I. International Growth Fund            $34     $104     $176     $370
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund             $36     $111     $188     $393
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund                    $30     $ 93     $159     $337
-------------------------------------------------------------------------------
AIM V.I. New Technology Fund                  $38     $117     $198     $411
-------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                  $32     $ 98     $166     $351
-------------------------------------------------------------------------------








                                  14 PROSPECTUS

AIM LIFETIME AMERICA FREEDOM/SM/
Assumes No Termination


Sub-Account                                  1 Year   3 Year  5 Year   10 Year
-------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund               $36     $110     $186     $389
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund                        $35     $107     $182     $381
-------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                     $37     $113     $191     $398
-------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                       $37     $111     $189     $394
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund            $32     $ 99     $169     $356
-------------------------------------------------------------------------------
AIM V.I. Capital Development Fund             $36     $108     $184     $385
-------------------------------------------------------------------------------
AIM V.I. Core Equity Fund                     $32     $ 98     $167     $353
-------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund         $38     $117     $198     $411
-------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund              $33     $102     $173     $363
-------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund                $35     $106     $180     $376
-------------------------------------------------------------------------------
AIM V.I. Government Securities Fund           $35     $106     $180     $377
-------------------------------------------------------------------------------
AIM V.I. Growth Fund                          $33     $100     $170     $358
-------------------------------------------------------------------------------
AIM V.I. High Yield Fund                      $37     $112     $190     $397
-------------------------------------------------------------------------------
AIM V.I. International Growth Fund            $34     $105     $179     $375
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund             $37     $113     $191     $398
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund                    $30     $ 93     $158     $335
-------------------------------------------------------------------------------
AIM V.I. New Technology Fund                  $39     $118     $200     $415
-------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                  $32     $ 99     $169     $356
-------------------------------------------------------------------------------





PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH AND INCOME BENEFIT RIDERS WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.95%. IF ANY OR ALL OF THOSE FEATURES WERE NOT ELECTED, THE EXAMPLE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES, WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE BASED ON AN ASSUMED AVERAGE CONTRACT SIZE OF $45,000.






                                  15 PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT". Each Variable Sub-Account has a separate value for its Accumulation Units which we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

There are no ACCUMULATION UNIT VALUES to report because the Contracts were first offered as of the date of this prospectus.

To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of

Additional Information. The financial statements of Allstate New York also appear in the Statement of Additional Information.


THE CONTRACT
--------------------------------------------------------------------------------


CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate New York, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the Investment Alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your Purchase Payments and Withdrawals,

.. the Programs you want to use to invest or withdraw money,

.. the Income Payment Plan you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

.. any other rights that the Contract provides, including restricting income payments to beneficiaries.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum age of the oldest Contract Owner and Annuitant cannot exceed 90 as of the date we receive the completed application.

You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

You can use the Contract with or without a Qualified Plan. A Qualified plan is a personal retirement savings plan, such as an IRA or Tax-Sheltered Annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued within a qualified plan. See "QUALIFIED PLANS" on page 34. If the Contracts are issued within a qualified plan, no additional tax advantages attach to the annuity.


NEW OWNER
The New Owner is the Owner determined immediately after death of the Owner. The New Owner is:

.. the surviving Owner; or

.. if no surviving Owner, the Beneficiary(ies) of a single Owner; or

.. the beneficiary(ies) of a sole surviving Owner.


ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with Guaranteed Payments For A Specified Period). You initially designate an Annuitant in your application. The maximum age of the Annuitant cannot exceed age 90 as of the date we receive the completed application for each Contract. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract owner is a natural person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend. We


                                  16 PROSPECTUS
permit you to designate a joint Annuitant only on the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

         (i) the youngest Contract owner; otherwise,

        (ii) the youngest Beneficiary.


BENEFICIARY
The Beneficiary is the person selected by the Contract Owner to receive the death benefits or become the new Contract Owner, subject to the Death of Owner provisions, if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the primary Beneficiary, or if none surviving, the contingent Beneficiary, will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. A contingent Beneficiary is the person selected by the Contract Owner who will become the Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time in a form satisfactory to us, unless you have designated an irrevocable Beneficiary. You may restrict income payments to Beneficiaries by written notice in a form satisfactory to us. We will provide a change of Beneficiary form to be signed by you and filed with us. Once we accept the request, the change or restriction, will take effect as of the date you signed the request. Until we receive your written notice to change a Beneficiary or restrict income payments to a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Beneficiaries or Contingent Beneficiaries, the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If one or more Beneficiaries survive you (or survives the Annuitant, if the Contract Owner is not a natural person), we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.


MODIFICATION OF THE CONTRACT
Only a Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT
No Owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult an attorney before trying to assign your contract.




                                  17 PROSPECTUS

PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
Your initial Purchase Payment must be at least $10,000 ($10,000 for a Qualified Contract). All subsequent Purchase Payments must be $500 or more. The maximum Purchase Payment is $2,000,000 without prior approval. We reserve the right to reduce the minimum Purchase Payment and to change the maximum Purchase Payment. You may make Purchase Payments of at least $500 at any time prior to the Payout Start Date. We also reserve the right to reject any application.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent Purchase Payments  of $100 or  more per month by
automatically transferring money from your bank account.   Consult your
representative for more detailed information.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your Purchase Payments among the Investment Alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.

We will allocate your Purchase Payments to the Investment Alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent Purchase Payments according to the allocation for the previous Purchase Payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial Purchase Payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center in Vernon Hills (mailing address: P. O. Box 94038, Palatine, Illinois, 60094-4038: overnight mail: 300 N. Milwaukee Avenue, Vernon Hills, Illinois, 60061). If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial Purchase Payment to your Contract within that 5 business day period. If you do not, we will return your Purchase Payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent Purchase Payments to the Contract at the close of the business day on which we receive the Purchase Payment in good order at our service center as described above.

We use the term "BUSINESS DAY" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 4 p.m. Eastern Time on any Valuation Date, we will credit your Purchase Payment using the Accumulation Unit Values computed on the next Valuation Date.


RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 10 day period after you receive the Contract, or a longer period should your state require it. You may return it by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your Purchase Payments allocated to the Fixed Account. We also will return your Purchase Payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss and any Variable Account charges that occurred from the date of allocation through the date of cancellation.
The adjustment will reflect the deduction of mortality and expense risk charges and administrative expense charges. If this Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any Purchase Payments or the Contract Value.


                                  18 PROSPECTUS

CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, your Contract Value is equal to your initial Purchase Payment. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide

(i) the amount of the Purchase Payment or transfer you have allocated to a Variable Sub-Account by

(ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer.

For example, if we receive a $10,000 Purchase Payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the Mortality And Expense Risk Charge, Administrative Expense Charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, Income Benefit Rider charges (if applicable), and transfer fees separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider, and the Income Benefit Rider.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.


                                  19 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 18 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds' objective(s) below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectuses for the Fund. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts. A I M Advisors, Inc. serves as the investment advisor to each Fund.

FUND:                           EACH FUND SEEKS*:            FUND ADVISOR
AIM VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
AIM V.I. Aggressive Growth      Long-term growth of capital  AIM Advisors, Inc
Fund (2)
--------------------------------------------------------------------------------
AIM V.I. Balanced Fund (2)      Acheive as a high a total    AIM Advisors, Inc
                                return as possible,
                                consisent with preservation
                                of capital
--------------------------------------------------------------------------------
AIM V.I. Basic Value Fund       Long-term growth of capital  AIM Advisors, Inc
--------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund (2)     Long-term growth of cpaital  AIM Advisors, Inc
                                and income as a secondary
                                objective
------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation   Growth of capital            AIM Advisors, Inc
Fund
------------------------------------------------------------------------------------
AIM V.I. Capital Development    Long-term growth of capital  AIM Advisors, Inc
Fund (2)
------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund       Long-term growth of capital  AIM Advisors, Inc
------------------------------------------------------------------------------------
AIM V.I. Dent Demographic       High level of current        AIM Advisors, Inc
Trends Fund (2)                 income
------------------------------------------------------------------------------------
AIM V.I. Diversified Income     High total return            AIM Advisors, Inc
Fund
------------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund  High total return            AIM Advisors, Inc
------------------------------------------------------------------------------------
AIM V.I. Government Securities  Growth of capital            AIM Advisors, Inc
Fund
------------------------------------------------------------------------------------
AIM V.I. Growth Fund            Growth of capital with a     AIM Advisors, Inc
                                secondary objective of
                                current income
------------------------------------------------------------------------------------
AIM V.I. High Yield Fund (2)    High level of current        AIM Advisors, Inc
                                income
------------------------------------------------------------------------------------
AIM V.I. International Growth   Long-term growth of capital  AIM Advisors, Inc
Fund
------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity    Long-term growth of capital  AIM Advisors, Inc
Fund
------------------------------------------------------------------------------------
AIM V.I. Money Market Fund      As high a level of current   AIM Advisors, Inc
                                income as is consistent
                                with the preservation of
                                capital and liquidity
------------------------------------------------------------------------------------
AIM V.I. New Technology Fund    Long-term growth of capital  AIM Advisors, Inc
------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund    Long-term growth of capital  AIM Advisors, Inc
                                with income as a secondary
                                objective
------------------------------------------------------------------------------------


*The investment objective(s) of each Fund may be changed by the Board of Trustees without shareholder approval.

**Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the Fund may periodically suspend or limit the offering of its shares, and it will be closed to new participants when Fund assets reach $200 million. During closed periods, the Fund will accept additional investments from existing participants.

Amounts you allocate to variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Variable Sub-Accounts invest. You bear the investment risk that the Funds might not meet their investment objective(s). Shares of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

                                  20 PROSPECTUS

INVESTMENT ALTERNATIVES:   THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------
You may allocate all or a portion of your purchase payments to the Fixed Account. The Fixed Account Options available under each Contract are as follows:

-       GUARANTEED MATURITY FIXED ACCOUNT OPTION

-       6 MONTH DOLLAR COST AVERAGING OPTION

-       12 MONTH DOLLAR COST AVERAGING OPTION

We may offer additional Fixed Account options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general account assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
The Dollar Cost Averaging Fixed Account Options are two of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 24. These options allow you to allocate purchase payments to the Fixed Account for 6 months (the "6 Month Dollar Cost Averaging Option") or for 12 months (the "12 Month Dollar Cost Averaging Option"). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below.

You  must  transfer  all of your  money  out of the 6 or 12  Month  Dollar  Cost
Averaging Options to other investment alternatives that you have selected in equal monthly installments beginning the next business day after allocation. The number of monthly installments must be no more than 6 for the 6 Month Dollar Cost Averaging Option and no more than 12 for the 12 Month Dollar Cost Averaging Option. At the end of the applicable transfer period, any amount remaining in the 6 or 12 Month Dollar Cost Averaging Options will be automatically transferred to the same sub-accounts as your prior 6 or 12 transfers, unless you request a different investment alternative. Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.

If we do not receive allocation instructions from you when payment is received, the dollar cost averaging transfers will be made to the Money Market Variable Sub-account in equal monthly installments within the selected transfer period until we have received a different allocation instruction.

At the end of the applicable transfer period, any nominal amounts remaining in the Dollar Cost Averaging Option will be allocated to the Money Market Variable Sub-Account.

You may not transfer funds from other investment alternatives to either the 6 or 12 Month Dollar Cost Averaging Options.


INVESTMENT RISK
We bear the investment risk for all amounts allocated to the 6 Month Dollar Cost Averaging Option and the 12 Month Dollar Cost Averaging Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the 6 Month Dollar Cost Averaging Option and the 12 Month Dollar Cost Averaging Option. For current interest rate information, please contact your representative or our customer support unit at 1-800-692-4682.


GUARANTEE PERIODS
Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, and 7 years for the AIM Lifetime America Classic/SM/ and 1 year for the AIM Lifetime America Regal/SM/ and AIM Lifetime America Freedom/SM/. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s).

Each payment or transfer allocated to a Guarantee Period must be at least $500. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.


INTEREST RATES.
We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We


                                 21 PROSPECTUS
will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Allstate New York at 1-800-692-4682.


HOW WE CREDIT INTEREST
We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to a Guarantee Period would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment.........................$10,000
Guarantee Period.........................5 years
Annual Interest Rate.................... 4.50%



                                End Of Contract Year

                            YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5
Beginning Contract Value  $10,000.00
X (1 + Annual Interest    X    1.045
Rate)
                          $10,450.00
Contract Value at end of              $10,450.00
Contract Year                         X    1.045
X (1 + Annual Interest
Rate)                                 $10,920.25
Contract Value at end of                          $10,920.25
Contract Year                                     X    1.045
X (1 + Annual Interest
Rate)                                             $11,411.66
Contract Value at end of                                      $11,411.66
Contract Year                                                 X    1.045
X (1 + Annual Interest
Rate)                                                         $11,925.19


Contract Value at end of                                                  $11,925.19
Contract Year                                                             X    1.045
X (1 + Annual Interest
Rate)                                                                     $12,461.82



Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82 - $10,000.00). This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.


RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. At the end of a Guarantee Period, we will automatically renew the Guarantee Period value to a new one-year Guarantee Period to be established on the day the previous Guarantee Period expired. During the 30-day period after the end of the Guarantee Period, you may:

1) Take no action. We will automatically apply your money to a new one-year Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be the rate in effect on the 1st day of the New Period; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice, to be established on the day we receive the instruction. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer at the next unit value we calculate after we receive your instructions; or

4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge. You may also be required to pay premium taxes and income tax withholding, if applicable. In this case, the amount withdrawn will be deemed to have been withdrawn on the day we received notification.


                                 22 PROSPECTUS

INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the Six Month Fixed Account or the Twelve Month Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $500. A transfer fee of $25 applies to each transfer after the 12th in any Contract Year. Multiple transfers on a single trading day are considered a single transfer. We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 10 days or more, we will credit your contract with interest as required by applicable law. Any interest would be credited from the date we receive the transfer request to the date we make the transfer.

The total amount of transfers and withdrawals from each Guarantee Period of the Guaranteed Maturity Account during a Contract Year cannot exceed 25% of the purchase payment or the amount transferred into that Guarantee Period. For each Guarantee Period, any portion of the total allowable transfer and withdrawal amount that is not transferred or withdrawn in that Certificate Year will not increase the allowable transfer and withdrawal amount in any subsequent Contract year. This limitation will be waived for amounts transferred during the 30-day period after the Guarantee Period expires. This limitation does not apply to any Dollar Cost Averaging Fixed Accounts.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. You may make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments.


TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-692-4682. The cut-off time for telephone transfer requests is 4:00 p.m. Eastern Time. In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


EXCESSIVE TRADING LIMITS
We reserve the right to limit transfers among the Variable Sub-Accounts in any Contract Year, or to refuse any Variable Sub-Account transfer request, if:

.. we believe, in our sole discretion, that excessive trading by such Contract owner or owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract owners; or

.. we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners. If we exercise our right to impose this restriction, we will send you a written notice of our intent to begin declining excessive transfer requests that we receive more than ten days after we send you the notice. If we do decline such a transfer request, we will send you another written notice on the next business day after we receive the declined request, informing you that the requested transfer has not been made.


DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month from any Variable Sub-Account, the Six Month Dollar Cost Averaging Fixed Account or the Twelve Month



                                 23 PROSPECTUS

Dollar Cost Averaging Fixed Account, to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage of your contract value allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account monthly, quarterly, semi-annually, or annually, depending on your instructions. At the end of the period you select, we will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.


EXAMPLE:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Diversified Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub- Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Diversified Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Diversified Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.


EXPENSES
--------------------------------------------------------------------------------

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is:

.. 1.20% for AIM Lifetime America Classic/SM/

.. 1.35% for AIM Lifetime America Regal/SM/

.. 1.40% for AIM Lifetime America Freedom/SM/

The mortality and expense risk charge is for the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (EXPENSE RISK) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. If you select the Enhanced Death Benefit Rider Option, the Mortality And Expense Risk Charge will include an additional 0.25% for the Option. We guarantee that we will not raise the Mortality And Expense Risk Charge. We assess the Mortality And Expense Risk Charge during both the Accumulation Phase and the Payout Phase. After the Payout Start Date, Mortality And Expense Risk charges for the Enhanced Death Benefit and the Income Benefit will cease.


INCOME BENEFIT FEE
We impose a separate fee for the Income Benefit Rider. The fee equals, on an annual basis, 0.30% of the Income Base. We reserve the right to change the fee for the Rider. However, once we issue your Rider, we cannot change the Rider fee that applies to your Contract. The Rider fee rate will never exceed 0.50% per year. See "Income Benefit Riders" for details.


ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend






                                 24 PROSPECTUS
this charge to cover actual administrative expenses. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.


TRANSFER FEE
We impose a $25 fee upon transfers in excess of 12 during any Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the charge applicable for each Contract appears on page 10. The Contracts differ in the following respects:


AIM LIFETIME AMERICA CLASSIC/SM/ AND AIM LIFETIME AMERICA REGAL/SM/ CONTRACTS Under AIM Lifetime America Classic and AIM Lifetime America Regal/SM/ Contracts, you can withdraw up to the Preferred Withdrawal amount each Contract Year without paying a withdrawal charge. The Preferred Withdrawal amount is equal to the greater of 15% of Purchase Payments, or 15% of the Contract Value as of the beginning of the Contract Year. Unused portions of the "PREFERRED WITHDRAWAL AMOUNT " are not carried forward to future Contract Years.


AIM  LIFETIME  AMERICA   FREEDOM/SM/
Under AIM Lifetime America Freedom/SM/ Contracts, there is no withdrawal charge on any withdrawals.


ALL CONTRACT OPTIONS
We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest payments first. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

.. the death of the Contract Owner or Annuitant (unless the Death Benefit equals the settlement value);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract.

We use the amounts obtained from the withdrawal charge to recover the cost of sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the Mortality And Expense Risk Charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax. You should consult your own tax counsel or other tax advisers regarding any withdrawals.


PREMIUM TAXES
Currently, we do not make deductions for premium taxes under the Contracts because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from Purchase Payments or the Contract Value when the tax is incurred or at a later time.


DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Taxes section.


OTHER EXPENSES
Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of current estimates of those charges and expenses, see page 11. We may receive compensation from the investment advisers or administrators of the Funds in connection with the administrative services we provide to the Funds.


                                  25 PROSPECTUS

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "INCOME PLANS" on page 27.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our service center, less any withdrawal charges, income tax withholding, Income Benefit Rider fees, and any penalty tax. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge.

You must name the investment alternative from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the Variable Sub-Accounts according to the value of your investments therein.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

The total amount of transfers and withdrawals from each Guarantee Period of the Guaranteed Maturity Account during a Contract Year cannot exceed 25% of the purchase payment or the amount transferred into that Guarantee Period. For each Guarantee Period any portion of the total allowable transfer and withdrawal amount that is not transferred or withdrawn in that Contract Year will not increase the allowable transfer and withdrawal amount in any subsequent Contract Year. This limitation will be waived for amounts withdrawn during the 30-day period after the Guarantee Period expires. If you elect to withdraw your entire Contract Value at any time during the accumulation phase, this limitation will be waived.

If you request a total withdrawal, we may require you to return your Contract to us.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2, may be subject to an additional 10% federal tax penalty


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2) An emergency exists as defined by the SEC; or

3) The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 10 days or more, we will credit your Contract with interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive SYSTEMATIC WITHDRAWAL payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program. Withdrawals made under the Systematic Withdrawal Program may be subject to a surrender charge.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2, may be subject to an additional 10% federal tax penalty. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, and no Purchase Payments have been received for 3 years, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. Before terminating any Contract whose value has been reduced by withdrawal to less than $2,000, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional Purchase Payment to restore your Contract's value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other charges and applicable taxes.


                                  26 PROSPECTUS

INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must occur:

.. at least 30 days after the Issue Date; and,

.. no later than the day the  Annuitant  reaches age 90, or the 10th  Contract
  Anniversary, if later.

Subject to the above limitation, you may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionately to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.

Three Income Plans are available under the Contract. Each is available to provide:

.. Fixed Income Payments;

.. Variable Income Payments; or

.. a combination of the two.

The three Income Plans are:


INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS.
Under this plan, we make periodic income payments for the longer of the life of the Annuitant or a specified guarantee period. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect to receive guaranteed payments for periods up to 30 years. If the Annuitant is age 90 or older as of the Payout Start Date the guaranteed payments may range from 5 to 30 years.


INCOME PLAN 2 -- JOINT AND SURVIOR LIFE INCOME WITH GUARANTEED  PAYMENTS.
Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect to receive guaranteed payments for periods up to 30 years. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the guaranteed payments may range from 5 to 30 years.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD.
Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. If you select a Payout Start Date prior to the third anniversary of the Contract issue date, then the number of years guaranteed may be from 10 to 30 years. If you select a Payout Start Date on or after the third anniversary of the Contract issue date, then the number of years guaranteed may be from 5 to 30 years. If you are under age 70 at the Payout Start Date, you may request a specified period of more than 30 years, but no more than 50 years, and no more than the number of years necessary to extend your income payments to age 100. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.


                                  27 PROSPECTUS

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving income payments that do not depend on the life of the Annuitant under Income Plan 3. In that case you may terminate all or part of the income payments at any time and receive a lump sum equal to the present value of the remaining income payments associated with the amount withdrawn. The minimum amount you may withdraw under this feature is $50.

We may make other Income Plans available. You may obtain information about them by writing or calling us. You may apply all or part of your Contract Value to an Income Plan. On the Payout Start Date, you may choose the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.

We will apply your Contract Value, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

.. pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

.. reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS
The amount of your Variable Income Payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your Variable Income Payments may be more or less than your total Purchase Payments because (a) variable income payments vary with the investment results of the underlying Funds; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the assumed investment rate, then the dollar amount of your Variable Income Payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the Variable Income Payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine Variable Income Payments.

FIXED INCOME PAYMENTS
We guarantee Income Payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by applying the the Fixed Account Value to the greater of:

.. the  appropriate  value from the Income Payment Table in your Contract or

.. such other value as we are offering at that time.

We may defer making Fixed Income Payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will credit interest to your Contract as required by law from the date we receive the withdrawal request to the date we make payment.

BETTERMENT OF RATES
At the time of their commencement, Income Payment amounts will not be less than those that would be provided by the application of the Contract Value less any applicable premium tax to purchase a single premium immediate annuity contract offered by us at the time to the same class of annuities.

PLEASE NOTE THAT THIS BETTERMENT OF RATES FEATURE DOES NOT APPLY TO THE INCOME BENEFIT RIDER.

INCOME BENEFIT RIDER (ALSO REFERRED TO AS PERFORMANCE INCOME BENEFIT RIDER)
If both you and the oldest Annuitant are age 75 or younger as of the date you apply to add the Rider (Rider Application Date), you have the option to add the Income Benefit Rider to your Contract. The Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select ("Guaranteed Income Benefit"). You may exercise this benefit up to your latest Payout Start Date, subject to the "QUALIFICATIONS" below. Once elected, the Rider may not be canceled.

QUALIFICATIONS
To qualify for an income benefit under the Rider, you must meet the following conditions as of the Payout Start Date:

.. You must elect a Payout Start Date that is on or after the 10/th/ anniversary of the date we issued the Rider (the "Rider Date");

.. The Payout Start Date must occur during the 30 day




                                 28 PROSPECTUS
   period following a Contract Anniversary;

.. The oldest Annuitant must be age 90 or younger;

.. You must elect to receive fixed income payments (calculated using the guaranteed Income Payment Tables provided in your Contract); and

.. The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

  . 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or

  . 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.


INCOME BENEFIT RIDER FEE
The current annual charge for the Income Benefit Rider is 0.30% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fees only from the Variable Sub-Account(s) on a pro-rata basis.

For the initial Contract Anniversary after the Rider Date, we will deduct a Rider fee pro rated to reflect the number of full months from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to reflect the number of full months the Rider was in effect during the current Contract Year. We will not deduct the Rider fee during the Payout Phase.


INCOME BENEFIT AMOUNT
The Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select. The Income Base is used solely for the purpose of calculating the guaranteed income benefit and does not provide a Contract Value or guarantee performance of any investment alternative.

We determine the Income Base as follows:

On the Rider Date, the Income Base is equal to the Contract Value. After the Rider Date, we recalculate the Income Base as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:

.. For purchase payments, the Income Base is equal to the most recently calculated Income Base plus the purchase payment.

.. For withdrawals, the Income Base is equal to the most recently calculated
  Income Base reduced by a withdrawal adjustment, as defined below.

.. On each Contract Anniversary, the Income Base is equal to the greater of the Contract Value on that Contract Anniversary or the most recently calculated Income Base.

We will recalculate the Income Base for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary on or after the 85th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the oldest Annuitant. After that date, we will recalculate the Income Base only for purchase payments and withdrawals.

In the absence of any withdrawals or purchase payments, the Income Base will be equal to the greatest of the Contract Value as of the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date.

For purposes of computing the Income Base, the withdrawal adjustment is equal to
(1) divided by (2), with the result multiplied by (3), where:

(1) = withdrawal amount,

(2) = the Contract Value immediately prior to the withdrawal, and

(3) = the most recently calculated Income Base.

See Appendix B for an example of how the withdrawal adjustment applies.

We determine the guaranteed income benefit amount by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the guaranteed income benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.

The guaranteed income benefit will only apply if you elect to receive fixed income payments (calculated using the guaranteed Income Payment Tables provided in your Contract) under certain life contingent Income Plans (see "QUALIFICATIONS" page 28). If, however, you apply the Contract Value and not the guaranteed income benefit to the Income Plan, then you may select any Income Plan we offer at that time and/or use current annuity payment rates then in effect. If you expect to apply your Contract Value to variable income payment options, electing the Income Benefit Rider may not be appropriate.

PAYOUT WITHDRAWAL
You may terminate all or a portion of the Income Payments being made under Income Plan 3 at any time and withdraw their value by writing to us. For Variable Amount Income Payments, this value is equal to the present value of the Variable Amount Income Payments being terminated, calculated using a discount rate equal to the Assumed Investment Rate that was used in determining the initial variable payment. For Fixed Amount Income Payments, this value is equal to the present value of the Fixed Amount Income Payments being terminated, calculated using a discount rate equal to the interest rate that was used in determining the Fixed



                                 29 PROSPECTUS

Amount Income Payment.

A Payout Withdrawal must be a least $50. If any Payout Withdrawal reduces the value of the remaining Income Payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the Value of the remaining Income Payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the Investment Alternatives(s) from which you wish to make Payout Withdrawal. If you withdraw a portion of the value of your remaining Income Payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age. However, we reserve the right to use income  payment  tables that do not  distinguish on
the basis  of  sex  to  the  extent   permitted  by   applicable   law.  In
 certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, you should consult with legal counsel as to whether the purchase of a Contract is appropriate. For Qualified plans, where it is appropriate, we may use income payment tables that do not distinguish on the basis of sex.



DEATH BENEFITS
--------------------------------------------------------------------------------

We will pay a death benefit prior to the Payout Start Date on:

.. the death of any Contract Owner or,

.. the death of the Annuitant, if the Contract is owned by a non-natural person.

We will pay the death benefit to the new Contract Owner as determined immediately after the death. The New Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.

A claim for a distribution on death must include Due Proof Of Death. We will accept the following documentation as "DUE PROOF OF DEATH":

.. a certified copy of a death certificate,

.. a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

.. any other proof acceptable to us.


DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1) the Contract Value as of the date we determine the death benefit, or

2) the Settlement Value (that is, the amount payable on a full withdrawal of Contract Value, see page 32) on the date we determine the death benefit, or

3) the sum of all Purchase Payments reduced by a Withdrawal Adjustment, as defined below, or

4) the greatest of the Contract Values on the current or any previous Death Benefit Anniversary prior to the date we determine the Death Benefit, increased by any Purchase Payments made since that Death Benefit Anniversary and reduced by an adjustment for any withdrawals, as defined below.

DEATH BENEFIT ANNIVERSARIES occur every 7th Contract Anniversary until the oldest Owner's 80th birthday, or the Annuitant's 80th birthday if the Owner is not a living person. For example, the 7th, 14th, and 21st Contract Anniversaries are the first three Death Benefit Anniversaries. The Contract anniversary immediately following the oldest Owner's 80th birthday, or the Annuitant's 80th birthday if the Owner is not a living person, will also be a Death Benefit Anniversary and is the final Death Benefit Anniversary.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

    (a)   =   is the withdrawal amount.

    (b)   =   is the Contract Value immediately prior to the withdrawal.

    (c)   =   is the Contract value on the applicable Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Death Benefit Anniversary, or the sum of all Purchase Payments adjusted for any prior withdrawals, as applicable

We will determine the value of the Death Benefit as of the end of the Valuation Date on which we receive a complete request for settlement of the Death Benefit. If we receive a request after 4 p.m. Eastern Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.


ENHANCED DEATH BENEFIT RIDER
For Contract owners and Annuitants up to and including age 80, the Enhanced Death Benefit Rider is an optional benefit that you may elect. If the Contract owner is a living individual, the Enhanced Death Benefit applies only upon the death of the Contract owner. If the



                                 30 PROSPECTUS

Contract owner is not a living individual, the Enhanced Death Benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the Death Benefit will be the greatest of (1) through (4) above, or (5) the Enhanced Death Benefit. The Enhanced Death Benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract. The Enhanced Death Benefit Rider and the mortality and expense charge for the Rider will terminate upon the change of Contract Owner (or the Annuitant if the Contract is owned by a non-natural person) for reasons other than death.

The annualized Mortality And Expense Risk Charge for this Rider is 0.25%. We deduct the charge only from the Variable Sub-Account(s).


ENHANCED DEATH BENEFIT
On the date we issue the Rider ("RIDER DATE"), the Enhanced Death Benefit is equal to the Contract Value on that date. After the Rider Date, the Enhanced Death Benefit is the greatest of all Contract Anniversary Values as of the date we determine the Death Benefit. The "ANNIVERSARY VALUE" is equal to the Contract Value on a Contract Anniversary, increased by Purchase Payments made since that Anniversary and reduced by a Withdrawal Adjustment, as described below, for any partial withdrawals since that Anniversary.

We will calculate Anniversary Values for each Contract Anniversary up until the earlier of:

.. the date we determine the death benefit; or

.. the first Contract Anniversary on or after the oldest Contract owner's or, if the Contract Owner is not a natural person, the Annuitant's 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

Following the first Contract Anniversary on or after the oldest Owner's or, if the Contract Owner is not a natural person, the Annuitant's 80th birthday, or the first day of the 61st month following the Rider Date, we will recalculate the Enhanced Death Benefit only for Purchase Payments and withdrawals.

For purposes of computing the Enhanced Death Benefit:

The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) = the withdrawal amount,

  (b)  = is  the  Contract  Value  immediately  prior  to  the withdrawal, and

  (c)  =  is  the  most  recently  calculated  Enhanced  Death  Benefit.





                                 31 PROSPECTUS

DEATH BENEFIT PAYMENTS
--------------------------------------------------------------------------------


DEATH OF CONTRACT OWNER
Subject to any restrictions previously placed upon any Beneficiary, within 180 days of the date of your death, the new Contract owner may elect to:

1)   receive the Death Benefit in a lump sum, or

2) apply the Death Benefit to one of the Income Plans described above. The Payout Start Date must be within 1 year of the date of death. Income Payments must be:

.. over the life of the new Contract owner; or

.. for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the (New) Contract owner;

.. over the life of the new Contract owner with a guaranteed number of payments from 5 to 30 years, but not to exceed the life expectancy of the new Contract owner.

Otherwise, the new Contract owner will receive the SETTLEMENT VALUE. The Settlement Value is the Contract Value, less any applicable withdrawal charge and premium tax. We will calculate the Settlement Value as of the end of the Valuation Date coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of your death, whichever is earlier. If we receive a request after 4 p.m. Eastern Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

In any event, the entire value of the Contract must be distributed within 5 years after the date of the death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the sole New Contract Owner is your spouse, then he or she may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received complete request for settlement of the Death Benefit (the next Valuation Date, if we receive complete request for settlement of the death benefit after 4 p.m. Eastern Time). The Contract may only be continued once. If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. If you elected the Enhanced Death Benefit Rider, on the date the Contract is continued the applicable rider will continue in force, and the Rider Date will be reset to the date the Contract is continued. For purposes of calculating future death benefits, your spouse's age on this new Rider Date will be used to determine applicable death benefit amounts.

If the new Contract owner is a corporation, trust, or other non-natural person, then the new Contract owner may elect, within 180 days of your death, to receive the death benefit in lump sum or may elect to receive the Settlement Value in a lump sum within 5 years of death.


DEATH OF ANNUITANT
If any Annuitant who is not also the Contract owner dies prior to the Payout Start Date, the Contract owner must elect one of the applicable options described below.

If the Contract Owner is a natural person, then the Contract will continue with a new Annuitant as described on page 7.

If the Contract Owner is a non-natural person, the non-natural Contract Owner may elect, within 180 days of the Annuitant's date of death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death. If the non-natural Contract owner does not make one of the above described elections, the Settlement Value must be withdrawn by the non-natural Contract Owner on or before the mandatory distribution date 5 years after the Annuitant's death.


MORE INFORMATION
--------------------------------------------------------------------------------


ALLSTATE NEW YORK
Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York.

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Contract only in New York. Our headquarters is located at One Allstate Drive, Farmingville, New York 11738. Our service center is located in Vernon Hills, Illinois (mailing address: P.O Box 94038, Palatine, Ilinois 60094-4038; overnight mail: 300 North Milwaukee Avenue, Vernon Hills, Illinois, 60061).

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary


                                  32 PROSPECTUS
of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+g rating to Allstate New York due to its group affiliation with Allstate Life. Standard & Poor's Insurance Rating Service assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Allstate New York, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature


THE VARIABLE ACCOUNT
Allstate New York established the Allstate Life Insurance Company of New York Separate Account A on December 15, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of 18 Variable Sub-Accounts, each of which invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE FUNDS
--------------------------------------------------------------------------------


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.
We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.


VOTING PRIVILEGES.
As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding eligible Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.


CHANGES IN FUNDS.
If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in additional underlying mutual funds. We will notify you in advance of any change.


CONFLICTS OF INTEREST.
The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it




                                 33 PROSPECTUS
may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of trustees of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds' board of trustees may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT DISTRIBUTION.
ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the National Association of Securities Dealers, Inc.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8.50% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 1.20%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions. Allstate New York does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.

Allstate New York does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.


ADMINISTRATION.
We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract owner records;

.. Contract owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


QUALIFIED PLANS
If you use the Contract within a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.


LEGAL MATTERS
Bricker & Eckler, LLP, Columbus, Ohio, has advised Allstate New York on certain federal securities law matters. All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.


                                  34 PROSPECTUS

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE NEW YORK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ANNUITIES IN GENERAL TAX DEFERRAL.
Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1) the Contract owner is a natural person,

2) the investments of the Variable Account are "ADEQUATELY DIVERSIFIED" according to Treasury Department regulations, and

3) Allstate New York is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS.
As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.


DIVERSIFICATION REQUIREMENTS.
or a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "ADEQUATELY DIVERSIFIED" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate New York does not have control over the Funds or their investments, we expect the Funds to meet the diversification requirements.


OWNERSHIP TREATMENT.
The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of separate account investments may cause an investor to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS.
If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"NONQUALIFIED DISTRIBUTIONS" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "QUALIFIED DISTRIBUTIONS" from Roth IRAs are not included in gross income. "QUALIFIED DISTRIBUTIONS" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:


                                  35 PROSPECTUS

.. made on or after the date the individual attains age  591/2,

.. made to a beneficiary after the Contract owner's death,

.. attributable to the Contract owner being disabled, or

.. for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the investment in the Contract and the Contract Value at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.


TAXATION OF ANNUITY PAYMENTS.
Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


TAXATION OF ANNUITY DEATH BENEFITS.
Death of a Contract owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.


PENALTY TAX ON PREMATURE DISTRIBUTIONS.
A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 591/2. However, no penalty tax is incurred on distributions:

1) made on or after the date the Contract owner attains age 591/2;

2) made as a result of the Contract Owner's death or disability;

3) made in substantially equal periodic payments over the Contract Owner's life or life expectancy,

4) made under an immediate annuity, or

5) attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.


AGGREGATION OF ANNUITY CONTRACTS.
All non-qualified deferred annuity contracts issued by Allstate New York (or its affiliates) to the same Contract owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


TAX QUALIFIED CONTRACTS
Contracts may be used as investments with certain qualified plans such as:

.. Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the
  Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension Plans under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section
  408(p) of the Code;

.. Tax Sheltered Annuities under Section 403(b) of the Code;

.. Corporate and Self Employed Pension and Profit Sharing Plans; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Allstate New York reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.


THE DEATH BENEFIT AND QUALIFIED CONTRACTS.
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these


                                  36 PROSPECTUS
regulations prohibit the Death Benefit, including that provided by the optional Death Benefit, from being provided under the Contracts when we issue the Contracts as Traditional IRAs, Roth IRAs or SIMPLE IRAs. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional IRA, Roth IRA or SIMPLE IRAs could result in increased taxes to the owner.

It is also possible that the Death Benefit could be characterized as an incidental Death Benefit. If the Death Benefit were so characterized, this could result in currently taxable income to a Contract owner. In addition, there are limitations on the amount of incidental Death Benefits that may be provided under qualified plans, such as in connection with a 403(b) plan. Even if the Death Benefit under the Contract were characterized as an incidental Death Benefit, it is unlikely to violate those limits unless the Contract owner also purchases a life insurance contract in connection with such plan.


RESTRICTIONS UNDER SECTION 403(B) PLANS.
Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after December 31, 1998, and all earnings on salary reduction contributions, may be made only:

1) on or after the date the employee

  .  attains age 591/2,

  .  separates from service,

  .  dies,

  .  becomes disabled, or

2) on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan.


INCOME TAX WITHHOLDING
Allstate New York is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1) required minimum distributions, or

2) a series of substantially equal periodic payments made over a period of at least 10 years, or over the life (joint lives) of the participant (and beneficiary).

Allstate New York may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.


                                  37 PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate New York's annual report on Form 10-K for the year ended December 31, 2001 and its Form 10-Q reports for the quarters ended March 31, 2002, are incorporated herein by reference, which means that they are legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000947878. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http:// www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 94038, Palatine, IL 60094-4038 (telephone:
1-800-692-4682).


EXPERTS
--------------------------------------------------------------------------------

The financial statements of Allstate New York as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and related financial statement schedules incorporated herein by reference from the Annual Report on Form 10-K of Allstate New York and from the Statement of Addtional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2001 and for each of the periods in the two years then ended incorporated herein by reference from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference and have been so incoporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                  38 PROSPECTUS

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Funds for the periods beginning with the inception dates of the Funds and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.


                                  39 PROSPECTUS

APPENDIX A
--------------------------------------------------------------------------------


  AIM LIFETIME AMERICA/SM/ VARIABLE ANNUITY SERIES CONTRACT COMPARISON CHART



Feature                                       AIM Lifetime America    AIM Lifetime        AIM Lifetime
                                              Classic/SM/            America Regal/SM/    America
                                                                                          Freedom/SM/
---------------------------------------------------------------------------------------------------------
MAXIMUM AGE OF CONTRACT                       90                     90                   90
OWNER AND ANNUITANT ON THE
ISSUE DATE
---------------------------------------------------------------------------------------------------------
MINIMUM INITIAL PURCHASE PAYMENT              $10,000                $10,000              $10,000
---------------------------------------------------------------------------------------------------------
FIXED ACCOUNT OPTIONS                         YES                    YES                  YES
---------------------------------------------------------------------------------------------------------
ADMINISTRATIVE EXPENSE CHARGE                 0.10%                  0.10%                0.10%
---------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE (WITHOUT    1.20%                  1.35%                1.40%
OPTIONAL BENEFIT)
---------------------------------------------------------------------------------------------------------
PREFERRED WITHDRAWAL AMOUNT                   GREATER OF 15% OF      GREATER OF 15% OF    NO
                                              PURCHASE PAYMENTS,     PURCHASE PAYMENTS,   SURRENDER
                                              OR 15% OF THE          OR 15% OF THE        CHARGES
                                              CONTRACT VALUE         CONTRACT VALUE


---------------------------------------------------------------------------------------------------------
WITHDRAWAL CHARGE (MEASURED FROM NUMBER OF    YEAR: 1 2 3 4 5 6 7 8  YEAR: 1 2 3 4        NONE
COMPLETE YEARS SINCE WE RECEIVED THE          %:    7 7 7 6 5 4 3 0  %:    7 6 6 0
PURCHASE PAYMENTS)(AS A PERCENTAGE OF
PURCHASE PAYMENTS WITHDRAWN IN EXCESS OF THE
PREFERRED WITHDRAWAL AMOUNT)
---------------------------------------------------------------------------------------------------------
WITHDRAWAL CHARGE WAIVERS                     YES                    YES                  NO
---------------------------------------------------------------------------------------------------------






                                  40 PROPECTUS

APPENDIX B
--------------------------------------------------------------------------------


WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFIT*


 Issue Date:                     January 1, 2002

Initial Purchase Payment:        $50,000


The following shows how we compute the adjusted Income Base in the example above. Please note that the withdrawal adjustment reduces the Income Base by the same proportion as the withdrawal reduces the Contract Value.




                  Type of Occurrence      Beginning                 Contract    Income
                                           Contract   Transaction    Value      Benefit Rider
  Date                                      Value        Amount      After      Income Base
                                                                   Occurance
 1/1/03           Contract Anniversary    $55,000                   $55,000     $55,000

 7/1/03           Partial Withdrawal      $60,000     $15,000       $45,000     $41,250






INCOME BENEFIT RIDER INCOME BASE


Partial Withdrawal Amount                                          = (a)         $15,000
-----------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal              =(b)         $60,000
Value of Income Base Immediately Prior to Partial                                $55,000
 Withdrawal                                                         =(c)
Withdrawal Adjustment                                      [(a)/(b)]*(c)         $13,750
-----------------------------------------------------------------------------------------
Adjusted Income Base                                                             $41,250

-----------------------------------------------------------------------------------------

* Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.




                                  41 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  Description
--------------------------------------------------------------------------------
  Additions, Deletions or Substitutions of InvestmentsThe Contract
--------------------------------------------------------------------------------
  Purchases of Contracts
--------------------------------------------------------------------------------
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
  Performance Information
--------------------------------------------------------------------------------
  Standardized Total Returns
--------------------------------------------------------------------------------
  Non-standardized Total Returns
--------------------------------------------------------------------------------
  Adjusted Historical Total Returns
--------------------------------------------------------------------------------
  Calculation of Accumulation Unit Values
--------------------------------------------------------------------------------
  Calculation of Variable Income Payments
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Calculation of Annuity Unit ValuesGeneral Matters
--------------------------------------------------------------------------------
  IncomeSettlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's Assets
--------------------------------------------------------------------------------
  Premium Taxes
--------------------------------------------------------------------------------
  Tax Reserves
--------------------------------------------------------------------------------
  Federal Tax Matters
--------------------------------------------------------------------------------
  Qualified Plans
--------------------------------------------------------------------------------
  Experts
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.






                                  42 PROSPECTUS

                THE AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES
                         (AIM Lifetime America Classic,
                           AIM Lifetime America Regal,
                          AIM Lifetime America Freedom)


Allstate Life Insurance Company of New York Statement of Additional Information
                                dated June 3, 2002


                  Allstate Life Insurance Company of New York
                               Separate Account A
                One Allstate Drive, Farmingville, New York 11738
                                 Service Center
                             Post Office Box 94038
                            Palatine, IL 60094-4038
                               1 (800) 692 - 4682


This Statement of Additional Information supplements the information in the prospectus for the AIM Lifetime America Variable Annuity Series. This Statement of Additional Information is not a prospectus. You should read it with the prospectus, dated June 3, 2002, for the Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.

Except as otherwise noted, this Statement of Additional Information uses the same defined terms as the prospectus.


                                TABLE OF CONTENTS

Description                                                                Page
-----------                                                                ----
Additions, Deletions or Substitutions of Investments.......................
The Contract...............................................................
  Purchases................................................................
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers).............
Performance Information....................................................
Calculation of Accumulation Unit Values....................................
Calculation of Variable Income Payments....................................
General Matters
  Incontestability.........................................................
  Settlements..............................................................
  Safekeeping of the Variable Account's Assets.............................
  Premium Taxes............................................................
  Tax Reserves.............................................................
Experts....................................................................
Financial Statements.......................................................



ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We may add, delete, or substitute the Fund shares held by any Variable Sub-Account to the extent the law permits. We may substitute shares of any Fund with those of another Fund of the same or different mutual fund if the shares of the Fund are no longer available for investment, or if we believe investment in any Fund would become inappropriate in view of the purposes of the Variable Account.

We will not substitute shares attributable to a Contract owner's interest in a Variable Sub-Account until we have notified the Contract owner of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract owners.

We also may establish additional Variable Sub-Accounts or series of Variable Sub-Accounts. Each additional Variable Sub-Account would purchase shares in a new Fund of the same or different mutual fund. We may establish new Variable Sub-Accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Variable Sub-Accounts in conjunction with the Contract to existing Contract owners. We may eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

We may, by appropriate endorsement, change the Contract as we believe necessary or appropriate to reflect any substitution or change in the Funds. If we believe the best interests of persons having voting rights under the Contracts would be served, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.


THE CONTRACT

The Contract is primarily designed to aid individuals in long-term financial planning. You can use it for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.

PURCHASE OF CONTRACTS

We offer the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. The principal underwriter for the Variable Account, ALFS, Inc., distributes the Contracts. ALFS is an affiliate of Allstate New York. The offering of the Contracts is continuous. We do not anticipate discontinuing the offering of the Contracts, but we reserve the right to do so at any time.

TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

We accept purchase payments that are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. A Contract owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.


PERFORMANCE INFORMATION

From time to time we may advertise the "adjusted historical" total returns of the Variable Sub-Accounts, as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract owner. Also, please note that the performance figures shown do not reflect any applicable taxes.


STANDARDIZED TOTAL RETURNS

A Variable Sub-Account's standardized total return represents the average annual total return of that Sub-Account over a particular period. We compute standardized total return by finding the annual percentage rate that, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Variable Sub-Account's operations, if shorter than any of the foregoing. We use the following formula prescribed by the SEC for computing standardized total return:

                              $1,000(1 + T)n = ERV

where:

          T       =    average annual total return

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1, 5, or 10 year periods or shorter period

          n       =    number of years in the period

         $1000    =    hypothetical $1,000 investment

When factoring in the withdrawal charge assessed upon redemption, we exclude the Free Withdrawal Amount, which is the amount you can withdraw from the Contract without paying a withdrawal charge. We also use the withdrawal charge that would apply upon redemption at the end of each period. Thus, for example, when factoring in the withdrawal charge for a one year standardized total return calculation, we would use the withdrawal charge that applies to a withdrawal of a purchase payment made one year prior.

The standardized total returns for the Variable Sub-Accounts for the periods ended December 31, 2001 are set out below.

The Contracts were first offered to the public on June 3, 2002. Certain of the Variable Sub-Accounts were available for investment prior to that date. Accordingly, performance figures for the Variable Sub-Accounts prior to that date reflect the historical performance of the Variable Sub-Accounts, adjusted to reflect the current level of charges that apply to the Variable Sub-Accounts under the Contracts, as well as the withdrawal charges described above. No standardized total returns are shown for the AIM V.I. Money Market Variable Sub-Account.

Contracts with the Enhanced Death Benefit, Enhanced Earnings Death Benefit and Income Benefit Riders were first offered to the public on June 3, 2002. The Variable Sub-Accounts were available for investment prior to that date. Accordingly, performance figures for the Variable Sub-Accounts prior to that date reflect the historical performance of the Variable Sub-Accounts, adjusted to reflect the current level of charges that apply to the Variable Sub-Accounts under the Contracts with the Enhanced Death Benefit, Enhanced Earnings Death Benefit and Income Benefit Riders as well as the withdrawal charges.

Effective May 1, 2000, the AIM V.I. Telecommunications Fund changed its name to the AIM V.I. Telecommunications and Technology Fund, and in May 1, 2001, the Fund changed its name to the AIM V.I. New Technology Fund, in each case, to reflect changes in its investment policies. Performance shown for the AIM V.I. New Technology Variable Sub-Account is based on the performance of the Fund, which reflects the investment policies of the Fund in effect during the periods shown.

None available


NON-STANDARDIZED TOTAL RETURNS

From time to time, we also may quote rates of return that reflect changes in the values of each Variable Sub-Account's accumulation units. We may quote these "non-standardized total returns" on an annualized, cumulative, year by year or other basis. These rates of return take into account asset-based charges, such as the mortality and expense risk charge and administration charge. However, these rates of return do not reflect withdrawal charges, or any taxes. Such charges, if reflected, would reduce the performance shown.

Annualized returns reflect the rate of return that, when compounded annually, would equal the cumulative rate of return for the period shown. We compute annualized returns according to the following formula:

                  Annualized Return = (l + r) l/n -1

                  Where r = cumulative rate of return for the period shown and n = number of years in the period

The method of computing annualized rates of return is similar to that for computing standardized performance, described above, except rather than using a hypothetical $1,000 investment and the ending redeemable value thereof, we use the changes in value of an accumulation unit.

Cumulative rates of return reflect the cumulative change in value of an accumulation unit over the period shown. Year-by-year rates of return reflect the change in value of an accumulation unit during the course of each year shown. We compute these returns by dividing the accumulation unit value at the end of each period shown, by the accumulation unit value at the beginning of that period, and subtracting one. We compute other total returns on a similar basis.

We may quote non-standardized total returns for 1, 3, 5, and 10 year periods, or period since inception of the Variable Sub-Account's operations, as well as other periods, such as "year to date" (prior calendar year end to the day stated in the advertisement); "year to most recent quarter" (prior to calendar year end to the end of the most recent quarter); the prior calendar year; and the "n" most recent calendar years.

The non standardized annualized total returns for the Variable Sub-Accounts for the period ended December 29, 2000 are set out below. The Contracts were first offered for sale as of. Certain of the Variable Sub-Accounts were available for investment prior to that date, Accordingly, the performance shown reflects the historical performance of the Variable Sub-Accounts, adjusted to reflect the current asset-based charges that apply to the Variable Sub-Accounts under the Contracts (but not the withdrawal charge or taxes). No non-standardized annualized returns are shown for the Money Market Variable Sub-Account.

Contracts with the Enhanced Death Benefit, Enhanced Earnings Death Benefit and Income Benefit Riders were first offered to the public on The Variable Sub-Accounts were available for investment prior to that date. Accordingly, performance figures for the Variable Sub-Accounts prior to that date reflect the historical performance of the Variable Sub-Accounts, adjusted to reflect the current asset-based charges that apply to the Variable Sub-Accounts under the Contracts with the Enhanced Death Benefit, Enhanced Earnings Death Benefit and Income Benefit Riders, but not the withdrawal charge.

Effective May 1, 2000, the AIM V.I. Telecommunications Fund changed its name to the AIM V.I. Telecommunications and Technology Fund, and in May 1, 2001, the Fund changed its name to the AIM V.I. New Technology Fund, in each case, to reflect changes in its investment policies. Performance shown for the AIM V.I. New Technology Variable Sub-Account is based on the performance of the Fund, which reflects the investment policies of the Fund in effect during the periods shown.

none available

ADJUSTED HISTORICAL TOTAL RETURNS

We may advertise the total return for periods prior to the date that the Variable Sub-Accounts commenced operations. We will calculate such "adjusted historical total returns" using the historical performance of the underlying Funds and adjusting such performance to reflect the current level of charges that apply to the Variable Sub-Accounts under the Contract, the contract maintenance charge, and the appropriate withdrawal charge.

The adjusted historical total returns for the Variable Sub-Accounts for the periods ended December 31, 2001 are set out below.




AIM Lifetime America Classic TM (base Contract)

                                                                                            10 Year or Since
Fund                                                                    1 Year      5 Year      Inception
Aggressive Growth                                                 -33.16%       N/A               -0.82%
Balanced                                                          -18.74%       N/A                0.80%
Basic Value                                                         N/A         N/A                 N/A
Blue Chip                                                         -29.69%       N/A               -20.56%
Capital Appreciation                                              -30.42%      3.79%              10.02%
Capital Development                                               -15.40%       N/A                2.06%
Core Equity                                                       -29.99%      5.07%               9.64%
Dent Demographic Trends                                           -38.96%       N/A               -30.47%
Diversified Income                                                 -3.96%      0.77%               3.42%
Global Utilities                                                  -34.99%      3.70%               6.59%
Government Securities                                              -1.20%      3.94%               3.86%
Growth                                                            -40.87%      1.64%               7.13%
High Yield                                                        -12.42%       N/A               -9.57%
International Growth                                              -30.64%     -0.74%               5.20%
Mid Cap Core Equity                                                 N/A         N/A                 N/A
Money Market                                                       -3.89%      2.64%               3.00%
New Technology                                                    -54.23%     -2.95%               4.77%


AIM Lifetime America Classic TM
(Contract with Enhanced Earnings Death Benefit)

                                                                                        10 Year or Since
Fund                                                             1 Year       5 Year        Inception
Aggressive Growth                                                -33.34%       N/A           -1.08%
Balanced                                                         -18.96%       N/A            0.54%
Basic Value                                                        N/A         N/A             N/A
Blue Chip                                                        -29.88%       N/A           -20.77%
Capital Appreciation                                             -30.61%      3.52%           9.74%
Capital Development                                              -15.63%       N/A            1.79%
Core Equity                                                      -30.18%      4.80%           9.36%
Dent Demographic Trends                                          -39.13%       N/A           -30.67%
Diversified Income                                                -4.22%       0.51%           3.16%
Global Utilities                                                 -35.17%      3.43%           6.33%
Government Securities                                             -1.46%       3.67%           3.60%
Growth                                                           -41.03%      1.38%           6.87%
High Yield                                                       -12.65%       N/A           -9.81%
International Growth                                             -30.83%      -1.00%          4.94%
Mid Cap Core Equity                                                N/A         N/A             N/A
Money Market                                                      -4.15%       2.37%           2.75%
New Technology                                                   -54.36%      -3.21%          4.51%
Premier Equity                                                   -20.05%      7.23%          11.38%



AIM Lifetime America Regal TM
 (base Contract)
                                                                                      10 Year or Since
Fund                                                           1 Year       5 Year        Inception
Aggressive Growth                                              -32.42%       N/A            0.42%
Balanced                                                       -18.03%       N/A            1.98%
Basic Value                                                      N/A         N/A             N/A
Blue Chip                                                      -28.95%       N/A           -20.15%
Capital Appreciation                                           -29.69%      4.21%           9.85%
Capital Development                                            -14.69%       N/A            3.20%
Core Equity                                                    -29.25%      5.46%           9.47%
Dent Demographic Trends                                        -38.22%       N/A           -29.98%
Diversified Income                                             -3.26%       1.27%           3.27%
Global Utilities                                               -34.25%      4.13%           6.43%
Government Securities                                          -0.51%       4.36%           3.70%
Growth                                                         -40.12%      2.12%           6.97%
High Yield                                                     -11.71%       N/A           -7.93%
International Growth                                           -29.90%      -0.20%          5.05%
Mid Cap Core Equity                                              N/A         N/A             N/A
Money Market                                                   -3.20%       3.09%           2.85%
New Technology                                                 -53.46%      -2.35%          4.62%
Premier Equity                                                 -19.11%      7.84%          11.49%

AIM Lifetime America Regal TM
(Contract with Enhanced Earnings Death Benefit)

                                                                                        10 Year or Since
Fund                                                             1 Year       5 Year        Inception
Aggressive Growth                                                -32.60%       N/A            0.17%
Balanced                                                         -18.24%       N/A            1.73%
Basic Value                                                        N/A         N/A             N/A
Blue Chip                                                        -29.14%       N/A           -20.37%
Capital Appreciation                                             -29.88%      3.95%           9.58%
Capital Development                                              -14.92%       N/A            2.94%
Core Equity                                                      -29.44%      5.20%           9.20%
Dent Demographic Trends                                          -38.38%       N/A           -30.17%
Diversified Income                                               -3.52%       1.02%           3.01%
Global Utilities                                                 -34.43%      3.87%           6.17%
Government Securities                                            -0.77%       4.10%           3.44%
Growth                                                           -40.28%      1.86%           6.71%
High Yield                                                       -11.94%       N/A           -8.16%
International Growth                                             -30.09%      -0.45%          4.79%
Mid Cap Core Equity                                                N/A         N/A             N/A
Money Market                                                     -3.45%       2.83%           2.59%
New Technology                                                   -53.59%      -2.59%          4.36%
Premier Equity                                                   -19.33%      7.58%          11.22%



AIM Lifetime America Freedom TM
(base Contract)
                                                                                    10 Year or Since
Fund                                                         1 Year       5 Year        Inception
Aggressive Growth                                            -32.45%       N/A            0.37%
Balanced                                                     -18.07%       N/A            1.93%
Basic Value                                                    N/A         N/A             N/A
Blue Chip                                                    -28.99%       N/A           -20.20%
Capital Appreciation                                         -29.72%      4.16%           9.80%
Capital Development                                          -14.74%       N/A            3.14%
Core Equity                                                  -29.29%      5.41%           9.42%
Dent Demographic Trends                                      -38.25%       N/A           -30.02%
Diversified Income                                           -3.32%       1.22%           3.22%
Global Utilities                                             -34.29%      4.07%           6.38%
Government Securities                                        -0.56%       4.30%           3.65%
Growth                                                       -40.15%      2.07%           6.92%
High Yield                                                   -11.75%       N/A           -7.98%
International Growth                                         -29.94%      -0.25%          4.99%


AIM Lifetime America Freedom TM
(Contract with Enhanced Earnings Death Benefit)

                                                                               10 Year or Since
Fund                                                    1 Year       5 Year        Inception
Aggressive Growth                                         N/A         N/A             N/A
Balanced                                                  N/A         N/A             N/A
Basic Value                                               N/A         N/A             N/A
Blue Chip                                                 N/A         N/A             N/A
Capital Appreciation                                      N/A         N/A             N/A
Capital Development                                       N/A         N/A             N/A
Core Equity                                               N/A         N/A             N/A
Dent Demographic Trends                                   N/A         N/A             N/A
Diversified Income                                        N/A         N/A             N/A
Global Utilities                                          N/A         N/A             N/A
Government Securities                                     N/A         N/A             N/A
Growth                                                    N/A         N/A             N/A
High Yield                                                N/A         N/A             N/A
International Growth                                      N/A         N/A             N/A
Mid Cap Core Equity                                       N/A         N/A             N/A
Money Market                                              N/A         N/A             N/A
New Technology                                            N/A         N/A             N/A
Premier Equity                                            N/A         N/A             N/A



The inception dates of the Funds corresponding to the Variable Sub-Accounts are as follows:

          AIM V.I. Aggressive Growth Fund                    May 1, 1998
          AIM V.I. Balanced Fund                             May 1, 1998
          AIM V.I. Basic Value Fund                          September 10, 2001
          AIM V.I. Blue Chip Fund                            December 29, 1999
          AIM V.I. Capital Appreciation Fund                 May 5, 1993
          AIM V.I. Capital Development Fund                  May 1, 1998
          AIM V.I. Core Equity Fund                          May 2, 1994
          AIM V.I. Dent Demographics Fund                    December 29, 1999
          AIM V.I. Diversified Income Fund                   May 5, 1993
          AIM V.I. Global Utilities Fund                     May 2, 1994
          AIM V.I. Government Securities Fund                May 5, 1993
          AIM V.I. Growth Fund                               May 5, 1993
          AIM V.I. High Yield Fund                           May 1, 1998
          AIM V.I. International Equity Fund                 May 5, 1993
          AIM V.I. Mid Cap Core Equity Fund                  September 10, 2001
          AIM V.I. Money Market Fund                         May 5, 1993
          AIM V.I. New Technology                            October 18, 1993
          AIM V.I. Premier Fund                              May 5, 1993


Calculation of Accumulation Unit Values

The value of Accumulation Units will change each Valuation Period according to the investment performance of the Fund shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time).

The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and reduced by (C) from the result, where:

     (A) is the sum of:

          (1) the net asset value per share of the Fund underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

          (2) the per share amount of any dividend or capital gain distributions made by the Fund underlying the Variable Sub-Account during the current Valuation Period;

     (B) is the net asset value per share of the Fund underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

     (C) is the annualized mortality and expense risk and administrative expense charges divided by the number of days in the current calendar year and then multiplied by the number of calendar days in the current Valuation Period.

CALCULATION OF VARIABLE INCOME PAYMENTS

We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account less any applicable premium tax charge deducted at the time, to the income payment tables in the Contract. There is no premium tax in New York at this time We divide the amount of the first variable annuity income payment by the Variable Sub-Account's then current Annuity Unit value to determine the number of annuity units ("Annuity Units") upon which later income payments will be based. To determine income payments after the first, we simply multiply the number of Annuity Units determined in this manner for each Variable Sub-Account by the then current Annuity Unit value ("Annuity Unit Value") for that Variable Sub-Account.

CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Fund in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

o multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then

o dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.

The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states that require the use of unisex tables.


GENERAL MATTERS

INCONTESTABILITY

We will not contest the Contract after we issue it.

SETTLEMENTS

We may require you to return the Contract to us prior to any settlement. We must receive due proof of the Contract owner(s) death (or Annuitant's death if there is a non-natural Contract owner) before we will settle a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold title to the assets of the Variable Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Fund shares held by each of the Variable Sub-Accounts.

The Funds do not issue stock certificates. Therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Funds' prospectuses for a more complete description of the custodian of the Funds.

PREMIUM TAXES

Applicable premium tax rates depend on the Contract owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts. The State of New York currently does not impose a premium tax.

TAX RESERVES

We do not establish capital gains tax reserves for any Variable Sub-Account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Variable Account will not be taxable. However, we reserve the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

TAXATION OF  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from Allstate New York, and its operations form a part of Allstate New York, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the contract. Under existing federal income tax law, Allstate New York believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contract. Accordingly, Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate New York does not intend to make provisions for any such taxes. If Allstate New York is taxed on investment income or capital gains of the Variable Account, then Allstate New York may impose a charge against the Variable Account in order to make provision for such taxes.

EXPERTS

The financial statements of Allstate New York as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and related financial statement schedules that appear in this Statement of Addtional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2001 and for each of the periods in the two years then ended incorporated herein by reference from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is, Two Prudential Plaza, 180 N.Stetson Avenue, Chicago, Illinois 60601.

FINANCIAL STATEMENTS

The financial statements of the Variable Account as of December 31, 2001 and for each of the periods in the two years then ended, the financial statements of Allstate New York as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, the related financial statement schedules and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and financial statement schedules of Allstate New York included herein should be considered only as bearing upon the ability of Allstate New York to meet its obligations under the Contracts.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK:

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2001 and 2000, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2001. Our audits also included Schedule IV - Reinsurance and Schedule V - Valuation and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV - Reinsurance, and Schedule V - Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 2002

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                             -----------------------
(IN THOUSANDS)                                                                     2001              2000               1999
                                                                                   ----              ----               ----
REVENUES
Premiums (net of reinsurance ceded of $5,494, $5,491, $4,253)                    $ 104,068         $ 104,316         $  63,748
Contract charges                                                                    41,241            41,885            38,626
Net investment income                                                              204,467           176,539           148,331
Realized capital gains and losses                                                    2,158            (5,181)           (2,096)
                                                                                   -------           -------           -------
                                                                                   351,934           317,559           248,609
                                                                                   -------           -------           -------

COSTS AND EXPENSES
Contract benefits (net of reinsurance recoverable of $2,269, $715, $1,166)         259,405           233,299           178,267
Amortization of deferred policy acquisition costs                                    7,187            13,744             8,985
Operating costs and expenses                                                        31,266            23,985            20,151
                                                                                   -------           -------           -------
                                                                                   297,858           271,028           207,403
                                                                                   -------           -------           -------


INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE                                                   54,076            46,531            41,206
Income tax expense                                                                 18,517            15,616            14,640
                                                                                   ------            ------            ------


INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                  35,559            30,915            26,566
Cumulative effect of change in accounting for derivative financial                 ------            ------            ------
  instruments, after-tax                                                             (147)                -                 -
                                                                                   ------            ------            ------


NET INCOME                                                                         35,412            30,915            26,566
                                                                                   ------            ------            ------


OTHER COMPREHENSIVE INCOME (LOSS), AFTER TAX
Change in unrealized net capital gains and losses                                     753            88,008           (52,672)
                                                                                 --------         ---------         ---------
COMPREHENSIVE INCOME (LOSS)                                                      $ 36,165         $ 118,923         $ (26,106)
                                                                                 ========         =========         =========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

                                                                                           DECEMBER 31,
(IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                   2001           2000
                                                                                        ----           ----
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost $2,678,265 and $2,260,087) $  2,894,461   $  2,476,132
  Mortgage loans                                                                         242,727        207,857
  Short-term                                                                              57,507         58,224
  Policy loans                                                                            33,160         31,772
                                                                                    ------------   ------------
    TOTAL INVESTMENTS                                                                  3,227,855      2,773,985

Cash                                                                                       7,375          2,162
Deferred policy acquisition costs                                                        156,615        124,601
Accrued investment income                                                                 33,601         32,422
Reinsurance recoverables, net                                                              1,146          1,269
Other assets                                                                              13,800          7,980
Separate Accounts                                                                        602,657        560,089
                                                                                    ------------   ------------
    TOTAL ASSETS                                                                    $  4,043,049   $  3,502,508
                                                                                    ============   ============
LIABILITIES
Reserve for life-contingent contract benefits                                       $  1,317,816   $  1,226,349
Contractholder funds                                                                   1,428,113      1,107,495
Current income taxes payable                                                               6,049         11,723
Deferred income taxes                                                                     64,612         53,181
Other liabilities and accrued expenses                                                   164,399        117,304
Payable to affiliates, net                                                                   427          3,556
Separate Accounts                                                                        602,657        560,089
                                                                                    ------------   ------------
    TOTAL LIABILITIES                                                                  3,584,073      3,079,697
                                                                                    ------------   ------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100,000 shares authorized and outstanding                     2,500          2,500
Additional capital paid-in                                                                45,787         45,787
Retained income                                                                          291,694        256,282
Accumulated other comprehensive income:
  Unrealized net capital gains and losses                                                118,995        118,242
                                                                                    ------------   ------------
    Total accumulated other comprehensive income                                         118,995        118,242
                                                                                    ------------   ------------
    TOTAL SHAREHOLDER'S EQUITY                                                           458,976        422,811
                                                                                    ------------   ------------
    TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                      $  4,043,049   $  3,502,508
                                                                                    ============   ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                   DECEMBER 31,
                                                                   ------------
(IN THOUSANDS)                                           2001          2000          1999
                                                         ----          ----          ----
COMMON STOCK
Balance, beginning of year                          $      2,500   $      2,500   $      2,000
Issuance of stock                                           --             --              500
                                                    ------------   ------------   ------------
Balance, end of year                                       2,500          2,500          2,500
                                                    ------------   ------------   ------------

ADDITIONAL CAPITAL PAID IN                                45,787         45,787         45,787
                                                    ------------   ------------   ------------

RETAINED INCOME
Balance, beginning of year                               256,282        225,367        198,801
Net income                                                35,412         30,915         26,566
                                                    ------------   ------------   ------------
Balance, end of year                                     291,694        256,282        225,367
                                                    ------------   ------------   ------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                               118,242         30,234         82,906
Change in unrealized net capital gains and losses            753         88,008        (52,672)
                                                    ------------   ------------   ------------
Balance, end of year                                     118,995        118,242         30,234
                                                    ------------   ------------   ------------

TOTAL SHAREHOLDER'S EQUITY                          $    458,976   $    422,811   $    303,888
                                                    ============   ============   ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                                -----------------------
(IN THOUSANDS)                                                                           2001            2000            1999
                                                                                         ----            ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $     35,412    $     30,915    $     26,566
Adjustments to reconcile net income to net cash provided by operating activities
             Amortization and other non-cash items                                      (50,375)        (45,051)        (37,619)
             Realized capital gains and losses                                           (2,158)          5,181           2,096
             Cumulative effect of change in accounting for derivative financial
               instruments                                                                  147              -                -
             Interest credited to contractholder funds                                   65,117          52,499          36,736
             Changes in:
                  Life-contingent contract benefits and contractholder funds             76,756          75,031          38,527
                  Deferred policy acquisition costs                                     (44,007)        (25,303)        (17,262)
                  Income taxes payable                                                    5,429           4,305           2,094
                  Other operating assets and liabilities                                (14,095)        (11,916)         13,049
                                                                                   ------------    ------------    ------------
                     Net cash provided by operating activities                           72,226          85,661          64,187
                                                                                   ------------    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities                                          232,233         164,125         161,443
Investment collections
             Fixed income securities                                                     94,121          42,449          21,822
             Mortgage loans                                                              15,460          15,681           7,479
Investments purchases
             Fixed income securities                                                   (650,801)       (516,908)       (383,961)
             Mortgage loans                                                             (50,200)        (55,914)        (31,888)
Change in short-term investments, net                                                    10,361          16,139          29,493
Change in policy loans, net                                                              (1,388)           (663)         (1,489)
                                                                                   ------------    ------------    ------------
                      Net cash used in investing activities                            (350,214)       (335,091)       (197,101)
                                                                                   ------------    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock                                                        -               -             500
Contractholder fund deposits                                                            474,849         408,711         197,439
Contractholder fund withdrawals                                                        (191,648)       (158,254)        (67,007)
                                                                                   ------------    ------------    ------------
                      Net cash provided by financing activities                         283,201         250,457         130,932
                                                                                   ------------    ------------    ------------

NET INCREASE (DECREASE ) IN CASH                                                          5,213           1,027          (1,982)
CASH AT BEGINNING OF YEAR                                                                 2,162           1,135           3,117
                                                                                   ------------    ------------    ------------
CASH AT END OF YEAR                                                                $      7,375    $      2,162    $      1,135
                                                                                   ============    ============    ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. GENERAL

BASIS OF PRESENTATION
     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     To conform with the 2001 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
     The Company markets a diversified group of products to meet consumers' lifetime needs in the raeas of protection and retirement solutions in the state of New York through a combination of Allstate agencies, financial services firms, direct marketing and specialized brokers. The Company's life products include term life; whole life and universal life; annuities such as fixed annuities, market value adjusted annuities, variable annuities and immediate annuities; and other protection products such as accidental death and hospital indemnity.

     In 2001, annuity premiums and deposits represented 87.8% of the Company's total statutory premiums and deposits. Statutory premiums and deposits is a measure used by management to analyze sales trends. Statutory premiums and deposits includes premiums and annuity considerations determined in conformity with statutory accounting practices prescribed or permitted by the insurance regulatory authorities of the state of New York, and all other funds received from customers on deposit-type products which are treated as liabilities. The statutory accounting practices differ in certain, material aspects from GAAP.

     The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, under current U.S. tax law and regulations, deferred and immediate annuities and life insurance, including interest-sensitive products, receive favorable policyholder tax treatment. Any legislative or regulatory changes that adversely alter this treatment are likely to negatively affect the demand for these products. In addition, recent changes in the federal estate tax laws will affect the demand for the types of life insurance used in estate planning.

     Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by: 1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and 2) increasing competition in capital markets.

     Although the Company currently benefits from agreements with financial service entities that market and distribute its products, change in control of these non-affiliated entities with which the Company has alliances could negatively impact the Company's sales.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
     Fixed income securities include bonds and mortgage-backed and asset-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The fair value of exchange traded fixed income securities is based upon quoted market prices or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. The difference between amortized cost and fair value, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, is reflected as a component of Other comprehensive income.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions and other factors.

     Short-term investments are carried at cost or amortized cost that approximates fair value, and generally includes collateral received in connection with certain securities lending activities. For securities lending transactions, the Company records an offsetting liability in Other liabilities and accrued expenses for the Company's obligation to repay the collateral.

     Other investments, which consist primarily of policy loans, are carried at the unpaid principal balances.

     Investment income consists of interest which is recognized on an accrual basis. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses are determined on a specific identification basis. They include gains and losses on security dispositions, write-downs in value due to other than temporary declines in fair value, and changes in the value of certain derivative instruments.

     The Company monitors its fixed income portfolio for ratings changes or other events that may result in declines in value that are other than temporary. Factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the duration for and extent to which the fair value has been less than cost; and
3) the financial condition and near-term prospects of the issuer.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company adopted the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," as of January 1, 2001. The impact of SFAS No. 133 and SFAS No. 138 (the "statements") to the Company was a loss of $147 thousand, after-tax, and is reflected as a cumulative effect of change in accounting principle on the Statements of Operations.

     The statements require that all derivatives be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through Net income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through Net income or recognized in Accumulated other comprehensive income until the hedged item is recognized in Net income.

     The Company manages interest rate risk by holding financial futures contracts that are derivative financial instruments. Derivatives are accounted for on a fair value basis, and reported as Other assets. Beginning in January 2001, hedge accounting is not applied to these strategies which utilize the financial futures contracts for interest rate risk management purposes. Therefore, the gains and losses pertaining to the change in the fair value of the financial futures contracts are recognized in Realized capital gains and losses during the period on a current basis. The Company did not hold any derivative financial instruments at December 31, 2001.

     Prior to January 2001, if specific criteria were met, these futures were designated as accounting hedges and accounted for on a deferral basis. In order to qualify as accounting hedges, financial futures contracts must reduce the primary market risk exposure on an enterprise or transaction basis in conjunction with a hedge strategy; be designated as a hedge at the inception of the transaction; and be highly correlated with the fair value of, or interest income or expense associated with, the hedged item at inception and throughout the hedge period. Derivatives that were not designated as accounting hedges were accounted for on a fair value basis. Under deferral accounting, gains and losses

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

on financial futures contracts were deferred as Other liabilities and accrued expenses. Once the anticipated transaction occurred, the deferred gains and losses were considered part of the cost basis of the asset and reported net of tax in shareholder's equity. The gains and losses deferred continue to be recognized in conjunction with the earnings on the hedged item. Fees and commissions paid on these derivatives were also deferred as an adjustment to the carrying value of the hedged item.

SECURITIES LOANED
     Securities loaned are treated as financing arrangements and are recorded at the amount of cash received in Short-term investments and Other liabilities and accrued expenses. The Company obtains collateral in an amount equal to 102% of the fair value of securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned are with large brokerage firms.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED
     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on immediate annuities with life contingencies are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

     Interest-sensitive life contracts, such as universal life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender charges. These revenues are recognized when levied against the contract balance. Contract benefits include life-contingent benefit payments in excess of the reserves held.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charges for investment contracts consist of charges assessed against the contractholder account balance for contract administration and surrenders. These revenues are recognized when levied against the contractholder account balance.

     Interest credited to contractholders' funds represents contractual interest accrued or paid for interest-sensitive life contracts and investment contracts. Crediting rates for fixed rate annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions.

     Variable annuity contracts are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Contract charges for these contracts consist of fees assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.
Contract benefits incurred for Separate Accounts include, for example, guaranteed minimum death benefits paid in variable annuity contracts.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

DEFERRED POLICY ACQUISITION COSTS
     Costs that vary with and are primarily related to acquiring life and investment business, principally agents' remuneration, certain underwriting costs and direct mail solicitation expenses, are deferred and amortized to income. Deferred policy acquisition costs are periodically reviewed as to recoverability and written down where necessary.

     For traditional life insurance and immediate annuities with life contingencies, these costs are amortized in proportion to the estimated revenue on such business. Assumptions relating to estimated revenue, as well as to all other aspects of the deferred policy acquisition costs and reserve calculations, are determined based upon conditions as of the date of the policy issue and are generally not revised during the life of the policy. Any deviations from projected business in-force, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies. For internal exchanges of traditional life insurance and immediate annuities with life contingencies, the unamortized balance of costs previously deferred under the original contracts are charged to income. The new costs associated with the exchange are deferred and amortized to income.

     For interest-sensitive life and investment contracts, the costs are amortized in relation to the estimated gross profits on such business over the estimated lives of the contract periods. Gross profits are determined at the date of contract issue and comprise estimated future investment, mortality, expense margins and surrender charges. For 2001, the average long-term rate of assumed future investment yield used in estimating gross profit margins is 8% plus 1.25% for fees. Assumptions underlying the gross profits are periodically updated to reflect actual experience, and changes in the amount or timing of estimated gross profits will result in adjustments to the cumulative amortization of these costs. New costs associated with internal exchanges of investment contracts are deferred and amortized into income. The balance of the original costs deferred and carried over, plus the new costs deferred due to internal exchanges, is limited to the amount of costs that would be deferred from the issuance of new investment contracts. Any excess costs are charged to income at the time of the exchange. The Company periodically compares the present value of future gross profits to costs deferred to ensure they are sufficient to amortize deferred policy acquisition costs. As a result, the Company concludes that the balance of deferred policy acquisition costs is reasonable and recoverable at December 31, 2001.

     To the extent unrealized gains or losses on fixed income securities carried at fair value would result in an adjustment of estimated gross profits had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded net of tax as a reduction of the unrealized capital gains or losses included in Accumulated other comprehensive income.

     All other acquisition expenses are charges to operations as incurred.

REINSURANCE RECOVERABLE
     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers (See Note 8). The amounts reported in the statements of financial position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract. Insurance liabilities are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable are regularly evaluated by the Company and allowances for uncollectible reinsurance are established as appropriate.

INCOME TAXES
     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, insurance reserves, and deferred policy acquisition costs.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

SEPARATE ACCOUNTS
     The assets and liabilities related to variable annuity contracts are legally segregated and reflected as Separate Accounts. The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees and mortality, surrender and expense charges.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated objectives.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
     The reserve for life-contingent contract benefits, which relates to traditional life insurance and immediate annuities with life contingencies, is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 6. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded net of tax as a reduction of the unrealized net capital gains included in Accumulated other comprehensive income.

CONTRACTHOLDER FUNDS
     Contractholder funds arise from the issuance of interest-sensitive life policies and investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 6.

OFF BALANCE SHEET FINANCIAL INSTRUMENTS
     Commitments to extend mortgage loans have off-balance-sheet risk because their contractual amounts are not recorded in the Company's statements of financial position. The contractual amounts and fair values of these instruments are outlined in Note 5.

USE OF ESTIMATES
     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

PENDING ACCOUNTING STANDARDS
     In June 2001, the FASB issued SFAS No. 142, "Goodwill and other Intangible Assets", which eliminates the requirement to amortize goodwill, and requires that goodwill and separately identified intangible assets with indefinite lives be evaluated for impairment on an annual basis (or more frequently if impairment indicators arise) on a fair value as opposed to an undiscounted basis. SFAS No. 142 is effective January 1, 2002. A transitional goodwill impairment test is required to be completed within the first six months of adoption with any resulting impairment charge recognized as the cumulative effect of a change in accounting principle in the statement of operations. As of December 31, 2001, the Company's unamortized goodwill balance was $160 thousand and goodwill amortization expense recognized during 2001 was $6 thousand. Transitional goodwill impairment testing is being conducted and the impact is not expected to be material to the results of operations or financial position of the Company.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     In December 2001, the Accounting Standards Executive Committee ("AcSEC") issued Statement of Position ("SOP") 01-6, "Accounting by Certain Entities (Including Entities With Trade Receivables) That Lend to or Finance the Activities of Others", which is effective for interim and annual financial statements issued for the fiscal year beginning after December 15, 2001. The SOP conforms accounting and financial reporting practices for certain lending and financing activities, eliminating various specialized accounting practices that developed from the issuance of AICPA finance company, bank, and credit union audit guides. The SOP also explicitly incorporates lending and financing activities of insurance companies within its scope. The Company's adoption of SOP 01-6 is not expected to have a material effect on the results of operations or financial position.

3. RELATED PARTY TRANSACTIONS

REINSURANCE
     The Company has reinsurance agreements with ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured (See Note 8).

STRUCTURED SETTLEMENT ANNUITIES
     The Company issued $23.7 million, $16.2 million and $16.9 million of structured settlement annuities, a type of immediate annuity, in 2001, 2000 and 1999, respectively, at prices determined based upon interest rates in effect at the time of purchase, to fund structured settlement annuities in matters involving AIC. Of these amounts, $4.9 million, $4.5 million and $4.8 million relate to structured settlement annuities with life contingencies and are included in premium income in 2001, 2000 and 1999, respectively. Additionally, the reserve for life-contingent contract benefits was increased by approximately 94% of such premium received in each of these years. In most cases, these annuities were issued to Allstate Settlement Corporation ("ASC"), a subsidiary of ALIC, which, under a "qualified assignment", assumed AIC's obligation to make the future payments.

     AIC has issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company. ASC has entered into General Indemnity Agreements pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001.

     Reserves recorded by the Company for annuities related to the surety bonds were $1.40 billion and $1.29 billion at December 31, 2001 and 2000, respectively.

BUSINESS OPERATIONS
     The Company utilizes services performed by AIC and ALIC as well as business facilities owned or leased, and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $26.6 million, $15.6 million and $16.0 million in 2001, 2000 and 1999, respectively. A portion of these expenses relate to the acquisition of business that are deferred and amortized over the contract period.

DEBT
     The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. No amounts were outstanding for the Company under the inter-company loan agreement at December 31, 2001 and 2000, respectively.

BROKER/DEALER AGREEMENT
     Beginning May 1, 2000, the Company receives underwriting and distribution services from Allstate Distributors, L.L.C. ("ADLLC"), a broker/dealer company owned equally by ALIC and Putnam Investments, Inc. ("Putnam") for variable annuity

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

contracts sold pursuant to a joint venture agreement between the Company and Putnam. The Company incurred $10.5 million and $10.9 million of commission expenses and other distribution expenses payable to ADLLC during 2001 and 2000, respectively. Other distribution expenses include administrative, legal, financial management and sales support that the Company provides to ADLLC, for which the Company earned administration fees of $127 thousand for the year ended December 31, 2001. Other distribution expenses also include marketing expenses for subsidized interest rates associated with the Company's dollar cost averaging program, for which ADLLC reimbursed the Company $855 thousand and $549 thousand for the year ended December 31, 2001 and December 31, 2000, respectively.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (Note 10).

4. INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                           GROSS UNREALIZED
                                         AMORTIZED       --------------------           FAIR
                                           COST          GAINS          LOSSES          VALUE
                                           ----          -----          ------          -----
(IN THOUSANDS)
AT DECEMBER 31, 2001
U.S. government and agencies           $    579,607   $    117,918   $       (533)   $    696,992
Municipal                                   150,543          3,695            (47)        154,191
Corporate                                 1,467,636         96,973        (18,492)      1,546,117
Mortgage-backed securities                  425,635         16,737           (228)        442,144
Asset-backed securities                      54,844          1,081           (908)         55,017
                                       ------------   ------------   ------------    ------------
    Total fixed income securities      $  2,678,265   $    236,404   $    (20,208)   $  2,894,461
                                       ============   ============   ============    ============

AT DECEMBER 31, 2000
U.S. government and agencies           $    528,301   $    151,317   $        (81)   $    679,537
Municipal                                    97,310          2,626           (858)         99,078
Corporate                                 1,227,247         70,431        (20,527)      1,277,151
Mortgage-backed securities                  368,614         13,004           (669)        380,949
Asset-backed securities                      38,615            831            (29)         39,417
                                       ------------   ------------   ------------    ------------
    Total fixed income securities      $  2,260,087   $    238,209   $    (22,164)   $  2,476,132
                                       ============   ============   ============    ============

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 2001:

                                                          AMORTIZED             FAIR
                                                            COST               VALUE
                                                            ----               -----
(IN THOUSANDS)
Due in one year or less                                $     43,628       $     44,768
Due after one year through five years                       382,760            401,443
Due after five years through ten years                      399,176            421,689
Due after ten years                                       1,372,222          1,529,400
                                                       ------------       ------------
                                                          2,197,786          2,397,300
Mortgage- and asset-backed securities                       480,479            497,161
                                                       ------------       ------------
    Total                                              $  2,678,265       $  2,894,461
                                                       ============       ============

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

NET INVESTMENT INCOME

YEAR ENDED DECEMBER 31,                             2001           2000             1999
                                                    ----           ----             ----
(IN THOUSANDS)
Fixed income securities                         $    189,793   $    160,919   $    135,561
Mortgage loans                                        16,677         14,899         12,346
Other                                                  1,307          3,227          3,495
                                                ------------   ------------   ------------
  Investment income, before expense                  207,777        179,045        151,402
  Investment expense                                   3,310          2,506          3,071
                                                ------------   ------------   ------------
  Net investment income                         $    204,467   $    176,539   $    148,331
                                                ============   ============   ============

REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX

     Realized capital gains and losses by security type, for the year ended December 31, are as follows:

                                                         2001            2000              1999
                                                         ----            ----              ----
(IN THOUSANDS)
Fixed income securities                              $      1,514    $     (5,878)   $     (2,207)
Mortgage loans                                                166             697              42
Other                                                         478               -              69
                                                     ------------    ------------    ------------
  Realized capital gains and losses                         2,158          (5,181)         (2,096)
  Income taxes                                               (755)          1,866             765
                                                     ------------    ------------    ------------
  Realized capital gains and losses, after tax       $      1,403    $     (3,315)   $     (1,331)
                                                     ============    ============    ============

     Realized capital gains and losses by transaction type, for the year ended December 31, are as follows:

                                                         2001            2000            1999
                                                         ----            ----            ----
(IN THOUSANDS)
Portfolio trading                                    $      3,461    $     (2,089)   $     (2,096)
Write-downs in value                                       (1,252)         (3,092)              -
Derivative valuation adjustments                              (51)              -               -
                                                     ------------    ------------    ------------
  Realized capital gains and losses                         2,158          (5,181)         (2,096)
  Income taxes                                               (755)          1,866             765
                                                     ------------    ------------    ------------
  Realized capital gains and losses, after tax       $      1,403    $     (3,315)   $     (1,331)
                                                     ============    ============    ============

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Excluding calls and prepayments, gross gains of $7.4 million, $3.0 million and $1.7 million and gross losses of $4.5 million, $8.9 million and $3.8 million were realized on sales of fixed income securities during 2001, 2000 and 1999, respectively.

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses on fixed income securities included in shareholder's equity at December 31, 2001 are as follows:

                                                           COST/                             GROSS UNREALIZED           UNREALIZED
(IN THOUSANDS)                                        AMORTIZED COST     FAIR VALUE       GAINS          LOSSES         NET GAINS
                                                      --------------     ----------       -----          ------         ---------
Fixed income securities                                $  2,678,265    $  2,894,461   $    236,404   $    (20,208)   $    216,196
                                                       ============    ============   ============   ============    ============
Deferred income taxes, deferred policy acquisition
costs and other                                                                                                           (97,201)
                                                                                                                     ------------
Unrealized net capital gains and losses                                                                              $    118,995
                                                                                                                     ============

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

YEAR ENDED DECEMBER 31,                                                       2001                  2000                  1999
                                                                              ----                  ----                  ----
(IN THOUSANDS)
Fixed income securities                                                  $           151        $    161,716          $   (262,766)
Deferred income taxes, deferred policy acquisition costs and other                   602             (73,708)              210,094
                                                                           -------------        ------------          ------------
Increase (decrease) in unrealized net capital gains and losses           $           753        $     88,008          $    (52,672)
                                                                         ===============        ============          ============

INVESTMENT LOSS PROVISIONS AND VALUATION ALLOWANCES
     Pretax provisions for investment losses, principally relating to write-downs on fixed income securities, were $1.3 million and $3.1 million in 2001 and 2000, respectively. There were no provisions for investment losses in 1999.

MORTGAGE LOAN IMPAIRMENT
     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The Company had no impaired loans at December 31, 2001 and 2000.

     There was no valuation allowance balance at December 31, 2001. The valuation allowance for mortgage loans at December 31, 2000 and 1999 was $119 thousand and $600 thousand, respectively. Net reductions to the mortgage loan valuation allowances were $119 thousand, $481 thousand and none for the year ended December 31, 2001, 2000 and 1999, respectively.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION
     The Company maintains a diversified portfolio of municipal bonds. The largest concentrations in the portfolio are presented below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 2001:

(% of municipal bond portfolio carrying value)      2001           2000
                                                    ----           ----
     California                                     15.0%          23.4%
     Pennsylvania                                   12.8           14.9
     Illinois                                       10.8            6.9
     Missouri                                        8.6              -
     Florida                                         8.2              -
     Ohio                                            7.2           10.7
     Alaska                                          6.5              -
     Mississippi                                     6.4              -
     Utah                                            5.2            8.1

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are listed below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 2001:

(% of commercial mortgage portfolio carrying value)     2001              2000
                                                        ----              ----
    California                                          24.9%             30.8%
    New York                                            22.1              26.8
    New Jersey                                          17.8              16.0
    Illinois                                            14.3              14.3
    Pennsylvania                                        13.4               6.8

     The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:

(% of commercial mortgage portfolio carrying value)     2001              2000
                                                        ----              ----
     Office buildings                                   26.9%              21.2%
     Retail                                             25.5               29.0
     Warehouse                                          19.5               18.4
     Apartment complex                                  18.4               17.4
     Industrial                                          3.9                6.9
     Other                                               5.8                7.1
                                                       -----              -----
                                                       100.0%             100.0%
                                                       =====              =====

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2001, are as follows:

                               NUMBER OF LOANS        CARRYING VALUE             PERCENT
                               ---------------        --------------             -------
    (IN THOUSANDS)
    2002                              1                $      766                   0.3%
    2003                              -                         -                    -
    2004                              2                     1,955                   0.8
    2005                              3                     7,481                   3.1
    2006                              5                    29,910                  12.3
    Thereafter                       44                   202,615                  83.5
                                     --                ----------                 -----
      Total                          55                $  242,727                 100.0%
                                     ==                ==========                 ======

     In 2001, $3.1 million of commercial mortgage loans were contractually due and paid.

SECURITIES LENDING
     The Company participates in securities lending programs, primarily for investment yield enhancement purposes, with third parties, which mostly include large brokerage firms. At December 31, 2001, fixed income securities with a carrying value of $140.3 million have been pledged as collateral under these lending agreements. In return, the Company receives cash that is subsequently invested and included in Short-term investments with an offsetting liability recorded in Other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral was $572 thousand, $109 thousand and $33 thousand, as of December 31, 2001, 2000 and 1999, respectively.

SECURITIES ON DEPOSIT
     At December 31, 2001, fixed income securities with a carrying value of $2.1 million were on deposit with regulatory authorities as required by law.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

5. FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including Deferred policy acquisition costs and Reinsurance recoverables) and liabilities (including traditional life and interest-sensitive life insurance reserves and Deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as Accrued investment income and Cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS
     The carrying value and fair value of financial assets at December 31, are as follows:

                                           2001                               2000
                            ------------------------------       -----------------------------
                               CARRYING           FAIR             CARRYING           FAIR
                                VALUE            VALUE              VALUE            VALUE
                                -----            -----              -----            -----
(IN THOUSANDS)
Fixed income securities     $  2,894,461      $  2,894,461       $  2,476,132     $  2,476,132
Mortgage loans                   242,727           247,670            207,857          212,345
Short-term investments            57,507            57,507             58,224           58,224
Policy loans                      33,160            33,160             31,772           31,772
Separate Accounts                602,657           602,657            560,089          560,089

     Fair values of exchange traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
     The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                              2001                             2000
                                                  ----------------------------       -----------------------
                                                   CARRYING           FAIR           CARRYING         FAIR
(IN THOUSANDS)                                       VALUE            VALUE            VALUE          VALUE
                                                     -----            -----            -----          -----
Contractholder funds on investment contracts      $ 1,173,357      $ 1,155,665       $ 874,158     $ 850,767
Separate Accounts                                     602,657          602,657         560,089       560,089

     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts and certain other contractholder liabilities are not considered to be financial instruments subject to fair value disclosure requirements. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities and immediate annuities without life contingencies are valued at the account balance less surrender charges. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

DERIVATIVE FINANCIAL INSTRUMENTS
     The Company utilizes financial futures contracts to reduce its exposure to market risk, specifically interest rate risk, in conjunction with asset/liability management. The Company does not hold or issue these instruments for trading purposes. Financial futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes futures to manage its market risk related to forecasted investment purchases and sales. Futures used to reduce interest rate risk related to forecasted transactions pertain to identified transactions that are probable to occur and are generally completed within 90 days.

     Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins. The Company did not hold a derivative position and did not pledge any securities as collateral at December 31, 2001.

     The following table summarizes the credit exposure, fair value and carrying value of the Company's derivative financial instruments:


                                  CREDIT           FAIR        CARRYING VALUE  CARRYING VALUE
(IN THOUSANDS)                   EXPOSURE          VALUE          ASSETS       (LIABILITIES)
                                 --------          -----          ------        -----------
AT DECEMBER 31, 2001
--------------------
Financial futures contracts      $      -        $      -        $     -        $        -

AT DECEMBER 31, 2000
--------------------
Financial futures contracts      $      -        $    (32)       $     -        $      (54)


     Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting agreements.

     The Company manages its exposure to credit risk primarily by establishing risk control limits. To date, the Company has not incurred any losses as financial futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require daily cash settlement of margins.

     Fair value is the estimated amount that the Company would receive (pay) to terminate or assign the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts.


     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

6. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the Reserve for life-contingent contract benefits consists of the following:

                                                                2001               2000
                                                                ----               ----
   (IN THOUSANDS)
   Immediate annuities:
     Structured settlement annuities                       $  1,234,918       $   1,147,530
     Other immediate annuities                                    5,079               4,449
   Traditional life                                              75,082              72,157
   Other                                                          2,737               2,213
                                                              ---------          ----------
     Total Reserve for life-contingent contract benefits   $  1,317,816       $   1,226,349
                                                              =========          ==========


     The assumptions for mortality generally utilized in calculating reserves include the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; the 1983 group annuity mortality table for other immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 5.5% to 9.5% for structured settlement annuities;3.0% to 11.5% for immediate annuities and 4.0% to 8.0% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for structured settlement annuities, the present value of expected future benefits based on historical experience for other immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

     To the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, premium deficiency reserves are established, if necessary, and have been recorded for the structured settlement annuity business and for certain immediate annuities with life contingencies. A liability of $13.5 million and $26.5 million is included in the Reserve for life-contingent contract benefits with respect to this deficiency for the years ended December 31, 2001 and 2000, respectively.

     At December 31, Contractholder funds are as follows:

                                              2001                    2000
                                              ----                    ----
    (IN THOUSANDS)
    Interest-sensitive life              $     256,462         $      233,320
    Fixed annuities:
      Immediate annuities                      430,261                387,281
      Deferred annuities                       739,019                486,886
    Other investment contracts                   2,371                      8
                                            ----------             ----------
      Total contractholder funds         $   1,428,113         $    1,107,495
                                            ==========             ==========


     Contractholder funds activity for the year ended December 31,consists of the following:

    (IN THOUSANDS)                                               2001                   2000
                                                                 ----                   ----
    Balance, beginning of year                            $    1,107,495          $     839,159
       Deposits                                                  474,849                408,711
       Surrenders and withdrawals                                (92,039)               (69,778)
       Death benefits                                            (10,623)                (8,366)
       Interest credited to contractholders' funds                65,117                 52,499
       Transfers (to)/from Separate Accounts                     (88,986)               (80,109)
       Other adjustments                                         (27,700)               (34,621)
                                                                 -------              ---------
    Balance; end of year                                  $    1,428,113          $   1,107,495
                                                               =========              =========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Contractholder funds are equal to deposits received and interest credited for the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Interest rates credited range from 5.3% to 6.3% for interest-sensitive life contracts; 3.2% to 9.8% for immediate annuities; 4.2% to 7.7% for deferred annuities and 2.0% to 5.7% for other investment contracts. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 1.2% of deferred annuities are subject to a market value adjustment.

7. DEFERRED POLICY ACQUISITION COSTS

     Certain costs of acquiring business which were deferred and amortized for the years ended December 31, 2001 and 2000 are as follows:

                                                          2001                        2000
                                                          ----                        ----
    (IN THOUSANDS)
    Balance, beginning of year                       $   124,601                 $   106,932
    Acquisition costs deferred                            51,194                      39,047
    Amortization charged to income                        (7,187)                    (13,744)
    Effect of unrealized gains and losses                (11,993)                     (7,634)
                                                        --------                    --------
    Balance, end of year                             $   156,615                 $   124,601
                                                        ========                    ========

8. REINSURANCE

     The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as the direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company cedes a portion of the mortality risk on certain term life policies with a pool of reinsurers.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. No single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract. (See Note 3 for discussion of reinsurance agreements with ALIC.)

     The effects of reinsurance on premiums written and earned for the year ended December 31, were as follows:

                                                             2001         2000         1999
                                                             ----         ----         ----
(IN THOUSANDS)
PREMIUMS AND CONTRACT CHARGES

Direct                                                    $ 150,163    $ 150,498    $ 105,580
Assumed - non-affiliate                                         640        1,194        1,047
Ceded
  Affiliate                                                  (4,617)      (4,621)      (3,408)
  Non-affiliate                                                (877)        (870)        (845)
                                                          ---------    ---------    ---------
     Premiums and contract charges, net of reinsurance    $ 145,309    $ 146,201    $ 102,374
                                                          =========    =========    =========

                                               2001         2000          1999
                                               ----         ----          ----
(IN THOUSANDS)
CONTRACT BENEFITS
Direct                                      $ 261,504    $ 234,053    $ 179,265
Assumed - non-affiliate                           170          (39)         168
Ceded
  Affiliate                                      (945)        (492)        (211)
  Non-affiliate                                (1,324)        (223)        (955)
                                            ---------    ---------    ---------
    Contract benefits, net of reinsurance   $ 259,405    $ 233,299    $ 178,267
                                            =========    =========    =========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Included in reinsurance recoverables at December 31, 2001 and 2000 are the net amounts owed to ALIC of $345 thousand and $569 thousand, respectively.

9. COMMITMENTS AND CONTINGENT LIABILITIES

REGULATIONS AND LEGAL PROCEEDINGS

     The Company's business is subject to the effects of a changing social, economic and regulatory environment. State and federal initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance businesses, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and the overall expansion of regulation. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

     From time to time, the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, in one or more of these actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in a particular state. The Company's expenses related to these funds have been immaterial.

10. INCOME TAXES

     The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

     Prior to June 30, 1995, the Corporation was a subsidiary of Sears, Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

     The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                            2001         2000
                                            ----         ----
(IN THOUSANDS)
DEFERRED ASSETS
Life and annuity reserves                $  51,989    $  49,070
Discontinued operations                        366          366
Other postretirement benefits                  261          284
Other assets                                 1,046        1,150
                                         ---------    ---------

  Total deferred assets                     53,662       50,870

DEFERRED LIABILITIES
Deferred policy acquisition costs          (44,950)     (32,047)
Unrealized net capital gains               (64,074)     (63,669)
Difference in tax bases of investments      (6,980)      (5,952)
Prepaid commission expense                    (561)        (759)
Other liabilities                           (1,709)      (1,624)
                                         ---------    ---------

  Total deferred liabilities              (118,274)    (104,051)
                                         ---------    ---------

  Net deferred liability                 $ (64,612)   $ (53,181)
                                         =========    =========

     Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized based on the assumptions that certain levels of income will be achieved.

     The components of income tax expense for the year ended December 31, are as follows:

                                2001       2000      1999
                                ----       ----      ----
(IN THOUSANDS)
Current                      $  7,412   $ 12,901   $  8,650
Deferred                       11,105      2,715      5,990
                             --------   --------   --------
  Total income tax expense   $ 18,517   $ 15,616   $ 14,640
                             ========   ========   ========

     The Company paid income taxes of $13.1 million, $11.3 million and $12.5 million in 2001, 2000 and 1999, respectively. The Company had a current income tax liability of $6.0 million and $11.7 million at December 31, 2001 and 2000, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                               2001     2000     1999
                               ----     ----     ----
Statutory federal income tax   35.0%    35.0%    35.0%
State income tax expense        0.4      1.0      1.6
Other                          (1.2)    (2.4)    (1.1)
                               ----     ----     ----
Effective income tax           34.2%    33.6%    35.5%
                               ====     ====     ====

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2001, approximately $389 thousand, will result in federal income taxes payable of $136 thousand if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

11. STATUTORY FINANCIAL INFORMATION

     The following table reconciles Net income for the year ended December 31, and Shareholder's equity at December 31, as reported herein in conformity with GAAP with total statutory net income and capital and surplus of the Company, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                              NET INCOME                  SHAREHOLDER'S EQUITY
                                                  ----------------------------------     ----------------------
(IN THOUSANDS)                                       2001         2000         1999         2001          2000
                                                     ----         ----         ----         ----          ----
Balance per GAAP                                  $  35,412    $  30,915    $  26,566    $ 458,976    $ 422,811
Unrealized gain/loss on fixed income securities        --           --           --       (216,196)    (216,045)
Deferred policy acquisition costs                   (45,834)     (25,528)     (17,970)    (156,615)    (124,601)
Deferred income taxes                                 7,490        2,177        4,804       64,612       53,181
Employee benefits                                      (372)         (92)        (351)        (441)         343
Reserves and non-admitted assets                     15,060       18,551        6,549       94,412      127,057
Separate Accounts                                      --           --           --            474      (24,820)
Other                                                  (921)          65         (831)         (95)         233
                                                  ---------    ---------    ---------    ---------    ---------
Balance per statutory accounting practices        $  10,835    $  26,088    $  18,767    $ 245,127    $ 238,159
                                                  =========    =========    =========    =========    =========

     The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Effective January 1, 2001, the State of New York required insurance companies domiciled in its state to prepare statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual -Version effective January 1, 2001 ("Codification") subject to any deviations prescribed or permitted by the State of New York insurance commissioner.

     The State of New York chose not to adopt Statement of Statutory Accounting Principles No. 10, Income Taxes. If the State of New York did adopt Statement of Statutory Accounting Principles No. 10, Income Taxes, the Company would have reported an increase to surplus of $3.4 million for the year ended December 31, 2001.

     Accounting changes adopted to conform to the provisions of Codification are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The Company reported an increase to surplus of $1.9 million effective January 1, 2001.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The NAIC is currently in the process of clarifying and interpreting requirements as the insurance industry implements Codification. As the NAIC announces changes and as they are approved by the New York Department of Insurance, the impact of the changes will be recorded.

DIVIDENDS
     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without prior approval of the state insurance regulator in any calendar year is limited to formula amounts based on statutory surplus and statutory net gain from operations, determined in accordance with statutory accounting practices, for the immediately preceding calendar year.. The maximum amount of dividends that the Company can distribute during 2002 without prior approval of the New York State Insurance Department is $8.7 million. In the twelve-month period beginning January 1, 2001, the Company did not pay any dividends.

RISK-BASED CAPITAL
     The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. At December 31, 2001, RBC for the Company was significantly above a level that would require regulatory action.

12. BENEFIT PLANS

PENSION PLANS
     The Company utilizes the services of AIC employees. AIC provides various benefits, described in the following paragraphs to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expenses agreement.

     AIC provides defined pension plans which cover most domestic full-time employees and certain employee agents. Pension benefits are based upon the employee's length of service and eligible annual compensation. AIC's pension plan funding policy is to make annual contributions in accordance with accepted actuarial cost methods. The benefit to the Company increased net income by $87 thousand, $62 thousand and $263 thousand for the pension plans in 2001, 2000 and 1999, respectively.

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
     AIC also provides certain health care and life insurance benefits for employees when they retire. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans for ten or more years prior to retirement. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans. The cost to the Company reduced net income by $304 thousand, $80 thousand and $96 thousand for postretirement benefits other than pension plans in 2001, 2000 and 1999, respectively.

PROFIT SHARING PLAN
     Most domestic full-time and certain part-time employees of AIC are eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Profit Sharing Plan"). Contributions are based on the Corporation's matching obligation and performance. The cost allocated to the Company for this benefit was $374 thousand, $198 thousand and $176 thousand in 2001, 2000 and 1999, respectively.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

13. OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                                 2001                         2000                             1999
                                      --------------------------  ------------------------------  ------------------------------
                                                        AFTER-                          AFTER-                          AFTER-
(IN THOUSANDS)                        PRETAX    TAX      TAX      PRETAX       TAX       TAX       PRETAX      TAX       TAX
                                      ------    ---      ---      ------       ---       ---       ------      ---       ---
UNREALIZED CAPITAL GAINS
AND LOSSES AND NET LOSSES ON
DERIVATIVE FINANCIAL INSTRUMENTS
  Unrealized holding
    gains (losses) arising
    during the period                 $ 1,457  $ (510) $     947 $ 129,754  $ (45,414) $  84,340  $ (83,241) $  29,134 $ (54,107)
  Less: reclassification
    adjustments                           299    (105)       194    (5,643)     1,975     (3,668)    (2,207)       772    (1,435)
                                      -------  ------  --------- ---------  ---------  ---------  ---------  --------- ---------
Unrealized net capital
  gains (losses)                        1,158    (405)       753   135,397    (47,389)    88,008    (81,034)    28,362   (52,672)
                                      -------  ------  --------- ---------  ---------  ---------  ---------  --------- ---------
  Net losses on derivative
 financial instruments arising
 during the period                        (51)     18        (33)        -          -          -          -          -         -
  Less: reclassification
  Adjustments for
  derivative financial                    (51)     18        (33)        -          -          -          -          -         -
  instruments                         -------   -----  --------- ---------  ---------  ---------  ---------  --------- ---------
Net losses on derivative
financial instruments                       -       -          -         -          -          -          -          -         -
                                      -------   -----  --------- ---------  ---------  ---------  ---------  --------- ---------
Other comprehensive
 income (loss)                        $ 1,158  $ (405) $     753 $ 135,397  $ (47,389) $  88,008  $ (81,034) $  28,362 $ (52,672)
                                      =======  ======  ========= =========  =========  =========  =========  ========= =========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            SCHEDULE IV--REINSURANCE
                                 (IN THOUSANDS)


                                                    GROSS                           NET
YEAR ENDED DECEMBER 31, 2001                       AMOUNT           CEDED          AMOUNT
----------------------------                       ------           -----          ------
Life insurance in force                         $  17,584,475   $   2,189,352   $  15,395,123
                                                =============   =============   =============
Premiums and contract charges:
     Life and annuities                         $     141,420   $       4,606   $     136,814
     Accident and health                                9,383             888           8,495
                                                -------------   -------------   -------------
                                                $     150,803   $       5,494   $     145,309
                                                =============   =============   =============

                                                    GROSS                            NET
YEAR ENDED DECEMBER 31, 2000                       AMOUNT           CEDED          AMOUNT
----------------------------                       ------           -----          ------

Life insurance in force                         $  15,916,421   $   1,592,962   $  14,323,459
                                                =============   =============   =============
Premiums and contract charges:
     Life and annuities                         $     143,550   $       4,706   $     138,844
     Accident and health                                8,142             785           7,357
                                                -------------   -------------   -------------
                                                $     151,692   $       5,491   $     146,201
                                                =============   =============   =============

                                                    GROSS                           NET
YEAR ENDED DECEMBER 31, 1999                       AMOUNT           CEDED          AMOUNT
----------------------------                       ------           -----          ------

Life insurance in force                         $  14,140,049   $   1,066,993   $  13,073,056
                                                =============   =============   =============
Premiums and contract charges:
     Life and annuities                         $      99,760   $       3,397   $      96,363
     Accident and health                                6,867             856           6,011
                                                -------------   -------------   -------------
                                                $     106,627   $       4,253   $     102,374
                                                =============   =============   =============

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  SCHEDULE V--VALUATION AND QUALIFYING ACCOUNTS
                                 (IN THOUSANDS)

                                             BALANCE AT      CHARGED TO                      BALANCE AT
                                             BEGINNING       COSTS AND                         END OF
                                             OF PERIOD        EXPENSES       DEDUCTIONS        PERIOD
                                             ---------        --------       ----------        ------
YEAR ENDED DECEMBER 31, 2001
----------------------------

Allowance for estimated losses
  on mortgage loans                          $      119      $        -      $      119      $        -
                                             ==========      ==========      ==========      ==========

YEAR ENDED DECEMBER 31, 2000
----------------------------

Allowance for estimated losses
  on mortgage loans                          $      600      $        -      $      481      $      119
                                             ==========      ==========      ==========      ==========
YEAR ENDED DECEMBER 31, 1999
----------------------------

Allowance for estimated losses
  on mortgage loans                          $      600      $        -       $       -      $      600
                                             ==========      ==========       =========      ==========

                                        ----------------------------------------
                                        ALLSTATE LIFE OF NEW YORK SEPARATE
                                        ACCOUNT A

                                        FINANCIAL STATEMENTS AS OF DECEMBER 31,
                                        2001 AND FOR THE PERIODS ENDED DECEMBER
                                        31, 2001 AND DECEMBER 31, 2000, AND
                                        INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Separate Account A (the "Account") as of December 31, 2001, the related statements of operations for the periods then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Separate Account A as of December 31, 2001, the results of operations for the periods then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
March 8, 2002

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
December 31, 2001

------------------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                AIM V.I.                                                                AIM V.I.
                                               Aggressive         AIM V.I.          AIM V.I.          AIM V.I.          Capital
                                                 Growth           Balanced        Basic Value (a)    Blue Chip        Appreciation
                                             ---------------   ---------------   ---------------   ---------------   ---------------
ASSETS
Investments at fair value                     $   4,034,438     $   7,176,802     $     700,428     $   6,713,440     $  10,006,236
                                             ---------------   ---------------   ---------------   ---------------   ---------------

     Total assets                             $   4,034,438     $   7,176,802     $     700,428     $   6,713,440     $  10,006,236
                                             ===============   ===============   ===============   ===============   ===============

NET ASSETS
Accumulation units                            $   4,034,438     $   7,167,022     $     700,428     $   6,705,572     $  10,003,902
Contracts in payout (annuitization) period                -             9,780                 -             7,868             2,334
                                             ---------------   ---------------   ---------------   ---------------   ---------------

     Total net assets                         $   4,034,438     $   7,176,802     $     700,428     $   6,713,440     $  10,006,236
                                             ===============   ===============   ===============   ===============   ===============

FUND SHARE INFORMATION
     Number of shares                               373,214           661,456            68,334     $     944,225           460,692
                                             ===============   ===============   ===============   ===============   ===============

     Cost                                     $   5,363,629     $   7,832,112     $     664,336     $   8,035,062     $  12,802,854
                                             ===============   ===============   ===============   ===============   ===============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                   AIM Variable Insurance Funds Sub-Accounts
                                              --------------------------------------------------------------------------------------

                                                AIM V.I.                            AIM V.I.          AIM V.I.          AIM V.I.
                                                 Capital        AIM V.I. Dent      Diversified         Global          Government
                                               Development       Demographics        Income           Utilities        Securities
                                              --------------    ---------------   --------------    --------------   ---------------
ASSETS
Investments at fair value                      $  1,097,539      $   2,019,260     $  3,358,928      $  2,128,907     $   5,221,367
                                              --------------    ---------------   --------------    --------------   ---------------

     Total assets                              $  1,097,539      $   2,019,260     $  3,358,928      $  2,128,907     $   5,221,367
                                              ==============    ===============   ==============    ==============   ===============

NET ASSETS
Accumulation units                             $  1,094,122      $   2,019,260     $  3,344,497      $  2,128,907     $   5,221,367
Contracts in payout (annuitization) period            3,417                  -           14,431                 -                 -
                                              --------------    ---------------   --------------    --------------   ---------------

     Total net assets                          $  1,097,539      $   2,019,260     $  3,358,928      $  2,128,907     $   5,221,367
                                              ==============    ===============   ==============    ==============   ===============

FUND SHARE INFORMATION
     Number of shares                                91,921            361,227          367,900           157,115           452,851
                                              ==============    ===============   ==============    ==============   ===============

     Cost                                      $  1,177,473      $   2,952,623     $  3,778,700      $  2,993,888     $   5,208,075
                                              ==============    ===============   ==============    ==============   ===============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                                                                       AIM V.I.         AIM V.I.
                                                               AIM V.I. Growth    AIM V.I. High     International       Mid Cap
                                             AIM V.I. Growth      and Income          Yield             Equity         Equity (a)
                                             ---------------   ---------------   ---------------   ---------------   ---------------
ASSETS
Investments at fair value                     $   7,736,365     $  14,847,880     $     791,236     $   4,449,167     $     119,165
                                             ---------------   ---------------   ---------------   ---------------   ---------------

     Total assets                             $   7,736,365     $  14,847,880     $     791,236     $   4,449,167     $     119,165
                                             ===============   ===============   ===============   ===============   ===============

NET ASSETS
Accumulation units                            $   7,678,261     $  14,779,511     $     791,236     $   4,449,167     $     119,165
Contracts in payout (annuitization) period           58,104            68,369                 -                 -                 -
                                             ---------------   ---------------   ---------------   ---------------   ---------------

     Total net assets                         $   7,736,365     $  14,847,880     $     791,236     $   4,449,167     $     119,165
                                             ===============   ===============   ===============   ===============   ===============

FUND SHARE INFORMATION
     Number of shares                               472,594           735,044           149,009           298,402            11,116
                                             ===============   ===============   ===============   ===============   ===============

     Cost                                     $  11,824,231     $  18,002,096     $     967,874     $   6,168,043     $     113,961
                                             ===============   ===============   ===============   ===============   ===============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Delaware Group Premium
                                                 AIM Variable Insurance Funds Sub-Accounts             Fund, Inc. Sub-Accounts
                                             ---------------------------------------------------   ---------------------------------

                                               AIM V.I.                                               Delaware
                                                 Money          AIM V.I. New                          GP Small          Delaware
                                                Market         Technology (b)    AIM V.I. Value      Cap Value          GP Trend
                                             --------------    --------------    ---------------   ---------------   ---------------
ASSETS
Investments at fair value                     $  5,165,997      $  1,617,056      $  24,350,790     $     582,701     $     187,311
                                             --------------    --------------    ---------------   ---------------   ---------------

     Total assets                             $  5,165,997      $  1,617,056      $  24,350,790     $     582,701     $     187,311
                                             ==============    ==============    ===============   ===============   ===============

NET ASSETS
Accumulation units                            $  5,165,997      $  1,617,056      $  24,295,273     $     582,701     $     187,311
Contracts in payout (annuitization)
period                                                   -                 -             55,517                 -                 -
                                             --------------    --------------    ---------------   ---------------   ---------------

     Total net assets                         $  5,165,997      $  1,617,056      $  24,350,790     $     582,701     $     187,311
                                             ==============    ==============    ===============   ===============   ===============

FUND SHARE INFORMATION
     Number of shares                            5,165,997           384,099          1,042,860            29,836             7,424
                                             ==============    ==============    ===============   ===============   ===============

     Cost                                     $  5,165,997      $  4,331,843      $  28,808,708     $     536,303     $     198,022
                                             ==============    ==============    ===============   ===============   ===============

(b)  Previously known as AIM V.I. Telecommunications

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Dreyfus Socially     Dreyfus
                                                Dreyfus Variable    Responsible         Stock
                                                 Investment Fund  Growth Fund, Inc.   Index Fund      Fidelity Variable Insurance
                                                  Sub-Account       Sub-Account      Sub-Account       Products Fund Sub-Accounts
                                                ----------------  ----------------   -------------   -------------------------------

                                                                  Dreyfus Socially     Dreyfus
                                                  VIF Capital       Responsible         Stock             VIP          VIP Equity-
                                                 Appreciation         Growth          Index Fund      Contrafund         Income
                                                ----------------  ----------------   -------------   --------------   --------------
ASSETS
Investments at fair value                         $    248,358      $    233,009      $ 1,512,089     $    729,656     $    997,701
                                                 --------------    --------------    -------------   --------------   --------------

     Total assets                                 $    248,358      $    233,009      $ 1,512,089     $    729,656     $    997,701
                                                 ==============    ==============    =============   ==============   ==============

NET ASSETS
Accumulation units                                $    248,358      $    233,009      $ 1,512,089     $    729,656     $    997,701
Contracts in payout (annuitization) period                   -                 -                -                -                -
                                                 --------------    --------------    -------------   --------------   --------------

     Total net assets                             $    248,358      $    233,009      $ 1,512,089     $    729,656     $    997,701
                                                 ==============    ==============    =============   ==============   ==============

FUND SHARE INFORMATION
     Number of shares                             $      7,100      $      8,737           51,502           36,247           43,855
                                                 ==============    ==============    =============   ==============   ==============

     Cost                                         $    261,690      $    282,508      $ 1,605,203     $    763,460     $  1,017,326
                                                 ==============    ==============    =============   ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Fidelity Variable Insurance Products Fund Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                                                                                            VIP
                                                                    VIP Growth         VIP High            VIP          Investment
                                                   VIP Growth      Opportunities        Income        Index 500 (c)     Grade Bond
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $  1,479,979     $    185,010      $   150,596      $    530,225     $    297,565
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $  1,479,979     $    185,010      $   150,596      $    530,225     $    297,565
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $  1,479,979     $    185,010      $   150,596      $    530,225     $    297,565
Contracts in payout (annuitization) period                   -                -                -                 -                -
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $  1,479,979     $    185,010      $   150,596      $    530,225     $    297,565
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                   44,034           12,228           23,494             4,076           23,031
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $  1,579,003     $    196,980      $   154,822      $    547,108     $    289,759
                                                 ==============   ==============    =============    ==============   ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                     Fidelity
                                                     Variable
                                                   Insurance       Franklin Templeton Variable
                                                 Products Fund          Insurance Products              HSBC Variable Insurance
                                                  Sub-Accounts          Trust Sub-Accounts                 Funds Sub-Accounts
                                                 --------------   -------------------------------    -------------------------------

                                                                    Templeton        Templeton
                                                                      Asset         International    HSBC VI Cash     HSBC VI Fixed
                                                 VIP Overseas       Strategy         Securities       Management         Income
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $    389,849     $    129,391      $   392,735      $  1,084,968     $    539,300
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $    389,849     $    129,391      $   392,735      $  1,084,968     $    539,300
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $    389,849     $    129,391      $   392,735      $  1,084,968     $    539,300
Contracts in payout (annuitization) period                   -                -                -                 -                -
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $    389,849     $    129,391      $   392,735      $  1,084,968     $    539,300
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                   28,087            8,397           33,453         1,084,968           53,291
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $    435,805     $    138,594      $   462,453      $  1,084,968     $    542,164
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                  HSBC Variable
                                                 Insurance Funds
                                                   Sub-Accounts              MFS Variable Insurance Trust Sub-Accounts
                                                 ---------------  ------------------------------------------------------------------

                                                    HSBC VI
                                                    Growth                            MFS High       MFS Investors       MFS New
                                                   & Income       MFS Bond (c)         Income          Trust (d)        Discovery
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $  1,522,876     $    203,725      $    96,116      $    222,631     $    161,471
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $  1,522,876     $    203,725      $    96,116      $    222,631     $    161,471
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $  1,522,876     $    203,725      $    96,116      $    222,631     $    161,471
Contracts in payout (annuitization) period                   -                -                -                 -                -
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $  1,522,876     $    203,725      $    96,116      $    222,631     $    161,471
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                  179,584           17,684           10,425            12,997           10,574
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $  1,689,568     $    197,515      $    98,839      $    230,944     $    155,254
                                                 ==============   ==============    =============    ==============   ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(d)  Previously known as MFS Growth with Income

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                   Oppenheimer Variable Account Funds Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                   Oppenheimer                       Oppenheimer       Oppenheimer      Oppenheimer
                                                   Aggressive       Oppenheimer        Capital           Global            High
                                                     Growth          Bond (c)       Appreciation       Securities       Income (c)
                                                 --------------   --------------   --------------    --------------   --------------
ASSETS
Investments at fair value                         $    852,798     $    279,855     $    833,224      $    343,523     $    224,396
                                                 --------------   --------------   --------------    --------------   --------------

     Total assets                                 $    852,798     $    279,855     $    833,224      $    343,523     $    224,396
                                                 ==============   ==============   ==============    ==============   ==============

NET ASSETS
Accumulation units                                $    852,798     $    279,855     $    833,224      $    343,523     $    224,396
Contracts in payout (annuitization) period                                    -                -                 -                -
                                                 --------------   --------------   --------------    --------------   --------------

     Total net assets                             $    852,798     $    279,855     $    833,224      $    343,523     $    224,396
                                                 ==============   ==============   ==============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                   20,943           24,965           22,778            15,040           26,276
                                                 ==============   ==============   ==============    ==============   ==============

     Cost                                         $  1,017,087     $    281,341     $    856,892      $    348,699     $    223,880
                                                 ==============   ==============   ==============    ==============   ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Putnam Variable
                                                 Oppenheimer Variable Account Funds Sub-Accounts           Trust Sub-Accounts
                                                 ------------------------------------------------    -------------------------------
                                                  Oppenheimer      Oppenheimer
                                                  Main Street      Main Street      Oppenheimer       VT American
                                                   Growth &         Small Cap        Strategic        Government         VT Asia
                                                    Income         Growth (e)           Bond            Income           Pacific
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $  1,423,943     $    192,269      $ 1,029,066      $  4,836,537     $    155,870
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $  1,423,943     $    192,269      $ 1,029,066      $  4,836,537     $    155,870
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $  1,423,943     $    192,269      $ 1,029,066      $  4,836,537     $    155,870
Contracts in payout (annuitization) period                   -                -                -                 -                -
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $  1,423,943     $    192,269      $ 1,029,066      $  4,836,537     $    155,870
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                   74,984           17,400          222,742           417,663           30,091
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $  1,519,000     $    183,170      $ 1,026,112      $  4,720,487     $    296,678
                                                 ==============   ==============    =============    ==============   ==============

(e)  Previously known as Oppenheimer Small Cap Growth

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                         Putnam Variable Trust Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                                       VT           VT The George      VT Global
                                                  VT Capital       Diversified      Putnam Fund          Asset          VT Global
                                                 Appreciation        Income          of Boston        Allocation         Growth
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $    593,070     $  7,011,861      $ 8,131,971      $  1,826,389     $  7,127,149
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $    593,070     $  7,011,861      $ 8,131,971      $  1,826,389     $  7,127,149
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $    593,070     $  6,989,969      $ 8,115,855      $  1,826,389     $  7,100,952
Contracts in payout (annuitization) period                   -           21,892           16,116                 -           26,197
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $    593,070     $  7,011,861      $ 8,131,971      $  1,826,389     $  7,127,149
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                   76,035          801,355          760,708           136,501          768,840
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $    612,765     $  7,194,338      $ 7,968,596      $  2,003,648     $ 11,807,617
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                             Putnam Variable Trust Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                   VT Growth        VT Growth        VT Health          VT High
                                                  and Income      Opportunities       Sciences           Yield          VT Income
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $ 38,583,844     $  3,478,015      $ 7,599,774      $  3,806,563     $ 11,166,626
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $ 38,583,844     $  3,478,015      $ 7,599,774      $  3,806,563     $ 11,166,626
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $ 38,552,461     $  3,472,565      $ 7,599,774      $  3,773,186     $ 11,143,917
Contracts in payout (annuitization) period              31,383            5,450                -            33,377           22,709
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $ 38,583,844     $  3,478,015      $ 7,599,774      $  3,806,563     $ 11,166,626
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION

     Number of shares                                1,646,068          657,470          649,553           472,865          886,240
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $ 40,002,339     $  5,601,168      $ 8,276,201      $  4,074,731     $ 11,027,030
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                         Putnam Variable Trust Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                                  VT International  VT International
                                                 VT International    Growth and            New                           VT Money
                                                      Growth           Income         Opportunities   VT Investors        Market
                                                 ---------------- ----------------  ---------------- --------------   --------------
ASSETS
Investments at fair value                         $ 10,260,226     $  2,225,168      $ 2,448,547      $ 18,236,845     $ 10,855,422
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $ 10,260,226     $  2,225,168      $ 2,448,547      $ 18,236,845     $ 10,855,422
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $ 10,226,844     $  2,222,169      $ 2,446,511      $ 18,218,477     $ 10,742,922
Contracts in payout (annuitization) period              33,382            2,999            2,036            18,368          112,500
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $ 10,260,226     $  2,225,168      $ 2,448,547      $ 18,236,845     $ 10,855,422
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                  830,115          228,691          251,133         1,969,422       10,855,422
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $ 13,598,062     $  2,736,311      $ 4,232,789      $ 24,576,103     $ 10,855,422
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                        Putnam Variable Trust Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                                                      VT OTC &
                                                    VT New           VT New           Emerging                        VT Small Cap
                                                 Opportunities        Value            Growth         VT Research         Value
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $ 14,891,393     $  4,707,162      $ 3,047,515      $  6,749,175     $  5,150,130
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $ 14,891,393     $  4,707,162      $ 3,047,515      $  6,749,175     $  5,150,130
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $ 14,866,793     $  4,684,734      $ 3,030,684      $  6,746,318     $  5,124,221
Contracts in payout (annuitization) period              24,600           22,428           16,831             2,857           25,909
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $ 14,891,393     $  4,707,162      $ 3,047,515      $  6,749,175     $  5,150,130
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                  899,782          350,757          508,767           616,926          342,657
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $ 26,658,822     $  4,588,831      $ 6,969,043      $  8,067,203     $  4,515,193
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                         Putnam Variable Trust Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                                  VT Utilities
                                                                     Growth
                                                 VT Technology     and Income         VT Vista        VT Voyager      VT Voyager II
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $    879,775     $  4,317,355      $ 7,387,710      $ 25,006,570     $    544,402
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $    879,775     $  4,317,355      $ 7,387,710      $ 25,006,570     $    544,402
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $    879,775     $  4,296,411      $ 7,385,541      $ 24,984,380     $    544,402
Contracts in payout (annuitization) period                   -           20,944            2,169            22,190                -
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $    879,775     $  4,317,355      $ 7,387,710      $ 25,006,570     $    544,402
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                  207,494          334,161          651,474           875,580          109,538
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $  1,217,750     $  5,232,062      $11,388,340      $ 38,970,420     $    612,761
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Scudder Variable Series I Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                                                    Capital            Global            Growth
                                               Balanced            Bond              Growth          Discovery         and Income
                                             --------------    --------------    ---------------   ---------------   ---------------
ASSETS
Investments at fair value                     $      3,155      $      7,824      $       1,541     $       1,520     $       7,042
                                             --------------    --------------    ---------------   ---------------   ---------------

     Total assets                             $      3,155      $      7,824      $       1,541     $       1,520     $       7,042
                                             ==============    ==============    ===============   ===============   ===============

NET ASSETS
Accumulation units                            $      3,155      $      7,824      $       1,541     $       1,520     $       7,042
Contracts in payout (annuitization) period               -                 -                  -                 -                 -
                                             --------------    --------------    ---------------   ---------------   ---------------

     Total net assets                         $      3,155      $      7,824      $       1,541     $       1,520     $       7,042
                                             ==============    ==============    ===============   ===============   ===============

FUND SHARE INFORMATION
     Number of shares                                  268             1,134                 94               175               791
                                             ==============    ==============    ===============   ===============   ===============

     Cost                                     $      3,181      $      7,758      $       1,581     $       1,591     $       7,699
                                             ==============    ==============    ===============   ===============   ===============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                Scudder Variable
                                                    Scudder Variable               Series II               Van Kampen Life
                                                 Series I Sub-Accounts            Sub-Account       Investment Trust Sub-Accounts
                                            ---------------------------------   ----------------   ---------------------------------

                                                               21st Century                             LIT           LIT Domestic
                                            International         Growth          Growth (f)          Comstock         Income (c)
                                            ---------------   ---------------    --------------    ---------------   ---------------
ASSETS
Investments at fair value                    $       4,504     $       4,999      $      3,333      $     432,893     $      81,295
                                            ---------------   ---------------    --------------    ---------------   ---------------

     Total assets                            $       4,504     $       4,999      $      3,333      $     432,893     $      81,295
                                            ===============   ===============    ==============    ===============   ===============

NET ASSETS
Accumulation units                           $       4,504     $       4,999      $      3,333      $     432,893     $      81,295
Contracts in payout (annuitization) period               -                 -                 -                  -                 -
                                            ---------------   ---------------    --------------    ---------------   ---------------

     Total net assets                        $       4,504     $       4,999      $      3,333      $     432,893     $      81,295
                                            ===============   ===============    ==============    ===============   ===============

FUND SHARE INFORMATION
     Number of shares                                  560               802               158             37,873            10,124
                                            ===============   ===============    ==============    ===============   ===============

     Cost                                    $       6,701     $       6,349      $      3,619      $     454,959     $      80,633
                                            ===============   ===============    ==============    ===============   ===============

(c) For the Period Beginning May 1, 2001 and Ended December 31, 2001

(f) On May 1, 2001 the Large Company Growth Sub-Account of the Scudder Variable Series I merged into the Growth Sub-Account of the Scudder Variable Series II.

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                     Van Kampen Life
                                              Investment Trust Sub-Accounts           Wells Fargo Variable Trust Sub-Accounts
                                            ---------------------------------   ----------------------------------------------------

                                                                                  Wells Fargo       Wells Fargo
                                             LIT Emerging        LIT Money          VT Asset         VT Equity        Wells Fargo
                                                Growth           Market (c)        Allocation         Income           VT Growth
                                            --------------    ---------------   ---------------    --------------    ---------------
ASSETS
Investments at fair value                    $    330,265      $   1,343,622     $     119,765      $     82,475      $      35,321
                                            --------------    ---------------   ---------------    --------------    ---------------

     Total assets                            $    330,265      $   1,343,622     $     119,765      $     82,475      $      35,321
                                            ==============    ===============   ===============    ==============    ===============

NET ASSETS
Accumulation units                           $    330,265      $   1,343,622     $     119,765      $     82,475      $      35,321
Contracts in payout (annuitization) period              -                  -                 -                 -                  -
                                            --------------    ---------------   ---------------    --------------    ---------------

     Total net assets                        $    330,265      $   1,343,622     $     119,765      $     82,475      $      35,321
                                            ==============    ===============   ===============    ==============    ===============

FUND SHARE INFORMATION
     Number of shares                              11,645          1,343,622             9,721             5,314              2,509
                                            ==============    ===============   ===============    ==============    ===============

     Cost                                    $    387,794      $   1,343,622     $     123,674      $     87,983      $      42,715
                                            ==============    ===============   ===============    ==============    ===============

(c) For the Period Beginning May 1, 2001 and Ended December 31, 2001



See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                                 ----------------------------------------------------------------------------

                                                   AIM V.I.                                                        AIM V.I.
                                                  Aggressive       AIM V.I.        AIM V.I.        AIM V.I.        Capital
                                                    Growth         Balanced     Basic Value (a)   Blue Chip      Appreciation
                                                --------------- --------------- -------------- ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $         -     $    119,847    $       742    $         923    $          -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (42,910)        (54,865)        (1,107)         (57,395)       (129,991)
     Administrative expense                            (3,814)         (4,910)          (102)          (5,238)        (10,323)
                                                --------------- --------------- -------------- ---------------- ---------------

        Net investment income (loss)                  (46,724)         60,072           (467)         (61,710)       (140,314)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                              744,676         662,943          3,265          732,769       1,410,651
     Cost of investments sold                         996,710         728,657          3,129          901,162       1,683,738
                                                --------------- --------------- -------------- ---------------- ---------------

        Realized gains (losses) on fund shares       (252,034)        (65,714)           136         (168,393)       (273,087)

Realized gain distributions                                 -               -              -                -         803,201
                                                --------------- --------------- -------------- ---------------- ---------------

        Net realized gains (losses)                  (252,034)        (65,714)           136         (168,393)        530,114

Change in unrealized gains (losses)                  (884,098)       (533,781)        36,092         (982,769)     (3,450,358)
                                                --------------- --------------- -------------- ---------------- ---------------

        Net realized and unrealized gains
            (losses) on investments                (1,136,132)       (599,495)        36,228       (1,151,162)     (2,920,244)
                                                --------------- --------------- -------------- ---------------- ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $ (1,182,856)   $   (539,423)   $    35,761    $  (1,212,872)   $ (3,060,558)
                                                =============== =============== ============== ================ ===============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------

                                                                  AIM Variable Insurance Funds Sub-Accounts
                                                --------------------------------------------------------------------------

                                                   AIM V.I.                      AIM V.I.                      AIM V.I.
                                                   Capital      AIM V.I. Dent  Diversified  AIM V.I. Global   Government
                                                 Development    Demographics     Income        Utilities      Securities
                                                -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $         -    $        -     $   229,113    $    30,232    $   145,399
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                      (11,162)      (20,998)        (38,775)       (27,082)       (37,468)
     Administrative expense                           (1,020)       (1,895)         (3,017)        (2,240)        (3,148)
                                                -------------- -------------- -------------- -------------- --------------

        Net investment income (loss)                 (12,182)      (22,893)        187,321            910        104,783

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                             209,206       264,357         620,807        351,913        373,119
     Cost of investments sold                        230,814       433,821         665,768        400,981        360,368
                                                -------------- -------------- -------------- -------------- --------------

        Realized gains (losses) on fund shares       (21,608)     (169,464)        (44,961)       (49,068)        12,751

Realized gain distributions                                -             -               -        197,701              -
                                                -------------- -------------- -------------- -------------- --------------

        Net realized gains (losses)                  (21,608)     (169,464)        (44,961)       148,633         12,751

Change in unrealized gains (losses)                  (66,005)     (559,190)        (82,667)      (919,376)        12,089
                                                -------------- -------------- -------------- -------------- --------------

        Net realized and unrealized gains
            (losses) on investments                  (87,613)     (728,654)       (127,628)      (770,743)        24,840
                                                -------------- -------------- -------------- -------------- --------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $   (99,795)   $ (751,547)    $    59,693    $  (769,833)   $   129,623
                                                ============== ============== ============== ============== ==============

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                ------------------------------------------------------------------------------------

                                                                                                       AIM V.I.        AIM V.I.
                                                                 AIM V.I. Growth   AIM V.I. High    International       Mid Cap
                                                AIM V.I. Growth    and Income         Yield             Equity         Equity (a)
                                                ---------------- ----------------  --------------- ---------------- ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      18,527    $       7,321     $     93,984    $      15,119    $         163
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (109,355)        (199,219)          (6,062)         (60,453)            (173)
     Administrative expense                             (8,688)         (15,670)            (540)          (4,819)             (15)
                                                ---------------- ----------------  --------------- ---------------- ----------------

        Net investment income (loss)                   (99,516)        (207,568)          87,382          (50,153)             (25)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                             1,531,809        2,203,567          140,593          909,523              682
     Cost of investments sold                        2,281,504        2,612,741          161,116        1,183,977              657
                                                ---------------- ----------------  --------------- ---------------- ----------------

        Realized gains (losses) on fund shares        (749,695)        (409,174)         (20,523)        (274,454)              25

Realized gain distributions                                  -                -                -          118,228                -
                                                ---------------- ----------------  --------------- ---------------- ----------------

        Net realized gains (losses)                   (749,695)        (409,174)         (20,523)        (156,226)              25

Change in unrealized gains (losses)                 (3,155,400)      (3,845,601)        (106,627)      (1,207,639)           5,204
                                                ---------------- ----------------  --------------- ---------------- ----------------

        Net realized and unrealized gains
            (losses) on investments                 (3,905,095)      (4,254,775)        (127,150)      (1,363,865)           5,229
                                                ---------------- ----------------  --------------- ---------------- ----------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $  (4,004,611)   $  (4,462,343)    $    (39,768)   $  (1,414,018)   $       5,204
                                                ================ ================  =============== ================ ================

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Delaware Group Premium
                                                    AIM Variable Insurance Funds Sub-Accounts           Fund, Inc. Sub-Accounts
                                               --------------------------------------------------   ------------------------------

                                                                                                      Delaware
                                                 AIM V.I. Money   AIM V.I. New                        GP Small          Delaware
                                                     Market       Technology(b)    AIM V.I. Value     Cap Value         GP Trend
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $   110,175     $     34,531     $     32,368     $      1,820     $          -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (42,171)         (16,845)        (310,461)          (3,535)          (1,506)
     Administrative expense                            (3,509)          (1,522)         (24,556)            (306)            (130)
                                                 -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                   64,495           16,164         (302,649)          (2,021)          (1,636)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                            1,608,368          228,296        3,306,275           24,314           17,465
     Cost of investments sold                       1,608,368          570,407        3,823,950           22,833           23,454
                                                 -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares              -         (342,111)        (517,675)           1,481           (5,989)

Realized gain distributions                                 -          866,144          491,329                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                         -          524,033          (26,346)           1,481           (5,989)

Change in unrealized gains (losses)                         -       (1,585,393)      (3,362,318)          38,503           (3,762)
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
            (losses) on investments                         -       (1,061,360)      (3,388,664)          39,984           (9,751)
                                                 -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $    64,495     $ (1,045,196)    $ (3,691,313)    $     37,963     $    (11,387)
                                                 =============    =============    =============    =============    =============

(b)  Previously known as AIM V.I. Telecommunications

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------

                                                               Dreyfus Socially
                                                Dreyfus Variable  Responsible   Dreyfus Stock
                                                Investment Fund Growth Fund, Inc. Index Fund      Fidelity Variable Insurance
                                                  Sub-Account     Sub-Account     Sub-Account     Products Fund Sub-Accounts
                                                 ------------    ------------    ------------    ----------------------------

                                                               Dreyfus Socially
                                                 VIF Capital      Responsible    Dreyfus Stock                    VIP Equity-
                                                 Appreciation       Growth        Index Fund    VIP Contrafund      Income
                                                 ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      1,985    $        149    $     11,030    $      1,383    $      1,217
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                        (1,663)         (2,129)         (9,174)         (4,748)         (5,169)
     Administrative expense                              (144)           (184)           (794)           (411)           (447)
                                                 ------------    ------------    ------------    ------------    ------------

        Net investment income (loss)                      178          (2,164)          1,062          (3,776)         (4,399)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                1,436          12,206          67,428          45,871          24,146
     Cost of investments sold                           1,538          15,150          72,130          51,797          25,862
                                                 ------------    ------------    ------------    ------------    ------------

        Realized gains (losses) on fund shares           (102)         (2,944)         (4,702)         (5,926)         (1,716)


Realized gain distributions                                 -               -           7,732           4,880           3,420
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized gains (losses)                      (102)         (2,944)          3,030          (1,046)          1,704

Change in unrealized gains (losses)                   (12,676)        (41,153)        (74,758)        (29,597)        (20,333)
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized and unrealized gains
            (losses) on investments                   (12,778)        (44,097)        (71,728)        (30,643)        (18,629)
                                                 ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (12,600)   $    (46,261)   $    (70,666)   $    (34,419)   $    (23,028)
                                                 ============    ============    ============    ============    ============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------

                                                           Fidelity Variable Insurance Products Fund Sub-Accounts
                                                 -----------------------------------------------------------------------

                                                                VIP Growth       VIP High        VIP       VIP Investment
                                                 VIP Growth    Opportunities      Income     Index 500 (c)   Grade Bond
                                                 -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $       251    $       150    $        34    $       182    $        82
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (8,078)        (1,238)          (597)        (2,424)        (1,382)
     Administrative expense                             (699)          (107)           (51)          (210)          (120)
                                                 -----------    -----------    -----------    -----------    -----------

        Net investment income (loss)                  (8,526)        (1,195)          (614)        (2,452)        (1,420)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                              23,224         23,720          6,190         25,835          5,085
     Cost of investments sold                         27,172         26,567          6,692         26,898          4,966
                                                 -----------    -----------    -----------    -----------    -----------

        Realized gains (losses) on fund shares        (3,948)        (2,847)          (502)        (1,063)           119

Realized gain distributions                           23,608              -              -              -              -
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized gains (losses)                   19,660         (2,847)          (502)        (1,063)           119

Change in unrealized gains (losses)                  (91,779)        (8,056)        (4,227)       (16,883)         7,805
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized and unrealized gains
            (losses) on investments                  (72,119)       (10,903)        (4,729)       (17,946)         7,924
                                                 -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $   (80,645)   $   (12,098)   $    (5,343)   $   (20,398)   $     6,504
                                                 ===========    ===========    ===========    ===========    ===========

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------

                                              Fidelity Variable
                                                  Insurance     Franklin Templeton Variable
                                                Products Fund        Insurance Products         HSBC Variable Insurance
                                                Sub-Accounts        Trust Sub-Accounts            Funds Sub-Accounts
                                               ---------------  --------------------------    --------------------------

                                                                 Templeton     Templeton
                                                                   Asset      International  HSBC VI Cash    HSBC VI Fixed
                                                 VIP Overseas    Strategy      Securities     Management        Income
                                                 -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $     2,819    $       450    $     5,292    $    15,176    $     7,440
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (2,147)          (722)        (2,501)        (8,167)        (2,858)
     Administrative expense                             (186)           (63)          (216)          (706)          (247)
                                                 -----------    -----------    -----------    -----------    -----------

        Net investment income (loss)                     486           (335)         2,575          6,303          4,335

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               5,147          2,521          9,059        369,078         10,632
     Cost of investments sold                          6,038          2,704          9,737        369,078         10,678
                                                 -----------    -----------    -----------    -----------    -----------

        Realized gains (losses) on fund shares          (891)          (183)          (678)             -            (46)

Realized gain distributions                            4,455          3,220         41,620              -              -
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized gains (losses)                    3,564          3,037         40,942              -            (46)

Change in unrealized gains (losses)                  (43,271)        (9,413)       (71,378)             -         (2,864)
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized and unrealized gains
            (losses) on investments                  (39,707)        (6,376)       (30,436)             -         (2,910)
                                                 -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $   (39,221)   $    (6,711)   $   (27,861)   $     6,303    $     1,425
                                                 ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------

                                                HSBC Variable
                                               Insurance Funds
                                                 Sub-Accounts          MFS Variable Insurance Trust Sub-Accounts
                                               ---------------  --------------------------------------------------------

                                                  HSBC VI
                                                   Growth                       MFS High     MFS Investors     MFS New
                                                  & Income      MFS Bond (c)     Income        Trust (d)      Discovery
                                                 -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $     4,248    $       924    $       872    $        55    $         -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                      (12,730)        (1,109)          (650)        (1,227)        (1,105)
     Administrative expense                           (1,101)           (96)           (56)          (106)           (96)
                                                 -----------    -----------    -----------    -----------    -----------

        Net investment income (loss)                  (9,583)          (281)           166         (1,278)        (1,201)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                              34,099         63,581         18,469         34,674         12,528
     Cost of investments sold                         36,717         63,216         18,985         35,637         14,715
                                                 -----------    -----------    -----------    -----------    -----------

        Realized gains (losses) on fund shares        (2,618)           365           (516)          (963)        (2,187)

Realized gain distributions                                -              -              -            282          2,105
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized gains (losses)                   (2,618)           365           (516)          (681)           (82)

Change in unrealized gains (losses)                 (169,501)         6,210         (2,722)        (8,313)         1,200
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized and unrealized gains
            (losses) on investments                 (172,119)         6,575         (3,238)        (8,994)         1,118
                                                 -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $  (181,702)   $     6,294    $    (3,072)   $   (10,272)   $       (83)
                                                 ===========    ===========    ===========    ===========    ===========

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(d)  Previously known as MFS Growth with Income

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------

                                                               Oppenheimer Variable Account Funds Sub-Accounts
                                                 ----------------------------------------------------------------------------

                                                 Oppenheimer                     Oppenheimer     Oppenheimer     Oppenheimer
                                                  Aggressive     Oppenheimer       Capital          Global           High
                                                    Growth         Bond (c)      Appreciation     Securities      Income (c)
                                                 ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      2,553    $      3,789    $        150    $         51    $         14
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                        (5,625)         (1,406)         (4,314)         (1,871)           (997)
     Administrative expense                              (487)           (122)           (373)           (162)            (86)
                                                 ------------    ------------    ------------    ------------    ------------

        Net investment income (loss)                   (3,559)          2,261          (4,537)         (1,982)         (1,069)


NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               12,083          59,533          41,853          16,854           1,576
     Cost of investments sold                          16,046          59,059          50,867          19,417           1,576
                                                 ------------    ------------    ------------    ------------    ------------

        Realized gains (losses) on fund shares         (3,963)            474          (9,014)         (2,563)              -

Realized gain distributions                            39,838               -           2,244             945               -
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized gains (losses)                    35,875             474          (6,770)         (1,618)              -

Change in unrealized gains (losses)                  (149,039)         (1,486)        (23,660)         (5,176)            516
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized and unrealized gains
            (losses) on investments                  (113,164)         (1,012)        (30,430)         (6,794)            516
                                                 ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $   (116,723)   $      1,249    $    (34,967)   $     (8,776)   $       (553)
                                                 ============    ============    ============    ============    ============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------

                                                                                                       Putnam Variable
                                                Oppenheimer Variable Account Funds Sub-Accounts       Trust Sub-Accounts
                                                 --------------------------------------------    ----------------------------
                                                  Oppenheimer    Oppenheimer
                                                  Main Street    Main Street      Oppenheimer    VT American
                                                   Growth &       Small Cap       Strategic       Government        VT Asia
                                                    Income        Growth (e)         Bond           Income          Pacific
                                                 ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      3,268    $          -    $     12,691    $          -    $          -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (10,747)           (965)         (6,317)        (30,283)         (2,518)
     Administrative expense                              (930)            (83)           (546)              -               -
                                                 ------------    ------------    ------------    ------------    ------------

        Net investment income (loss)                   (8,409)         (1,048)          5,828         (30,283)         (2,518)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                              112,399          13,984          25,477         310,551          81,232
     Cost of investments sold                         124,695          13,972          26,215         301,051         146,347
                                                 ------------    ------------    ------------    ------------    ------------

        Realized gains (losses) on fund shares        (12,296)             12            (738)          9,500         (65,115)

Realized gain distributions                                 -               -           9,092             194          57,316
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized gains (losses)                   (12,296)             12           8,354           9,694          (7,799)

Change in unrealized gains (losses)                   (72,384)          9,177           2,747         115,333         (52,835)
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized and unrealized gains
            (losses) on investments                   (84,680)          9,189          11,101         125,027         (60,634)
                                                 ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (93,089)   $      8,141    $     16,929    $     94,744    $    (63,152)
                                                 ============    ============    ============    ============    ============

(e)  Previously known as Oppenheimer Small Cap Growth

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------

                                                                    Putnam Variable Trust Sub-Accounts
                                                 ----------------------------------------------------------------------------

                                                                      VT        VT The George     VT Global
                                                  VT Capital      Diversified    Putnam Fund        Asset          VT Global
                                                 Appreciation       Income        of Boston       Allocation        Growth
                                                 ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $          -    $    311,453    $    105,900    $      9,505    $          -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                        (4,030)        (67,047)        (65,175)        (16,640)        (79,151)
     Administrative expense                                 -               -               -               -               -
                                                 ------------    ------------    ------------    ------------    ------------

        Net investment income (loss)                   (4,030)        244,406          40,725          (7,135)        (79,151)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               41,404         277,919         441,386         234,449         519,407
     Cost of investments sold                          41,406         288,111         433,503         262,373         917,092
                                                 ------------    ------------    ------------    ------------    ------------

        Realized gains (losses) on fund shares             (2)        (10,192)          7,883         (27,924)       (397,685)

Realized gain distributions                                 -               -               -          97,712       1,437,372
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized gains (losses)                        (2)        (10,192)          7,883          69,788       1,039,687

Change in unrealized gains (losses)                   (20,871)       (164,037)        (64,842)       (160,820)     (3,218,965)
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized and unrealized gains
            (losses) on investments                   (20,873)       (174,229)        (56,959)        (91,032)     (2,179,278)
                                                 ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (24,903)   $     70,177    $    (16,234)   $    (98,167)   $ (2,258,429)
                                                 ============    ============    ============    ============    ============

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                                 ---------------------------------------------------------------------------------

                                                  VT Growth         VT Growth        VT Health         VT High
                                                  and Income      Opportunities       Sciences          Yield          VT Income
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $     389,079    $           -    $           -    $     256,231    $     267,406
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (372,503)         (43,926)         (75,160)         (31,439)         (78,270)
     Administrative expense                                  -                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                    16,576          (43,926)         (75,160)         224,792          189,136

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               804,756          497,866          565,138          192,341          407,249
     Cost of investments sold                          866,680          803,983          616,546          214,531          396,325
                                                 -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares         (61,924)        (306,117)         (51,408)         (22,190)          10,924

Realized gain distributions                            286,847                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                    224,923         (306,117)         (51,408)         (22,190)          10,924

Change in unrealized gains (losses)                 (2,529,260)      (1,076,038)      (1,024,049)        (189,598)          55,819
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
            (losses) on investments                 (2,304,337)      (1,382,155)      (1,075,457)        (211,788)          66,743
                                                 -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $  (2,287,761)   $  (1,426,081)   $  (1,150,617)   $      13,004    $     255,879
                                                 =============    =============    =============    =============    =============

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------------

                                                                          Putnam Variable Trust Sub-Accounts
                                                 ---------------------------------------------------------------------------------

                                                                VT International VT International
                                                VT International   Growth and          New                              VT Money
                                                    Growth           Income        Opportunities    VT Investors         Market
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      23,427    $      17,889    $           -    $           -    $     240,647
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (116,939)         (24,451)         (33,794)        (203,907)         (92,304)
     Administrative expense                                  -                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                   (93,512)          (6,562)         (33,794)        (203,907)         148,343

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               643,282          343,555          496,433          758,033        3,909,030
     Cost of investments sold                          891,678          404,922          879,805        1,088,700        3,909,030
                                                 -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares        (248,396)         (61,367)        (383,372)        (330,667)               -

Realized gain distributions                            955,064          107,787                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                    706,668           46,420         (383,372)        (330,667)               -

Change in unrealized gains (losses)                 (2,812,178)        (505,177)        (578,196)      (4,131,863)               -
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
            (losses) on investments                 (2,105,510)        (458,757)        (961,568)      (4,462,530)               -
                                                 -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $  (2,199,022)   $    (465,319)   $    (995,362)   $  (4,666,437)   $     148,343
                                                 =============    =============    =============    =============    =============

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                          Putnam Variable Trust Sub-Accounts
                                                 ---------------------------------------------------------------------------------

                                                                                     VT OTC &
                                                    VT New           VT New          Emerging                         VT Small Cap
                                                 Opportunities        Value           Growth         VT Research         Value
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $           -    $      14,361    $           -    $      13,345    $         168
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (175,753)         (31,507)         (38,726)         (66,352)         (40,742)
     Administrative expense                                  -                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                  (175,753)         (17,146)         (38,726)         (53,007)         (40,574)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               873,991          226,205          326,092          317,718          605,876
     Cost of investments sold                        1,666,290          234,425          781,240          378,539          584,901
                                                 -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares        (792,299)          (8,220)        (455,148)         (60,821)          20,975

Realized gain distributions                          2,426,684           41,315                -          220,533           11,276
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                  1,634,385           33,095         (455,148)         159,712           32,251

Change in unrealized gains (losses)                 (6,719,016)          20,108       (1,479,065)      (1,163,206)         478,615
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
            (losses) on investments                 (5,084,631)          53,203       (1,934,213)      (1,003,494)         510,866
                                                 -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $  (5,260,384)   $      36,057    $  (1,972,939)   $  (1,056,501)   $     470,292
                                                 =============    =============    =============    =============    =============

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                           Putnam Variable Trust Sub-Accounts
                                                 ---------------------------------------------------------------------------------

                                                                  VT Utilities
                                                                     Growth
                                                 VT Technology      and Income       VT Vista        VT Voyager      VT Voyager II
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $           -    $      86,682    $           -    $     255,557    $           -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                         (8,685)         (44,562)         (84,194)        (287,424)          (3,545)
     Administrative expense                                  -                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                    (8,685)          42,120          (84,194)         (31,867)          (3,545)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               302,860          320,025          591,980        1,003,672           39,576
     Cost of investments sold                          464,679          354,763          936,673        1,566,924           58,513
                                                 -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares        (161,819)         (34,738)        (344,693)        (563,252)         (18,937)

Realized gain distributions                                  -          150,238          715,464        4,619,334                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                   (161,819)         115,500          370,771        4,056,082          (18,937)

Change in unrealized gains (losses)                   (126,280)      (1,086,042)      (3,048,984)     (10,025,495)         (58,150)
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
            (losses) on investments                   (288,099)        (970,542)      (2,678,213)      (5,969,413)         (77,087)
                                                 -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (296,784)   $    (928,422)   $  (2,762,407)   $  (6,001,280)   $     (80,632)
                                                 =============    =============    =============    =============    =============

See notes to financial statements.

---------------------------------------------------------------------------------------------------------

                                                            Scudder Variable Series I Sub-Accounts
                                                 --------------------------------------------------------

                                                                         Capital      Global      Growth
                                                 Balanced      Bond      Growth      Discovery  and Income
                                                 --------    --------    --------    --------    --------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      -    $    173    $      -    $      -    $     50
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                        (6)        (24)         (3)         (3)        (22)
     Administrative expense                            (4)        (18)         (2)         (2)        (15)
                                                 --------    --------    --------    --------    --------

        Net investment income (loss)                  (10)        131          (5)         (5)         13

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                9          38           4           4          33
     Cost of investments sold                          10          38           5           5          39
                                                 --------    --------    --------    --------    --------

        Realized gains (losses) on fund shares         (1)          -          (1)         (1)         (6)

Realized gain distributions                             -           -           -           -          93
                                                 --------    --------    --------    --------    --------

        Net realized gains (losses)                    (1)          -          (1)         (1)         87

Change in unrealized gains (losses)                   (26)         66         (40)        (71)       (657)
                                                 --------    --------    --------    --------    --------

        Net realized and unrealized gains
            (losses) on investments                   (27)         66         (41)        (72)       (570)
                                                 --------    --------    --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (37)   $    197    $    (46)   $    (77)   $   (557)
                                                 ========    ========    ========    ========    ========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------

                                                                                                               Scudder
                                                                                                              Variable
                                                                                                              Series II
                                                         Scudder Variable Series I Sub-Accounts              Sub-Account
                                                 --------------------------------------------------------    -----------

                                                               Large Company                21st Century
                                                International    Growth (f)    Money Market     Growth       Growth (f)
                                                 -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $        15    $         -    $       228    $         -    $         -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                          (16)            (4)           (19)           (38)            (9)
     Administrative expense                              (12)            (3)           (14)           (28)            (7)
                                                 -----------    -----------    -----------    -----------    -----------

        Net investment income (loss)                     (13)            (7)           195            (66)           (16)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                  25          3,637         56,198          7,006             11
     Cost of investments sold                             36          4,411         56,198          9,685             13
                                                 -----------    -----------    -----------    -----------    -----------

        Realized gains (losses) on fund shares           (11)          (774)             -         (2,679)            (2)

Realized gain distributions                              714              -              -              -              -
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized gains (losses)                      703           (774)             -         (2,679)            (2)

Change in unrealized gains (losses)                   (2,197)             -              -           (501)          (286)
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized and unrealized gains
            (losses) on investments                   (1,494)          (774)             -         (3,180)          (288)
                                                 -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (1,507)   $      (781)   $       195    $    (3,246)   $      (304)
                                                 ===========    ===========    ===========    ===========    ===========


(f) On May 1, 2001 the Large Company Growth Sub-Account of the Scudder Variable Series I merged into the Growth Sub-Account of the Scudder Variable Series II

See notes to financial statements.

----------------------------------------------------------------------------------------------------------

                                                         Van Kampen Life Investment Trust Sub-Accounts
                                                  --------------------------------------------------------

                                                       LIT       LIT Domestic  LIT Emerging     LIT Money
                                                    Comstock      Income (c)      Growth        Market (c)
                                                  -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $         -    $        30    $       103    $    17,462
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                        (2,426)          (223)        (2,373)        (7,032)
     Administrative expense                              (210)           (19)          (205)          (608)
                                                  -----------    -----------    -----------    -----------

         Net investment income (loss)                  (2,636)          (212)        (2,475)         9,822

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               30,433            751          9,658        873,351
     Cost of investments sold                          32,480            740         12,122        873,351
                                                  -----------    -----------    -----------    -----------

         Realized gains (losses) on fund shares        (2,047)            11         (2,464)             -

Realized gain distributions                                29              -              -              -
                                                  -----------    -----------    -----------    -----------

         Net realized gains (losses)                   (2,018)            11         (2,464)             -

Change in unrealized gains (losses)                   (22,066)           662        (57,203)             -
                                                  -----------    -----------    -----------    -----------

         Net realized and unrealized gains

             (losses) on investments                  (24,084)           673        (59,667)             -
                                                  -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $   (26,720)   $       461    $   (62,142)   $     9,822
                                                  ===========    ===========    ===========    ===========

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

-------------------------------------------------------------------------------------------

                                                  Wells Fargo Variable Trust Sub-Accounts
                                               --------------------------------------------

                                                Wells Fargo     Wells Fargo
                                                 VT Asset        VT Equity     Wells Fargo
                                                Allocation        Income        VT Growth
                                               ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $      1,065    $        665    $          4
Charges from Allstate Life Insurance Company
  of New York:
   Mortality and expense risk                          (673)           (693)           (260)
   Administrative expense                               (58)            (60)            (22)
                                               ------------    ------------    ------------

     Net investment income (loss)                       334             (88)           (278)

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                1,557           1,380             288
   Cost of investments sold                           1,645           1,479             346
                                               ------------    ------------    ------------

     Realized gains (losses) on fund shares             (88)            (99)            (58)

Realized gain distributions                           1,978           1,912           2,663
                                               ------------    ------------    ------------

     Net realized gains (losses)                      1,890           1,813           2,605

Change in unrealized gains (losses)                  (3,348)         (5,590)         (7,135)
                                               ------------    ------------    ------------

     Net realized and unrealized gains
         (losses) on investments                     (1,458)         (3,777)         (4,530)
                                               ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $     (1,124)   $     (3,865)   $     (4,808)
                                               ============    ============    ============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2001

------------------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                                                                                        AIM V.I.
                                                AIM V.I. Aggressive Growth               AIM V.I. Balanced             Basic Value
                                             --------------------------------    --------------------------------    ---------------

                                                  2001              2000              2001              2000            2001 (a)
                                             --------------    --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $      (46,724)   $      (24,354)   $       60,072    $       (8,087)   $         (467)
Net realized gains (losses)                        (252,034)           (5,053)          (65,714)            4,342               136
Change in unrealized gains (losses)                (884,098)         (463,486)         (533,781)         (125,980)           36,092
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from operations                             (1,182,856)         (492,893)         (539,423)         (129,725)           35,761
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            808,838         3,095,064         2,956,894         2,327,512           281,572
Benefit payments                                     (1,384)           (8,374)          (73,601)          (31,653)               --
Payments on termination                            (238,836)          (67,938)         (222,882)          (77,525)           (3,745)
Contract maintenance charge                          (1,785)             (705)           (1,321)             (471)               --
Transfers among the sub-accounts
     and with the Fixed Account - net               852,013         1,096,190         2,417,322           467,675           386,840
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from capital transactions                    1,418,846         4,114,237         5,076,412         2,685,538           664,667
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   235,990         3,621,344         4,536,989         2,555,813           700,428

NET ASSETS AT BEGINNING OF PERIOD                 3,798,448           177,104         2,639,813            84,000                --
                                             --------------    --------------    --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                  $    4,034,438    $    3,798,448    $    7,176,802    $    2,639,813    $      700,428
                                             ==============    ==============    ==============    ==============    ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period          329,923            12,661           263,143             6,382                --
     Units issued                                   261,434           326,667           655,085           272,770            62,838
     Units redeemed                                (103,685)           (9,405)          (89,317)          (16,009)             (339)
                                             --------------    --------------    --------------    --------------    --------------
  Units outstanding at end of period                487,672           329,923           828,911           263,143            62,499
                                             ==============    ==============    ==============    ==============    ==============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                 AIM V.I. Blue Chip      AIM V.I. Capital Appreciation  AIM V.I. Capital Development
                                             --------------------------  -----------------------------  ----------------------------

                                                 2001           2000          2001            2000           2001           2000
                                             -----------    -----------  -------------    ------------  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $   (61,710)   $   (14,295)   $  (140,314)   $  (161,982)   $   (12,182)   $    (5,425)
Net realized gains (losses)                     (168,393)        (1,548)       530,114        629,220        (21,608)           923
Change in unrealized gains (losses)             (982,769)      (338,853)    (3,450,358)    (2,222,681)       (66,005)       (19,087)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                          (1,212,872)      (354,696)    (3,060,558)    (1,755,443)       (99,795)       (23,589)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       2,212,603      3,441,906      1,509,267      4,239,553        155,479        557,808
Benefit payments                                 (38,249)       (18,206)       (49,227)      (179,250)        (4,188)        (7,662)
Payments on termination                         (315,120)       (31,179)      (663,396)      (562,428)       (28,230)        (3,251)
Contract maintenance charge                       (2,886)          (593)        (3,939)        (2,935)          (237)          (201)
Transfers among the sub-accounts
     and with the Fixed Account - net          2,359,370        673,362        667,733        777,178        143,108        362,282
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 4,215,718      4,065,290      1,460,438      4,272,118        265,932        908,976
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS              3,002,846      3,710,594     (1,600,120)     2,516,675        166,137        885,387

NET ASSETS AT BEGINNING OF PERIOD              3,710,594             --     11,606,356      9,089,681        931,402         46,015
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 6,713,440    $ 3,710,594    $10,006,236    $11,606,356    $ 1,097,539    $   931,402
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       419,485             --        776,953        425,748         78,882          3,948
     Units issued                                742,441        431,341        399,091        405,917         46,041         76,875
     Units redeemed                             (170,265)       (11,856)      (160,438)       (54,712)       (21,869)        (1,941)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             991,661        419,485      1,015,606        776,953        103,054         78,882
                                             ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  AIM Variable Insurance Funds Sub-Accounts
                                           -----------------------------------------------------------------------------------------

                                             AIM V.I. Dent Demographics   AIM V.I. Diversified Income     AIM V.I. Global Utilities
                                             --------------------------   ---------------------------    ---------------------------

                                                 2001           2000           2001          2000            2001           2000
                                             -----------    -----------   ------------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $   (22,893)   $   (10,953)   $   187,321    $   127,433    $       910    $    (3,247)
Net realized gains (losses)                     (169,464)        (2,737)       (44,961)       (35,249)       148,633        107,348
Change in unrealized gains (losses)             (559,190)      (374,174)       (82,667)       (96,931)      (919,376)      (212,820)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                            (751,547)      (387,864)        59,693         (4,747)      (769,833)      (108,719)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         528,473      1,613,962        352,971        493,606        505,367        939,124
Benefit payments                                 (10,247)            --        (21,904)       (31,234)        (8,713)       (24,364)
Payments on termination                         (126,769)       (28,270)      (232,519)      (211,454)       (86,748)      (151,438)
Contract maintenance charge                         (788)          (314)          (580)          (374)          (764)          (622)
Transfers among the sub-accounts
     and with the Fixed Account - net            613,004        569,620        509,831       (197,479)       376,165        204,829
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 1,003,673      2,154,998        607,799         53,065        785,307        967,529
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                252,126      1,767,134        667,492         48,318         15,474        858,810

NET ASSETS AT BEGINNING OF PERIOD              1,767,134             --      2,691,436      2,643,118      2,113,433      1,254,623
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 2,019,260    $ 1,767,134    $ 3,358,928    $ 2,691,436    $ 2,128,907    $ 2,113,433
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       223,446             --        238,023        227,201        140,889         61,408
     Units issued                                227,024        229,630        119,912         71,930        131,222         92,122
     Units redeemed                              (70,922)        (6,184)       (55,107)       (61,108)       (36,834)       (12,641)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             379,548        223,446        302,828        238,023        235,277        140,889
                                             ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                AIM V. I. Government
                                                      Securities                AIM V.I. Growth           AIM V.I. Growth and Income
                                             --------------------------    --------------------------    ---------------------------

                                                 2001           2000           2001           2000           2001           2000
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $   104,783    $    54,651    $   (99,516)   $  (162,177)   $  (207,568)   $  (227,048)
Net realized gains (losses)                       12,751         (7,404)      (749,695)       517,691       (409,174)       853,355
Change in unrealized gains (losses)               12,089         59,552     (3,155,400)    (3,296,886)    (3,845,601)    (3,670,838)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             129,623        106,799     (4,004,611)    (2,941,372)    (4,462,343)    (3,044,531)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       1,080,670        470,387      1,272,554      3,934,988      1,966,930      4,333,808
Benefit payments                                 (14,303)       (52,281)       (65,622)       (67,809)       (87,809)      (164,526)
Payments on termination                         (106,819)       (44,135)      (595,275)      (530,390)    (1,077,947)      (879,872)
Contract maintenance charge                         (592)          (459)        (4,024)        (2,997)        (5,929)        (4,411)
Transfers among the sub-accounts
     and with the Fixed Account - net          2,489,156        (50,599)       421,426        638,703      1,441,731      1,260,810
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 3,448,112        322,913      1,029,059      3,972,495      2,236,976      4,545,809
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS              3,577,735        429,712     (2,975,552)     1,031,123     (2,225,367)     1,501,278

NET ASSETS AT BEGINNING OF PERIOD              1,643,632      1,213,920     10,711,917      9,680,794     17,073,247     15,571,969
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 5,221,367    $ 1,643,632    $ 7,736,365    $10,711,917    $14,847,880    $17,073,247
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       139,832        108,494        730,340        383,214      1,044,184        645,133
     Units issued                                336,088         53,268        405,950        394,745        576,854        476,836
     Units redeemed                              (29,206)       (21,930)      (182,435)       (47,619)      (206,605)       (77,785)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             446,714        139,832        953,855        730,340      1,414,433      1,044,184
                                             ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                                                                                      AIM V.I. Mid
                                                     AIM V.I. High Yield           AIM V.I. International Equity       Cap Equity
                                             --------------------------------    --------------------------------    ---------------

                                                   2001             2000              2001              2000             2001 (a)
                                             --------------    --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $       87,382    $       32,512    $      (50,153)   $      (62,936)   $          (25)
Net realized gains (losses)                         (20,523)           (3,859)         (156,226)          415,734                25
Change in unrealized gains (losses)                (106,627)          (69,958)       (1,207,639)       (2,076,303)            5,204
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from operations                                (39,768)          (41,305)       (1,414,018)       (1,723,505)            5,204
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            367,010           291,838           927,767         2,141,156            47,653
Benefit payments                                     (2,965)          (28,362)          (42,473)         (130,710)               --
Payments on termination                             (22,143)           (2,348)         (320,452)         (159,113)             (510)
Contract maintenance charge                            (117)              (41)           (1,708)             (898)               --
Transfers among the sub-accounts
     and with the Fixed Account - net               216,789            35,220             5,107           331,968            66,818
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from capital transactions                      558,574           296,307           568,241         2,182,403           113,961
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   518,806           255,002          (845,777)          458,898           119,165

NET ASSETS AT BEGINNING OF PERIOD                   272,430            17,428         5,294,944         4,836,046                --
                                             --------------    --------------    --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                  $      791,236    $      272,430    $    4,449,167    $    5,294,944    $      119,165
                                             ==============    ==============    ==============    ==============    ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period           33,671             1,751           416,531           220,690                --
     Units issued                                    88,096            38,062           195,965           225,943            10,533
     Units redeemed                                 (17,789)           (6,142)          (96,768)          (30,102)              (45)
                                             --------------    --------------    --------------    --------------    --------------
  Units outstanding at end of period                103,978            33,671           515,728           416,531            10,488
                                             ==============    ==============    ==============    ==============    ==============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                AIM V.I. Money Market      AIM V.I. New Technology (b)         AIM V.I. Value
                                             --------------------------    --------------------------    ---------------------------

                                                 2001           2000           2001           2000           2001           2000
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    64,495    $    57,187    $    16,164    $   (13,816)   $  (302,649)   $  (326,638)
Net realized gains (losses)                           --             --        524,033        212,829        (26,346)     1,524,916
Change in unrealized gains (losses)                   --             --     (1,585,393)    (1,129,394)    (3,362,318)    (5,608,496)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                              64,495         57,187     (1,045,196)      (930,381)    (3,691,313)    (4,410,218)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       1,107,548        575,101        445,568      1,981,414      3,758,845      8,090,242
Benefit payments                                      --        (21,172)       (16,004)            --       (193,093)      (185,910)
Payments on termination                         (954,907)      (391,345)       (79,608)       (13,711)    (1,714,199)    (1,363,155)
Contract maintenance charge                         (731)          (281)          (757)          (426)       (13,731)        (9,257)
Transfers among the sub-accounts
     and with the Fixed Account - net          3,415,378       (262,860)       468,829        807,328      1,454,287        332,070
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 3,567,288       (100,557)       818,028      2,774,605      3,292,109      6,863,990
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS              3,631,783        (43,370)      (227,168)     1,844,224       (399,204)     2,453,772

NET ASSETS AT BEGINNING OF PERIOD              1,534,214      1,577,584      1,844,224             --     24,749,994     22,296,222
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 5,165,997    $ 1,534,214    $ 1,617,056    $ 1,844,224    $24,350,790    $24,749,994
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       132,697        137,432         91,168             --      1,647,565        987,077
     Units issued                                615,220        173,613         87,100         93,360        845,551        818,141
     Units redeemed                             (287,805)      (178,348)       (24,257)        (2,192)      (310,210)      (157,653)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             460,112        132,697        154,011         91,168      2,182,906      1,647,565
                                             ===========    ===========    ===========    ===========    ===========    ===========

(b)  Previously known as AIM V.I. Telecommunications

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Dreyfus Variable Investment
                                                   Delaware Group Premium Fund, Inc. Sub-Accounts              Fund Sub-Account
                                            ---------------------------------------------------------   ----------------------------

                                            Delaware GP Small Cap Value         Delaware GP Trend         VIF Capital Appreciation
                                            ---------------------------    --------------------------   ----------------------------

                                                 2001         2000 (g)         2001         2000 (g)         2001         2000 (g)
                                            ------------    -----------    -----------    -----------   ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    (2,021)   $      (254)   $    (1,636)   $      (170)   $       178    $        42
Net realized gains (losses)                        1,481              5         (5,989)            (9)          (102)           126
Change in unrealized gains (losses)               38,503          7,895         (3,762)        (6,949)       (12,676)          (656)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                              37,963          7,646        (11,387)        (7,128)       (12,600)          (488)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         394,804         73,608        160,988         57,969        226,963          7,500
Benefit payments                                      --             --           (919)            --             --             --
Payments on termination                           (5,105)            --         (3,735)            --             --             --
Contract maintenance charge                          (27)           (13)           (12)            (8)            (5)            (2)
Transfers among the sub-accounts
     and with the Fixed Account - net             71,557          2,268         (8,713)           256         21,234          5,756
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   461,229         75,863        147,609         58,217        248,192         13,254
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                499,192         83,509        136,222         51,089        235,592         12,766

NET ASSETS AT BEGINNING OF PERIOD                 83,509             --         51,089             --         12,766             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   582,701    $    83,509    $   187,311    $    51,089    $   248,358    $    12,766
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period         7,204             --          5,514             --          1,285             --
     Units issued                                 41,866          7,205         22,011          5,515         26,640          1,286
     Units redeemed                               (3,555)            (1)        (3,341)            (1)            --             (1)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              45,515          7,204         24,184          5,514         27,925          1,285
                                             ===========    ===========    ===========    ===========    ===========    ===========

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                             Dreyfus Socially Responsible      Dreyfus Stock Index       Fidelity Variable Insurance
                                            Growth Fund, Inc. Sub-Account        Fund Sub-Account         Products Fund Sub-Accounts
                                            -----------------------------  --------------------------    ---------------------------

                                                  Dreyfus Socially
                                                 Responsible Growth         Dreyfus Stock Index Fund            VIP Contrafund
                                            -----------------------------  --------------------------    ---------------------------

                                                 2001          2000 (g)        2001         2000 (g)         2001         2000 (g)
                                            ------------    -------------  -----------    -----------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    (2,164)   $       599    $     1,062    $      (141)   $    (3,776)   $      (427)
Net realized gains (losses)                       (2,944)           (14)         3,030          3,991         (1,046)            (9)
Change in unrealized gains (losses)              (41,153)        (8,346)       (74,758)       (18,356)       (29,597)        (4,207)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             (46,261)        (7,761)       (70,666)       (14,506)       (34,419)        (4,643)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         177,291        109,081      1,217,251        282,927        509,803        187,166
Benefit payments                                      --             --             --             --             --             --
Payments on termination                           (5,630)          (525)       (37,553)            --        (13,237)            --
Contract maintenance charge                          (55)           (16)           (69)           (40)           (79)           (28)
Transfers among the sub-accounts
     and with the Fixed Account - net              5,269          1,616        137,985         (3,240)        80,555          4,538
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   176,875        110,156      1,317,614        279,647        577,042        191,676
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                130,614        102,395      1,246,948        265,141        542,623        187,033

NET ASSETS AT BEGINNING OF PERIOD                102,395             --        265,141             --        187,033             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   233,009    $   102,395    $ 1,512,089    $   265,141    $   729,656    $   187,033
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period        11,070             --         28,181             --         18,922             --
     Units issued                                 23,323         11,134        168,774         28,250         75,144         18,924
     Units redeemed                               (1,442)           (64)       (11,620)           (69)        (7,640)            (2)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              32,951         11,070        185,335         28,181         86,426         18,922
                                             ===========    ===========    ===========    ===========    ===========    ===========

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                            Fidelity Variable Insurance Products Fund Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                  VIP Equity-Income                 VIP Growth             VIP Growth Opportunities
                                             --------------------------    --------------------------    ---------------------------

                                                 2001         2000 (g)        2001          2000 (g)         2001         2000 (g)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    (4,399)   $       (31)   $    (8,526)   $      (397)   $    (1,195)   $      (114)
Net realized gains (losses)                        1,704             --         19,660           (159)        (2,847)            (7)
Change in unrealized gains (losses)              (20,333)           708        (91,779)        (7,245)        (8,056)        (3,914)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             (23,028)           677        (80,645)        (7,801)       (12,098)        (4,035)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         930,136         15,706      1,057,551        361,134        158,576         48,229
Benefit payments                                      --             --             --             --         (1,123)            --
Payments on termination                           (9,615)            --         (9,466)           370         (6,898)            --
Contract maintenance charge                          (25)            (3)           (61)           (54)           (24)            (7)
Transfers among the sub-accounts
     and with the Fixed Account - net             82,344          1,509        159,165           (214)         2,200            190
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 1,002,840         17,212      1,207,189        361,236        152,731         48,412
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                979,812         17,889      1,126,544        353,435        140,633         44,377

NET ASSETS AT BEGINNING OF PERIOD                 17,889             --        353,435             --         44,377             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   997,701    $    17,889    $ 1,479,979    $   353,435    $   185,010    $    44,377
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period         1,655             --         40,135             --          4,746             --
     Units issued                                100,657          1,655        166,829         40,430         21,218          4,747
     Units redeemed                               (3,967)            --         (4,807)          (295)        (2,548)            (1)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              98,345          1,655        202,157         40,135         23,416          4,746
                                             ===========    ===========    ===========    ===========    ===========    ===========

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                             Fidelity Variable Insurance Products Fund Sub-Accounts
                                             -------------------------------------------------------------------------------------

                                                                                      VIP
                                                     VIP High Income               Index 500          VIP Investment Grade Bond
                                             --------------------------------   --------------    --------------------------------

                                                  2001             2000 (h)         2001 (c)           2001            2000 (h)
                                             --------------    --------------   --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $         (614)   $           --   $       (2,452)   $       (1,420)   $           --
Net realized gains (losses)                            (502)               --           (1,063)              119                --
Change in unrealized gains (losses)                  (4,227)                1          (16,883)            7,805                 1
                                             --------------    --------------   --------------    --------------    --------------

Increase (decrease) in net assets
     from operations                                 (5,343)                1          (20,398)            6,504                 1
                                             --------------    --------------   --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            161,041               275          370,744           295,081             1,375
Benefit payments                                         --                --               --                --                --
Payments on termination                              (1,343)               --               --            (5,643)               --
Contract maintenance charge                              (1)               --               (6)               (7)               --
Transfers among the sub-accounts
     and with the Fixed Account - net                (4,034)               --          179,885               254                --
                                             --------------    --------------   --------------    --------------    --------------

Increase (decrease) in net assets
     from capital transactions                      155,663               275          550,623           289,685             1,375
                                             --------------    --------------   --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   150,320               276          530,225           296,189             1,376

NET ASSETS AT BEGINNING OF PERIOD                       276                --               --             1,376                --
                                             --------------    --------------   --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                  $      150,596    $          276   $      530,225    $      297,565    $        1,376
                                             ==============    ==============   ==============    ==============    ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period               33                --               --               132                --
     Units issued                                    21,331                33           68,577            27,068               132
     Units redeemed                                    (782)               --           (1,006)             (582)               --
                                             --------------    --------------   --------------    --------------    --------------
  Units outstanding at end of period                 20,582                33           67,571            26,618               132
                                             ==============    ==============   ==============    ==============    ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(h)  For the Period Beginning on July 19, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                             Fidelity Variable Insurance     Franklin Templeton Variable Insurance Products Trust
                                             Products Fund Sub-Accounts                           Sub-Accounts
                                             --------------------------    --------------------------------------------------------

                                                                                                          Templeton International
                                                    VIP Overseas            Templeton Asset Strategy              Securities
                                             --------------------------    --------------------------    --------------------------

                                                 2001         2000 (g)         2001         2000 (g)         2001         2000 (g)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $       486    $      (100)   $      (335)   $        (4)   $     2,575    $      (164)
Net realized gains (losses)                        3,564             (6)         3,037             --         40,942             (3)
Change in unrealized gains (losses)              (43,271)        (2,685)        (9,413)           210        (71,378)         1,660
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             (39,221)        (2,791)        (6,711)           206        (27,861)         1,493
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         288,485         47,864        131,265          6,390        312,061         81,439
Benefit payments                                      --             --             --             --             --             --
Payments on termination                           (2,726)            --           (113)            --            423             --
Contract maintenance charge                          (39)            (7)            (2)            (1)           (39)           (13)
Transfers among the sub-accounts
     and with the Fixed Account - net             97,070          1,214         (1,643)            --         25,232             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   382,790         49,071        129,507          6,389        337,677         81,426
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                343,569         46,280        122,796          6,595        309,816         82,919

NET ASSETS AT BEGINNING OF PERIOD                 46,280             --          6,595             --         82,919             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   389,849    $    46,280    $   129,391    $     6,595    $   392,735    $    82,919
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period         4,972             --            632             --          7,881             --
     Units issued                                 50,433          5,005         13,495            632         37,708          7,882
     Units redeemed                                 (702)           (33)          (193)            --           (590)            (1)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              54,703          4,972         13,934            632         44,999          7,881
                                             ===========    ===========    ===========    ===========    ===========    ===========

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                   HSBC Variable Insurance Funds Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                               HSBC VI Cash Management        HSBC VI Fixed Income         HSBC VI Growth & Income
                                             --------------------------    --------------------------    --------------------------

                                                 2001         2000 (i)         2001         2000 (i)         2001         2000 (i)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $     6,303    $     1,708    $     4,335    $       103    $    (9,583)   $      (823)
Net realized gains (losses)                           --             --            (46)             1         (2,618)             6
Change in unrealized gains (losses)                   --             --         (2,864)            --       (169,501)         2,809
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                               6,303          1,708          1,425            104       (181,702)         1,992
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       1,083,263        211,348        453,128         19,963      1,270,715        368,763
Benefit payments                                      --             --             --             --             --             --
Payments on termination                          (51,743)        (3,000)        (6,582)            --        (30,641)          (700)
Contract maintenance charge                          (83)           (24)           (52)            (4)          (223)           (57)
Transfers among the sub-accounts
     and with the Fixed Account - net           (107,740)       (55,064)        65,986          5,332         91,429          3,300
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   923,697        153,260        512,480         25,291      1,331,280        371,306
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                930,000        154,968        513,905         25,395      1,149,578        373,298

NET ASSETS AT BEGINNING OF PERIOD                154,968             --         25,395             --        373,298             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 1,084,968    $   154,968    $   539,300    $    25,395    $ 1,522,876    $   373,298
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period        15,211             --          2,487             --         36,688             --
     Units issued                                162,903         21,050         50,126          2,619        151,716         36,782
     Units redeemed                              (72,985)        (5,839)        (1,375)          (132)        (5,522)           (94)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             105,129         15,211         51,238          2,487        182,882         36,688
                                             ===========    ===========    ===========    ===========    ===========    ===========

(i)  For the Period Beginning on May 30, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                    MFS Variable Insurance Trust Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                                                                              MFS
                                                                                           Investors
                                               MFS Bond           MFS High Income            Trust            MFS New Discovery
                                             -----------------------------------------    -----------    --------------------------

                                               2001 (c)         2001         2000 (h)       2001 (d)         2001         2000 (h)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $      (281)   $       166    $        --    $    (1,278)   $    (1,201)   $       (50)
Net realized gains (losses)                          365           (516)            --           (681)           (82)             2
Change in unrealized gains (losses)                6,210         (2,722)            (1)        (8,313)         1,200          5,017
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                               6,294         (3,072)            (1)       (10,272)           (83)         4,969
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         234,755         92,761          1,000        246,852         83,494         56,299
Benefit payments                                      --             --             --             --             --             --
Payments on termination                             (571)            --             --           (470)        (1,196)            --
Contract maintenance charge                           --             (8)            --             --              9             (9)
Transfers among the sub-accounts
     and with the Fixed Account - net            (36,753)         5,436             --        (13,479)        17,988             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   197,431         98,189          1,000        232,903        100,295         56,290
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                203,725         95,117            999        222,631        100,212         61,259

NET ASSETS AT BEGINNING OF PERIOD                     --            999             --             --         61,259             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   203,725    $    96,116    $       999    $   222,631    $   161,471    $    61,259
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period            --            108             --             --          6,891             --
     Units issued                                 24,096         10,230            108         31,465         13,463          6,892
     Units redeemed                               (5,825)            --             --         (3,905)          (985)            (1)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              18,271         10,338            108         27,560         19,369          6,891
                                             ===========    ===========    ===========    ===========    ===========    ===========

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(d)  Previously known as MFS Growth with Income

(h)  For the Period Beginning on July 19, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                Oppenheimer Variable Account Funds Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                                                                  Oppenheimer
                                               Oppenheimer Aggressive Growth          Bond          Appreciation Oppenheimer Capital
                                             --------------------------------    --------------    --------------------------------

                                                  2001            2000 (g)          2001 (c)            2001            2000 (h)
                                             --------------    --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $       (3,559)   $         (157)   $        2,261    $       (4,537)   $           --
Net realized gains (losses)                          35,875              (278)              474            (6,770)               --
Change in unrealized gains (losses)                (149,039)          (15,250)           (1,486)          (23,660)               (8)
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from operations                               (116,723)          (15,685)            1,249           (34,967)               (8)
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            853,299           111,267           253,459           861,009               825
Benefit payments                                         --                --                --                --                --
Payments on termination                              (5,174)              507            (1,195)           (3,827)               --
Contract maintenance charge                             (93)              (15)               (7)               (4)               --
Transfers among the sub-accounts
     and with the Fixed Account - net                24,574               841            26,349            10,196                --
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from capital transactions                      872,606           112,600           278,606           867,374               825
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   755,883            96,915           279,855           832,407               817

NET ASSETS AT BEGINNING OF PERIOD                    96,915                --                --               817                --
                                             --------------    --------------    --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                  $      852,798    $       96,915    $      279,855    $      833,224    $          817
                                             ==============    ==============    ==============    ==============    ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period           10,578                --                --                91                --
     Units issued                                   129,483            10,749            27,141           113,464                91
     Units redeemed                                  (2,907)             (171)           (1,365)           (5,666)               --
                                             --------------    --------------    --------------    --------------    --------------
  Units outstanding at end of period                137,154            10,578            25,776           107,889                91
                                             ==============    ==============    ==============    ==============    ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

(h)  For the Period Beginning on July 19, 2000 and Ended December 31, 2000

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                Oppenheimer Variable Account Funds Sub-Accounts
                                             -------------------------------------------------------------------------------------

                                                                                 Oppenheimer          Oppenheimer Main Street
                                               Oppenheimer Global Securities     High Income              Growth & Income
                                             --------------------------------   --------------    --------------------------------

                                                  2001            2000 (g)         2001 (c)            2001            2000 (g)
                                             --------------    --------------   --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $       (1,982)   $           --   $       (1,069)   $       (8,409)   $       (1,134)
Net realized gains (losses)                          (1,618)               --               --           (12,296)              (30)
Change in unrealized gains (losses)                  (5,176)               --              516           (72,384)          (22,673)
                                             --------------    --------------   --------------    --------------    --------------

Increase (decrease) in net assets
     from operations                                 (8,776)               --             (553)          (93,089)          (23,837)
                                             --------------    --------------   --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            336,170                --          220,110         1,174,543           350,007
Benefit payments                                         --                --               --                --                --
Payments on termination                                (661)               --               --           (32,884)             (525)
Contract maintenance charge                              --                --               --              (150)              (50)
Transfers among the sub-accounts
     and with the Fixed Account - net                16,790                --            4,839            47,642             2,286
                                             --------------    --------------   --------------    --------------    --------------

Increase (decrease) in net assets
     from capital transactions                      352,299                --          224,949         1,189,151           351,718
                                             --------------    --------------   --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   343,523                --          224,396         1,096,062           327,881

NET ASSETS AT BEGINNING OF PERIOD                        --                --               --           327,881                --
                                             --------------    --------------   --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                  $      343,523    $           --   $      224,396    $    1,423,943    $      327,881
                                             ==============    ==============   ==============    ==============    ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period               --                --               --            35,354                --
     Units issued                                    43,096                --           23,571           153,342            35,433
     Units redeemed                                  (2,021)               --               (1)          (15,622)              (79)
                                             --------------    --------------   --------------    --------------    --------------
  Units outstanding at end of period                 41,075                --           23,570           173,074            35,354
                                             ==============    ==============   ==============    ==============    ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Putnam Variable
                                                 Oppenheimer Variable Account Funds Sub-Accounts             Trust Sub-Accounts
                                             --------------------------------------------------------    --------------------------

                                              Oppenheimer Main Street                                      VT American Government
                                                Small Cap Growth (e)       Oppenheimer Strategic Bond               Income
                                             --------------------------    --------------------------    --------------------------

                                                 2001         2000 (g)         2001         2000 (g)         2001         2000 (j)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    (1,048)   $        (1)   $     5,828    $      (166)   $   (30,283)   $     8,793
Net realized gains (losses)                           12             --          8,354             (1)         9,694          3,750
Change in unrealized gains (losses)                9,177            (78)         2,747            207        115,333            717
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                               8,141            (79)        16,929             40         94,744         13,260
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         183,252          2,175        950,117         89,566      1,707,591        273,399
Benefit payments                                      --             --             --             --        (86,476)            --
Payments on termination                           (2,697)            --        (15,792)            --       (133,180)          (539)
Contract maintenance charge                          (11)            --            (43)           (14)            73            (73)
Transfers among the sub-accounts
     and with the Fixed Account - net              1,488             --        (12,237)           500      2,775,602        192,136
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   182,032          2,175        922,045         90,052      4,263,610        464,923
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                190,173          2,096        938,974         90,092      4,358,354        478,183

NET ASSETS AT BEGINNING OF PERIOD                  2,096             --         90,092             --        478,183             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   192,269    $     2,096    $ 1,029,066    $    90,092    $ 4,836,537    $   478,183
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period           240             --          8,730             --         43,020             --
     Units issued                                 22,505            240         94,439          8,741        450,174         43,339
     Units redeemed                                 (358)            --         (6,856)           (11)       (79,459)          (319)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              22,387            240         96,313          8,730        413,735         43,020
                                             ===========    ===========    ===========    ===========    ===========    ===========

(e)  Previously known as Oppenheimer Small Cap Growth

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

(j)  For the Period Beginning on February 1, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Putnam Variable Trust Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                                   VT Asia Pacific          VT Capital Appreciation        VT Diversified Income
                                             --------------------------    --------------------------    --------------------------

                                                 2001           2000           2001         2000 (k)         2001           2000
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    (2,518)   $     2,362    $    (4,030)   $       (40)   $   244,406    $    (2,567)
Net realized gains (losses)                       (7,799)        (1,703)            (2)            --        (10,192)        (3,436)
Change in unrealized gains (losses)              (52,835)       (87,973)       (20,871)         1,176       (164,037)       (18,440)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             (63,152)       (87,314)       (24,903)         1,136         70,177        (24,443)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                          10,387        241,028        247,675         78,130      1,437,073      1,707,108
Benefit payments                                      --             --             --             --        (53,060)            --
Payments on termination                           (6,944)        (6,789)       (10,003)            --       (179,377)       (32,990)
Contract maintenance charge                           34            (34)            14            (14)           457           (457)
Transfers among the sub-accounts
     and with the Fixed Account - net             (4,451)        73,105        291,279          9,756      2,737,783      1,349,590
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                      (974)       307,310        528,965         87,872      3,942,876      3,023,251
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                (64,126)       219,996        504,062         89,008      4,013,053      2,998,808

NET ASSETS AT BEGINNING OF PERIOD                219,996             --         89,008             --      2,998,808             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   155,870    $   219,996    $   593,070    $    89,008    $ 7,011,861    $ 2,998,808
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period        22,952             --          9,747             --        308,305             --
     Units issued                                  9,246         23,515         77,798          9,749        522,908        343,788
     Units redeemed                              (10,527)          (563)       (11,136)            (2)      (125,845)       (35,483)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              21,671         22,952         76,409          9,747        705,368        308,305
                                             ===========    ===========    ===========    ===========    ===========    ===========

(k)  For the Period Beginning on October 2, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Putnam Variable Trust Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                                   VT The George
                                               Putnam Fund of Boston       VT Global Asset Allocation         VT Global Growth
                                             --------------------------    --------------------------    --------------------------

                                                 2001           2000           2001           2000           2001           2000
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    40,725    $   (17,161)   $    (7,135)   $    (1,791)   $   (79,151)   $   (29,175)
Net realized gains (losses)                        7,883          2,241         69,788          6,623      1,039,687        122,550
Change in unrealized gains (losses)              (64,842)       228,217       (160,820)       (16,440)    (3,218,965)    (1,461,502)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             (16,234)       213,297        (98,167)       (11,608)    (2,258,429)    (1,368,127)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       3,082,687      2,355,800        850,802        593,314      2,033,772      4,731,916
Benefit payments                                 (80,522)            --         (9,462)            --        (14,033)       (13,424)
Payments on termination                         (433,554)       (18,164)       (70,157)        (5,745)      (368,299)      (101,201)
Contract maintenance charge                          464           (464)           120           (120)           888           (888)
Transfers among the sub-accounts
     and with the Fixed Account - net          2,536,008        492,653        364,490        212,922      1,902,161      2,582,813
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 5,105,083      2,829,825      1,135,793        800,371      3,554,489      7,199,216
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS              5,088,849      3,043,122      1,037,626        788,763      1,296,060      5,831,089

NET ASSETS AT BEGINNING OF PERIOD              3,043,122             --        788,763             --      5,831,089             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 8,131,971    $ 3,043,122    $ 1,826,389    $   788,763    $ 7,127,149    $ 5,831,089
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       302,290             --         78,479             --        536,592             --
     Units issued                                628,570        316,133        160,059         79,699        624,564        561,488
     Units redeemed                             (126,657)       (13,843)       (37,170)        (1,220)      (203,313)       (24,896)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             804,203        302,290        201,368         78,479        957,843        536,592
                                             ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                     Putnam Variable Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                                VT Growth and Income         VT Growth Opportunities          VT Health Sciences
                                              -------------------------     -------------------------     -------------------------

                                                 2001           2000           2001         2000 (j)         2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $   16,576     $  (60,706)    $  (43,926)    $  (22,060)    $  (75,160)    $  (20,604)
Net realized gains (losses)                      224,923        186,951       (306,117)        (3,540)       (51,408)         2,169
Change in unrealized gains (losses)           (2,529,260)     1,110,766     (1,076,038)    (1,047,115)    (1,024,049)       347,622
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                          (2,287,761)     1,237,011     (1,426,081)    (1,072,715)    (1,150,617)       329,187
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                      10,841,449     11,977,077        409,760      3,250,905      1,610,547      3,094,493
Benefit payments                                (303,994)        (9,712)        (8,899)            --         (9,798)            --
Payments on termination                       (1,765,681)      (228,684)      (260,915)       (52,572)      (327,751)       (28,487)
Contract maintenance charge                        3,017         (3,017)           539           (539)           747           (747)
Transfers among the sub-accounts
     and with the Fixed Account - net         12,291,051      6,833,088      1,227,075      1,411,457      2,570,470      1,511,730
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                21,065,842     18,568,752      1,367,560      4,609,251      3,844,215      4,576,989
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS             18,778,081     19,805,763        (58,521)     3,536,536      2,693,598      4,906,176

NET ASSETS AT BEGINNING OF PERIOD             19,805,763             --      3,536,536             --      4,906,176             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                  $38,583,844    $19,805,763     $3,478,015     $3,536,536     $7,599,774     $4,906,176
                                             ===========    ===========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period     2,026,103             --        475,734             --        337,301             --
     Units issued                              2,911,455      2,153,099        397,635        495,714        452,258        358,569
     Units redeemed                             (693,077)      (126,996)      (175,488)       (19,980)      (126,799)       (21,268)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period           4,244,481      2,026,103        697,881        475,734        662,760        337,301
                                              ===========    ===========    ==========     ==========     ==========     ==========

(j)  For the Period Beginning on February 1, 2000 and Ended December 31, 2000

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                        Putnam Variable Trust Sub-Accounts
                                              --------------------------------------------------------------------------------------

                                                   VT High Yield                   VT Income               VT International Growth
                                              -------------------------     -------------------------     --------------------------

                                                 2001           2000           2001           2000           2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $  224,792     $    7,357     $  189,136     $   (1,904)    $  (93,512)    $  (24,068)
Net realized gains (losses)                      (22,190)        (3,377)        10,924             99        706,668         77,884
Change in unrealized gains (losses)             (189,598)       (78,570)        55,819         83,778     (2,812,178)      (525,659)
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                              13,004        (74,590)       255,879         81,973     (2,199,022)      (471,843)
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       1,450,650        828,293      4,220,783      1,590,374      2,269,201      5,328,656
Benefit payments                                 (16,627)          (172)       (18,242)            --       (105,612)          (362)
Payments on termination                          (96,789)       (16,324)      (426,091)       (33,023)      (347,745)       (79,196)
Contract maintenance charge                          173           (173)           355           (355)         1,192         (1,192)
Transfers among the sub-accounts
     and with the Fixed Account - net          1,317,388        401,730      4,805,874        689,099      2,818,044      3,048,105
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                 2,654,795      1,213,354      8,582,679      2,246,095      4,635,080      8,296,011
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS              2,667,799      1,138,764      8,838,558      2,328,068      2,436,058      7,824,168

NET ASSETS AT BEGINNING OF PERIOD              1,138,764             --      2,328,068             --      7,824,168             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $3,806,563     $1,138,764     $11,166,626    $2,328,068     $10,260,226    $7,824,168
                                              ==========     ==========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period       126,880             --        225,137             --        607,250             --
     Units issued                                342,925        132,458        927,355        231,242        629,385        643,942
     Units redeemed                              (54,985)        (5,578)      (133,808)        (6,105)      (213,336)       (36,692)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period             414,820        126,880      1,018,684        225,137      1,023,299        607,250
                                              ==========     ==========     ==========     ==========     ==========     ==========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                       Putnam Variable Trust Sub-Accounts
                                           -----------------------------------------------------------------------------------------

                                                  VT International            VT International New
                                                 Growth and Income                Opportunities                  VT Investors
                                              -------------------------     -------------------------   ----------------------------

                                                 2001           2000           2001           2000           2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $   (6,562)    $      292     $  (33,794)    $  (23,664)    $ (203,907)    $  (83,917)
Net realized gains (losses)                       46,420         19,903       (383,372)         5,608       (330,667)         5,708
Change in unrealized gains (losses)             (505,177)        (5,967)      (578,196)    (1,206,046)    (4,131,863)    (2,207,395)
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                            (465,319)        14,228       (995,362)    (1,224,102)    (4,666,437)    (2,285,604)
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         714,317      1,189,344        400,243      3,293,778      4,557,817     11,165,957
Benefit payments                                 (12,004)        (1,608)        (6,601)          (166)      (241,599)       (47,284)
Payments on termination                         (118,061)       (13,871)      (100,296)       (42,649)    (1,191,241)      (166,897)
Contract maintenance charge                          254           (254)           451           (451)         2,135         (2,135)
Transfers among the sub-accounts
     and with the Fixed Account - net            435,838        482,304        191,102        932,600      5,761,311      5,350,822
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                 1,020,344      1,655,915        484,899      4,183,112      8,888,423     16,300,463
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                555,025      1,670,143       (510,463)     2,959,010      4,221,986     14,014,859

NET ASSETS AT BEGINNING OF PERIOD              1,670,143             --      2,959,010             --     14,014,859             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $2,225,168     $1,670,143     $2,448,547     $2,959,010    $18,236,845    $14,014,859
                                              ==========     ==========     ==========     ==========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       152,175             --        269,398             --      1,433,516             --
     Units issued                                172,772        159,565        145,163        297,653      1,637,882      1,531,968
     Units redeemed                              (65,298)        (7,390)       (96,514)       (28,255)      (546,036)       (98,452)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period             259,649        152,175        318,047        269,398      2,525,362      1,433,516
                                              ==========     ==========     ==========     ==========     ==========     ==========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                        Putnam Variable Trust Sub-Accounts
                                           -----------------------------------------------------------------------------------------

                                                    VT Money Market           VT New Opportunities               VT New Value
                                              -------------------------     -------------------------     --------------------------

                                                 2001           2000           2001           2000           2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $  148,343     $   58,246     $ (175,753)    $  (98,550)    $  (17,146)    $   (2,712)
Net realized gains (losses)                           --             --      1,634,385        175,259         33,095          4,445
Change in unrealized gains (losses)                   --             --     (6,719,016)    (5,048,414)        20,108         98,223
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                             148,343         58,246     (5,260,384)    (4,971,705)        36,057         99,956
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       3,387,191      3,639,819      3,341,166     13,467,653      1,574,190        540,925
Benefit payments                                (244,278)            --       (159,114)       (18,738)       (33,319)            --
Payments on termination                       (1,258,641)      (120,601)      (655,497)      (215,704)       (86,442)        (1,845)
Contract maintenance charge                          395           (395)         2,117         (2,117)           136           (136)
Transfers among the sub-accounts
     and with the Fixed Account - net          6,231,955       (986,612)     3,728,788      5,634,928      2,326,065        251,575
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                 8,116,622      2,532,211      6,257,460     18,866,022      3,780,630        790,519
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS              8,264,965      2,590,457        997,076     13,894,317      3,816,687        890,475

NET ASSETS AT BEGINNING OF PERIOD              2,590,457             --     13,894,317             --        890,475             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                  $10,855,422     $2,590,457    $14,891,393    $13,894,317     $4,707,162     $  890,475
                                             ===========     ==========    ===========    ===========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period       242,264             --      1,214,985             --         83,776             --
     Units issued                              1,534,686        493,530      1,150,661      1,286,198        413,549         88,290
     Units redeemed                             (784,564)      (251,266)      (403,140)       (71,213)       (67,442)        (4,514)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period             992,386        242,264      1,962,506      1,214,985        429,883         83,776
                                              ==========     ==========     ==========     ==========     ==========     ==========

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Putnam Variable Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                              VT OTC & Emerging Growth            VT Research                VT Small Cap Value
                                              -------------------------     -------------------------     -------------------------

                                                 2001           2000           2001           2000           2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $  (38,726)    $  (30,567)    $  (53,007)    $  (19,027)    $  (40,574)    $   (3,227)
Net realized gains (losses)                     (455,148)       (37,099)       159,712         10,417         32,251          1,762
Change in unrealized gains (losses)           (1,479,065)    (2,442,462)    (1,163,206)      (154,822)       478,615        156,321
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                          (1,972,939)    (2,510,128)    (1,056,501)      (163,432)       470,292        154,856
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         777,878      4,324,833      1,673,571      2,472,605      1,481,580        814,756
Benefit payments                                 (45,240)          (345)       (45,589)          (179)        (2,272)            --
Payments on termination                          (92,248)       (61,068)      (421,712)       (34,917)      (175,819)        (6,824)
Contract maintenance charge                          519           (519)           579           (579)           222           (222)
Transfers among the sub-accounts
     and with the Fixed Account - net            974,160      1,652,612      2,797,402      1,527,927      1,919,055        494,506
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                 1,615,069      5,915,513      4,004,251      3,964,857      3,222,766      1,302,216
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS               (357,870)     3,405,385      2,947,750      3,801,425      3,693,058      1,457,072

NET ASSETS AT BEGINNING OF PERIOD              3,405,385             --      3,801,425             --      1,457,072             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $3,047,515     $3,405,385     $6,749,175     $3,801,425     $5,150,130     $1,457,072
                                              ==========     ==========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period       355,506             --        338,635             --        115,092             --
     Units issued                                404,058        396,241        529,970        351,611        327,688        118,591
     Units redeemed                             (163,041)       (40,735)      (117,022)       (12,976)       (93,471)        (3,499)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period             596,523        355,506        751,583        338,635        349,309        115,092
                                              ==========     ==========     ==========     ==========     ==========     ==========

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Putnam Variable Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                                                                  VT Utilities
                                                VT Technology                   Growth and Income                 VT Vista
                                              -------------------------     -------------------------     -------------------------

                                                 2001         2000 (l)         2001           2000           2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $   (8,685)    $   (1,831)    $   42,120     $   (5,434)    $  (84,194)    $  (32,970)
Net realized gains (losses)                     (161,819)          (279)       115,500          9,126        370,771          5,873
Change in unrealized gains (losses)             (126,280)      (211,695)    (1,086,042)       171,335     (3,048,984)      (951,646)
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                            (296,784)      (213,805)      (928,422)       175,027     (2,762,407)      (978,743)
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         373,224        660,049      1,487,679      1,425,254      1,967,227      4,674,319
Benefit payments                                      (4)             -        (16,528)          (198)       (82,330)          (187)
Payments on termination                          (19,523)        (7,650)      (160,811)       (24,213)      (348,165)       (90,622)
Contract maintenance charge                           92            (92)           369           (369)           954           (954)
Transfers among the sub-accounts
     and with the Fixed Account - net            221,698        162,570      1,510,445        849,122      2,351,032      2,657,586
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                   575,487        814,877      2,821,154      2,249,596      3,888,718      7,240,142
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                278,703        601,072      1,892,732      2,424,623      1,126,311      6,261,399

NET ASSETS AT BEGINNING OF PERIOD                601,072              -      2,424,623              -      6,261,399              -
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $  879,775     $  601,072     $4,317,355     $2,424,623     $7,387,710     $6,261,399
                                              ==========     ==========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period       101,041              -        209,218              -        469,248              -
     Units issued                                238,119        102,923        358,239        219,318        573,606        484,679
     Units redeemed                              (92,920)        (1,882)       (81,704)       (10,100)      (189,760)       (15,431)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period             246,240        101,041        485,753        209,218        853,094        469,248
                                              ==========     ==========     ==========     ==========     ==========     ==========

(l)  For the Period Beginning on July 17, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Scudder Variable
                                                       Putnam Variable Trust Sub-Accounts                   Series I Sub-Accounts
                                              -------------------------------------------------------     -------------------------

                                                    VT Voyager                   VT Voyager II                     Balanced
                                              -------------------------     -------------------------     -------------------------

                                                 2001           2000           2001         2000 (k)         2001         2000 (m)
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $   (31,867)    $ (126,273)    $   (3,545)    $     (117)    $      (10)   $        --
Net realized gains (losses)                    4,056,082        410,371        (18,937)           (28)            (1)            --
Change in unrealized gains (losses)          (10,025,495)    (3,938,355)       (58,150)       (10,209)           (26)            --
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                          (6,001,280)    (3,654,257)       (80,632)       (10,354)           (37)            --
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       5,293,560     17,688,274        429,422         91,960             --             --
Benefit payments                                 (79,402)       (21,524)            --             --             --             --
Payments on termination                         (999,420)      (295,535)       (17,244)            --             --             --
Contract maintenance charge                        3,178         (3,178)            14            (14)            --             --
Transfers among the sub-accounts
     and with the Fixed Account - net          5,925,855      7,150,299        122,888          8,362          3,192             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                10,143,771     24,518,336        535,080        100,308          3,192             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS              4,142,491     20,864,079        454,448         89,954          3,155             --

NET ASSETS AT BEGINNING OF PERIOD             20,864,079             --         89,954             --             --             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                  $25,006,570    $20,864,079     $  544,402     $   89,954     $    3,155    $        --
                                             ===========    ===========     ==========     ==========     ==========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period     1,766,998             --         12,302             --             --             --
     Units issued                              1,575,796      1,895,598        108,838         12,346            287             --
     Units redeemed                             (542,609)      (128,600)       (12,187)           (44)            --             --
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period           2,800,185      1,766,998        108,953         12,302            287             --
                                              ==========     ==========     ==========     ==========     ==========     ==========

(k)  For the Period Beginning on October 2, 2000 and Ended December 31, 2000

(m)  For the Period Beginning on June 15, 2000 and Ended December 31, 2000

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------

                                                                       Scudder Variable Series I Sub-Accounts
                                              ----------------------------------------------------------------------------------

                                                        Bond                  Capital Growth               Global Discovery
                                              ------------------------    -------------------------    -------------------------

                                                 2001        2000 (m)        2001         2000 (m)        2001         2000 (m)
                                              ----------    ----------    ----------     ----------    ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $      131   $        --    $       (5)   $        --    $       (5)   $        --
Net realized gains (losses)                           --            --            (1)            --            (1)            --
Change in unrealized gains (losses)                   66            --           (40)            --           (71)            --
                                              ----------    ----------    ----------     ----------    ----------     ----------

Increase (decrease) in net assets
     from operations                                 197            --           (46)            --           (77)            --
                                              ----------    ----------    ----------     ----------    ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                              --            --            --             --            --             --
Benefit payments                                      --            --            --             --            --             --
Payments on termination                               --            --            --             --            --             --
Contract maintenance charge                           --            --            --             --            --             --
Transfers among the sub-accounts
     and with the Fixed Account - net              7,627            --         1,587             --         1,597             --
                                              ----------    ----------    ----------     ----------    ----------     ----------

Increase (decrease) in net assets
     from capital transactions                     7,627            --         1,587             --         1,597             --
                                              ----------    ----------    ----------     ----------    ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                  7,824            --         1,541             --         1,520             --

NET ASSETS AT BEGINNING OF PERIOD                     --            --            --             --            --             --
                                              ----------    ----------    ----------     ----------    ----------     ----------

NET ASSETS AT END OF PERIOD                   $    7,824   $        --    $    1,541    $        --    $    1,520    $        --
                                              ==========    ==========    ==========     ==========    ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period            --            --            --             --            --             --
     Units issued                                    691            --           150             --           121             --
     Units redeemed                                   --            --            --             --            --             --
                                              ----------    ----------    ----------     ----------    ----------     ----------
  Units outstanding at end of period                 691            --           150             --           121             --
                                              ==========    ==========    ==========     ==========    ==========     ==========

(m)  For the Period Beginning on June 15, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Scudder Variable Series I Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                                Growth and Income                International           Large Growth Company (f)
                                              -------------------------    -------------------------  -----------------------------

                                                  2001        2000 (m)        2001         2000 (m)        2001         2000 (m)
                                              ----------     ----------    ----------     ----------    ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $       13    $        --    $      (13)   $        --    $       (7)   $        --
Net realized gains (losses)                           87             --           703             --          (774)            --
Change in unrealized gains (losses)                 (657)            --        (2,197)            --            --             --
                                              ----------     ----------    ----------     ----------    ----------     ----------

Increase (decrease) in net assets
     from operations                                (557)            --        (1,507)            --          (781)            --
                                              ----------     ----------    ----------     ----------    ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                              --             --            --             --            --             --
Benefit payments                                      --             --            --             --            --             --
Payments on termination                               --             --            --             --            --             --
Contract maintenance charge                           --             --            --             --            --             --
Transfers among the sub-accounts
     and with the Fixed Account - net              7,599             --         6,011             --           781             --
                                              ----------     ----------    ----------     ----------    ----------     ----------

Increase (decrease) in net assets
     from capital transactions                     7,599             --         6,011             --           781             --
                                              ----------     ----------    ----------     ----------    ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                  7,042             --         4,504             --            --             --

NET ASSETS AT BEGINNING OF PERIOD                     --             --            --             --            --             --
                                              ----------     ----------    ----------     ----------    ----------     ----------

NET ASSETS AT END OF PERIOD                   $    7,042    $        --    $    4,504    $        --   $        --    $        --
                                              ==========     ==========    ==========     ==========    ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period            --             --            --             --            --             --
     Units issued                                    778             --           530             --           395             --
     Units redeemed                                   --             --            --             --          (395)            --
                                              ----------     ----------    ----------     ----------    ----------     ----------
  Units outstanding at end of period                 778             --           530             --            --             --
                                              ==========     ==========    ==========     ==========    ==========     ==========

(f) On May 1, 2001 the Large Company Growth Sub-Account of the Scudder Variable Series I merged into the Growth Sub-Account of the Scudder Variable
     Series II

(m)  For the Period Beginning on June 15, 2000 and Ended December 31, 2000

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Scudder
                                                                                                                    Variable
                                                                                                                    Series II
                                                            Scudder Variable Series I Sub-Accounts                 Sub-Account
                                              ---------------------------------------------------------------     ------------

                                                      Money Market                  21st Century Growth            Growth (f)
                                              -----------------------------     -----------------------------     ------------

                                                  2001           2000 (m)           2001           2000 (m)           2001
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $        195     $         65     $        (66)    $         (9)    $        (16)
Net realized gains (losses)                             --               --           (2,679)              (1)              (2)
Change in unrealized gains (losses)                     --               --             (501)            (849)            (286)
                                              ------------     ------------     ------------     ------------     ------------

Increase (decrease) in net assets
     from operations                                   195               65           (3,246)            (859)            (304)
                                              ------------     ------------     ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                --           21,967               --               --               --
Benefit payments                                        --               --               --               --               --
Payments on termination                                 --               --               --               --               --
Contract maintenance charge                              3               (3)               1               (1)              --
Transfers among the sub-accounts
     and with the Fixed Account - net              (22,227)              --             (929)          10,033            3,637
                                              ------------     ------------     ------------     ------------     ------------

Increase (decrease) in net assets
     from capital transactions                     (22,224)          21,964             (928)          10,032            3,637
                                              ------------     ------------     ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS                  (22,029)          22,029           (4,174)           9,173            3,333

NET ASSETS AT BEGINNING OF PERIOD                   22,029               --            9,173               --               --
                                              ------------     ------------     ------------     ------------     ------------

NET ASSETS AT END OF PERIOD                 $           --     $     22,029     $      4,999     $      9,173     $      3,333
                                              ============     ============     ============     ============     ============

UNITS OUTSTANDING
  Units outstanding at beginning of period           1,996               --              679               --               --
     Units issued                                    3,091            1,996              485              679              395
     Units redeemed                                 (5,087)              --             (679)              --               --
                                              ------------     ------------     ------------     ------------     ------------
  Units outstanding at end of period                    --            1,996              485              679              395
                                              ============     ============     ============     ============     ============

(f) On May 1, 2001 the Large Company Growth Sub-Account of the Scudder Variable Series I merged into the Growth Sub-Account of the Scudder Variable
     Series II

(m)  For the Period Beginning on June 15, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                   Van Kampen Life Investment Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                                                           LIT Domestic                                  LIT Money
                                                    LIT Comstock              Income          LIT Emerging Growth          Market
                                              -------------------------     ----------     -------------------------     ----------

                                                 2001         2000 (g)       2001 (c)         2001         2000 (h)       2001 (c)
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $   (2,636)   $        --     $     (212)    $   (2,475)    $     (123)    $    9,822
Net realized gains (losses)                       (2,018)            --             11         (2,464)             1             --
Change in unrealized gains (losses)              (22,066)            --            662        (57,203)          (326)            --
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                             (26,720)            --            461        (62,142)          (448)         9,822
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         442,948          3,901         76,228        244,849        124,148      1,954,846
Benefit payments                                      --             --             --             --             --             --
Payments on termination                           (3,928)            --           (529)        (1,684)            --         (7,530)
Contract maintenance charge                          (11)            (1)            --             10            (19)            (3)
Transfers among the sub-accounts
     and with the Fixed Account - net             16,704             --          5,135         24,949            602       (613,513)
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                   455,713          3,900         80,834        268,124        124,731      1,333,800
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                428,993          3,900         81,295        205,982        124,283      1,343,622


NET ASSETS AT BEGINNING OF PERIOD                  3,900             --             --        124,283             --             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $  432,893     $    3,900     $   81,295     $  330,265     $  124,283     $1,343,622
                                              ==========     ==========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period           337             --             --         16,637             --             --
     Units issued                                 44,920            337          7,283         50,319         16,640        215,312
     Units redeemed                               (6,446)            --            (49)        (1,600)            (3)       (85,886)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period              38,811            337          7,234         65,356         16,637        129,426
                                              ==========     ==========     ==========     ==========     ==========     ==========

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

(h)  For the Period Beginning on July 19, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                     Wells Fargo Variable Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                                 Wells Fargo VT Asset            Wells Fargo VT
                                                      Allocation                  Equity-Income             Wells Fargo VT Growth
                                              -------------------------     -------------------------     -------------------------

                                                 2001         2000 (g)         2001         2000 (g)         2001         2000 (g)
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $      334     $      290     $      (88)    $        2     $     (278)    $       (8)
Net realized gains (losses)                        1,890            (25)         1,813             --          2,605             (1)
Change in unrealized gains (losses)               (3,348)          (561)        (5,590)            82         (7,135)          (259)
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                              (1,124)          (296)        (3,865)            84         (4,808)          (268)
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         114,671             --         75,175             --         32,620          3,796
Benefit payments                                      --             --             --             --             --             --
Payments on termination                           (1,080)          (526)          (740)            --             --             --
Contract maintenance charge                            1             (1)            --             --            (18)            (1)
Transfers among the sub-accounts
     and with the Fixed Account - net                622          7,498          9,155          2,666          4,000             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                   114,214          6,971         83,590          2,666         36,602          3,795
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                113,090          6,675         79,725          2,750         31,794          3,527

NET ASSETS AT BEGINNING OF PERIOD                  6,675             --          2,750             --          3,527             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $  119,765     $    6,675     $   82,475     $    2,750     $   35,321     $    3,527
                                              ==========     ==========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period           667             --            264             --            390             --
     Units issued                                 12,470            718          8,280            330          4,506            390
     Units redeemed                                 (116)           (51)           (77)           (66)            (3)            --
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period              13,021            667          8,467            264          4,893            390
                                              ==========     ==========     ==========     ==========     ==========     ==========

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     Allstate New York issues ten variable annuity contracts, the AIM Lifetime Plus(sm) ("Lifetime Plus"), the AIM Lifetime Plus(sm) II ("Lifetime Plus II"), the AIM Lifetime Enhanced Choice (Enhanced Choice"), the Scudder Horizon Advantage ("Scudder"), the Putnam Allstate Advisor ("Putnam"), the Putnam Allstate Advisor Plus ("Putnam Plus"), the Putnam Allstate Advisor Preferred ("Putnam Preferred"), the Allstate Custom Portfolio ("Custom"), the AFA SelectDirections ("SelectDirections"), and the Allstate Provider ("Provider") (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any Contract provisions wherein Allstate New York contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds").


AIM VARIABLE INSURANCE FUNDS                        DREYFUS VARIABLE INVESTMENT FUND
     AIM V.I. Aggressive Growth                          VIF Capital Appreciation
     AIM V.I. Balanced                                   VIF Growth & Income*
     AIM V.I. Basic Value                                VIF Money Market*
     AIM V.I. Blue Chip                             DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
     AIM V.I. Capital Appreciation                  DREYFUS STOCK INDEX FUND
     AIM V.I. Capital Development                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     AIM V.I. Dent Demographics                          VIP Contrafund
     AIM V.I. Diversified Income                         VIP Equity-Income
     AIM V.I. Global Utilities                           VIP Growth
     AIM V.I. Government Securities                      VIP Growth Opportunities
     AIM V.I. Growth                                     VIP High Income
     AIM V.I. Growth and Income                          VIP Index 500
     AIM V.I. High Yield                                 VIP Investment Grade Bond
     AIM V.I. International Equity                       VIP Overseas
     AIM V.I. Mid Cap Equity                        FRANKLIN TEMPLETON VARIABLE INSURANCE
     AIM V.I. Money Market                          PRODUCTS TRUST
     AIM V.I. New Technology (Previously known as        Franklin Small Cap*
          AIM V.I. Telecommunications)                   Mutual Shares Securities*
     AIM V.I. Value                                      Templeton Asset Strategy
ALLIANCE VARIABLE PRODUCT SERIES FUND                    Templeton Developing Markets Securities*
     Alliance Growth*                                    Templeton Growth Securities*
     Alliance Growth & Income*                           Templeton International Securities
     Alliance Premier Growth*
DELAWARE GROUP PREMIUM FUND, INC.
     Delaware GP Small Cap Value
     Delaware GP Trend

--------------------------------------------------------------------------------

1.   ORGANIZATION (CONTINUED)

GOLDMAN SACHS VARIABLE INSURANCE TRUST              PUTNAM VARIABLE TRUST (CONTINUED)
     VIT Capital Growth*                                 VT International New Opportunities
     VIT CORE Small Cap Equity*                          VT Investors
     VIT CORE U.S. Equity*                               VT Money Market
     VIT Global Income*                                  VT New Opportunities
     VIT International Equity*                           VT New Value
HSBC VARIABLE INSURANCE FUNDS                            VT OTC & Emerging Growth
     HSBC VI Cash Management                             VT Research
     HSBC VI Fixed Income                                VT Small Cap Value
     HSBC VI Growth & Income                             VT Technology
MFS VARIABLE INSURANCE TRUST                             VT Utilities Growth and Income
     MFS Bond                                            VT Vista
     MFS Emerging Growth*                                VT Voyager
     MFS High Income                                     VT Voyager II
     MFS Investors Trust (Previously known as MFS   SCUDDER VARIABLE SERIES I
          Growth with Income)                            Balanced
     MFS New Discovery                                   Bond
     MFS Research*                                       Capital Growth
OPPENHEIMER VARIABLE ACCOUNT FUNDS                       Global Discovery
     Oppenheimer Aggressive Growth                       Growth and Income
     Oppenheimer Bond                                    International
     Oppenheimer Capital Appreciation                    Money Market
     Oppenheimer Global Securities                       21st Century Growth
     Oppenheimer High Income                        SCUDDER VARIABLE SERIES II
     Oppenheimer Main Street Growth & Income             Growth
     Oppenheimer Main Street Small Cap Growth       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
          (Previously known as Oppenheimer Small         Emerging Markets Equity*
          Cap Growth)                                    Equity Growth*
     Oppenheimer Strategic Bond                          Fixed Income*
PUTNAM VARIABLE TRUST                                    Global Value Equity* (Previously known as
     VT American Government Income                            Global Equity)
     VT Asia Pacific                                     International Magnum*
     VT Capital Appreciation                             Mid Cap Value*
     VT Diversified Income                               U.S. Real Estate*
     VT The George Putnam Fund of Boston                 Value*
     VT Global Asset Allocation                     VAN KAMPEN LIFE INVESTMENT TRUST
     VT Global Growth                                    LIT Comstock
     VT Growth and Income                                LIT Domestic Income
     VT Growth Opportunities                             LIT Emerging Growth
     VT Health Sciences                                  LIT Money Market
     VT High Yield                                  WELLS FARGO VARIABLE TRUST
     VT Income                                           Wells Fargo VT Asset Allocation
     VT International Growth                             Wells Fargo VT Equity Income
     VT International Growth and Income                  Wells Fargo VT Growth

* These Funds were available, but had no Fund activity as of December 31, 2001.

--------------------------------------------------------------------------------

1.   ORGANIZATION (CONTINUED)

     Allstate New York provides insurance and administrative services to the contractholders for a fee. Allstate New York also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate New York has sole discretion to invest the assets of the Fixed Account, subject to applicable law.



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Income from realized gain distributions are recorded on the Fund's ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     OTHER - To conform with the 2001 presentation, certain amounts in the prior year's financial statements and notes have been reclassified. In addition, disclosures have been revised to adopt appropriate provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES.



3.   EXPENSES

     MORTALITY AND EXPENSE RISK CHARGE - Allstate New York assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a range from 0.40% to 1.65% per annum of daily net assets of the Account, based on the Contract and rider options selected. The mortality and expense risk charge covers insurance benefits available with the Contracts and certain expenses of the Contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contracts. Allstate New York guarantees that the amount of this charge will not increase over the lives of the Contracts. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

--------------------------------------------------------------------------------

3.   EXPENSES (CONTINUED)

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account for the Lifetime Plus, Lifetime Plus II, Enhanced Choice, Custom, SelectDirections, and Provider contracts and .30% for the Scudder contract. Allstate New York guarantees that the amount of this charge will not increase over the lives of the Contracts.

     CONTRACT MAINTENANCE CHARGE - Allstate New York deducts an annual maintenance charge of $35 for Lifetime Plus, Lifetime Plus II and Enhanced Choice and $30 for Putnam, Custom, SelectDirections, and Provider on each contract anniversary and guarantees that this charge will not increase over the lives of the Contracts. This charge will be waived if certain conditions are met.

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:




                                                                                      Purchases
                                                                              -------------------------

Investments in the AIM Variable Insurance Funds Sub-Accounts:
     AIM V. I. Aggressive Growth                                              $               2,116,220
     AIM V. I. Balanced                                                                       5,799,025
     AIM V. I. Basic Value                                                                      667,465
     AIM V. I. Blue Chip                                                                      4,886,212
     AIM V. I. Capital Appreciation                                                           3,532,207
     AIM V. I. Capital Development                                                              462,814
     AIM V. I. Dent Demographics                                                              1,244,868
     AIM V. I. Diversified Income                                                             1,415,517
     AIM V. I. Global Utilities                                                               1,335,509
     AIM V. I. Government Securities                                                          3,925,764
     AIM V. I. Growth                                                                         2,459,720
     AIM V. I. Growth and Income                                                              4,230,374
     AIM V. I. High Yield                                                                       786,507
     AIM V. I. International Equity                                                           1,545,032
     AIM V. I. Mid Cap Equity                                                                   114,618
     AIM V. I. Money Market                                                                   5,239,917
     AIM V. I. New Technology                                                                 1,928,352
     AIM V. I. Value                                                                          6,783,293

Investments in the Delaware Group Premium Fund, Inc. Sub-Accounts:
     Delaware GP Small Cap Value                                                                483,509
     Delaware GP Trend                                                                          163,430

Investments in the Dreyfus Variable Investment Fund Sub-Account:
     VIF Capital Appreciation                                                                   249,804

Investments in the Dreyfus Socially Responsible Growth Fund, Inc.
   Sub-Account:
     Dreyfus Socially Responsible Growth Fund                                                   186,901

Investments in the Dreyfus Stock Index Fund Sub-Account:
     Dreyfus Stock Index Fund                                                                 1,393,796

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
     VIP Contrafund                                                                             623,989
     VIP Equity-Income                                                                        1,026,004
     VIP Growth                                                                               1,245,441
     VIP Growth Opportunities                                                                   175,250
     VIP High Income                                                                            161,238
     VIP Index 500                                                                              574,006
     VIP Investment Grade Bond                                                                  293,350
     VIP Overseas                                                                               392,870

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS (CONTINUED)

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:




                                                                                      Purchases
                                                                              -------------------------

Investments in the Franklin Templeton Variable Insurance Products Trust
   Sub-Accounts:
     Templeton Asset Strategy                                                 $                 134,911
     Templeton International Securities                                                         390,918

Investments in the HSBC Variable Insurance Funds Sub-Accounts:
     HSBC VI Cash Management                                                                  1,299,055
     HSBC VI Fixed Income                                                                       527,443
     HSBC VI Growth & Income                                                                  1,355,738

Investments in the MFS Variable Insurance Trust Accounts:
     MFS Bond                                                                                   260,731
     MFS High Income                                                                            116,825
     MFS Investors Trust                                                                        266,581
     MFS New Discovery                                                                          113,720

Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
     Oppenheimer Aggressive Growth                                                              920,953
     Oppenheimer Bond                                                                           340,400
     Oppenheimer Capital Appreciation                                                           906,933
     Oppenheimer Global Securities                                                              368,116
     Oppenheimer High Income                                                                    225,456
     Oppenheimer Main Street Growth & Income                                                  1,293,091
     Oppenheimer Main Street Small Cap Growth                                                   194,969
     Oppenheimer Strategic Bond                                                                 962,427

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS (CONTINUED)

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:




                                                                                      Purchases
                                                                              -------------------------

Investments in the Putnam Variable Trust Sub-Accounts:
     VT American Government Income                                            $               4,544,000
     VT Asia Pacific                                                                            135,023
     VT Capital Appreciation                                                                    566,326
     VT Diversified Income                                                                    4,464,743
     VT The George Putnam Fund of Boston                                                      5,586,730
     VT Global Asset Allocation                                                               1,460,699
     VT Global Growth                                                                         5,431,230
     VT Growth Opportunities                                                                  1,820,961
     VT Growth and Income                                                                    22,171,004
     VT Health Sciences                                                                       4,333,445
     VT High Yield                                                                            3,071,756
     VT Income                                                                                9,178,710
     VT International Growth                                                                  6,138,721
     VT International Growth and Income                                                       1,464,869
     VT International New Opportunities                                                         947,088
     VT Investors                                                                             9,440,414
     VT Money Market                                                                         12,173,601
     VT New Opportunities                                                                     9,380,267
     VT New Value                                                                             4,030,868
     VT OTC & Emerging Growth                                                                 1,901,916
     VT Research                                                                              4,488,915
     VT Small Cap Value                                                                       3,799,122
     VT Technology                                                                              869,571
     VT Utilities Growth and Income                                                           3,333,168
     VT Vista                                                                                 5,111,014
     VT Voyager                                                                              15,731,731
     VT Voyager II                                                                              571,097

Investments in the Scudder Variable Series I Sub-Accounts:
     Balanced                                                                                     3,190
     Bond                                                                                         7,796
     Capital Growth                                                                               1,585
     Global Discovery                                                                             1,596
     Growth and Income                                                                            7,737
     International                                                                                6,738
     Large Company Growth                                                                         4,411
     Money Market                                                                                34,165
     21st Century Growth                                                                          6,011

Investments in the Scudder Variable Series II Sub-Account:
     Growth                                                                                       3,632

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS (CONTINUED)

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:




                                                                                      Purchases
                                                                              -------------------------


Investments in the Van Kampen Life Investment Trust Sub-Accounts:
     LIT Comstock                                                             $                 483,537
     LIT Domestic Income                                                                         81,373
     LIT Emerging Growth                                                                        275,288
     LIT Money Market                                                                         2,216,972

Investments in the Wells Fargo Variable Trust Sub-Accounts:
     Wells Fargo VT Asset Allocation                                                            118,082
     Wells Fargo VT Equity Income                                                                86,795
     Wells Fargo VT Growth                                                                       39,274
                                                                              -------------------------

                                                                              $             210,646,440
                                                                              =========================

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

     The range of lowest and highest accumulation unit values, the investment income ratio, the range of lowest and highest expense ratio assessed by Allstate New York, and the corresponding range of total return is presented for each rider option of the sub-account which had outstanding units during the period.

     As explained in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets. The amount deducted is based upon the product and the number and magnitude of rider options selected by each contractholder. This results in several unit values for each sub-account based upon those choices.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

          * INVESTMENT INCOME RATIO - This represents dividends, excluding realized gain distributions, received by the sub-account, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends in which the sub-accounts invest.

          ** EXPENSE RATIO - This represents the annualized contract expenses of the sub-account for the period and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contractholder accounts through the redemption of units.

          *** TOTAL RETURN - This represents the total return for the period and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Returns were annualized for new products launched during 2001 to represent the return as if the contractholder was invested in the sub-account for the entire year.

               Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                           At December 31, 2001        For the year ended December 31, 2001
                                                           --------------------  -------------------------------------------------

                                                                 Accumulation     Investment        Expense            Total
                                                                  Unit Value     Income Ratio*      Ratio**          Return***
                                                               ----------------  -------------  ---------------  -----------------
Investments in the AIM Variable Insurance Funds Sub-Accounts:
     AIM V. I. Aggressive Growth                               $ 8.02 - $ 10.31         0.00 %  1.10 % - 1.45 %  -27.13 % - -26.88 %
     AIM V. I. Balanced                                          7.94 -   10.85         2.44    1.10   - 1.45    -12.71   - -12.40
     AIM V. I. Basic Value (a)                                  11.20 -   11.21         0.21    1.10   - 1.45     12.00   -  12.10
     AIM V. I. Blue Chip                                         6.24 -    6.78         0.02    1.10   - 1.45    -23.66   - -23.39
     AIM V. I. Capital Appreciation                              5.78 -   14.18         0.00    1.10   - 1.45    -24.39   - -24.12
     AIM V. I. Capital Development                               9.67 -   11.37         0.00    1.10   - 1.45     -9.42   -  -9.10
     AIM V. I. Dent Demographics                                 5.29 -    5.33         0.00    1.10   - 1.45    -32.90   - -32.66
     AIM V. I. Diversified Income                                9.69 -   11.79         7.57    1.10   - 1.45      2.09   -   2.45
     AIM V. I. Global Utilities                                  7.19 -   13.98         1.43    1.10   - 1.45    -28.97   - -28.72
     AIM V. I. Government Securities                            11.31 -   12.74         4.24    1.10   - 1.45      4.87   -   5.24
     AIM V. I. Growth                                            4.92 -   12.90         0.20    1.10   - 1.45    -34.84   - -34.61
     AIM V. I. Growth and Income                                 6.23 -   15.46         0.05    1.10   - 1.45    -23.95   - -23.68
     AIM V. I. High Yield                                        7.44 -    7.84        17.67    1.10   - 1.45     -6.37   -  -6.04
     AIM V. I. International Equity                              6.11 -   11.98         0.31    1.10   - 1.45    -24.64   - -24.37
     AIM V. I. Mid Cap Equity (a)                               11.36 -   11.37         0.27    1.10   - 1.45     13.57   -  13.67
     AIM V. I. Money Market                                     10.71 -   12.23         3.29    1.10   - 1.45      2.12   -   2.48
     AIM V. I. New Technology (b)                               10.45 -   10.52         2.00    1.10   - 1.45    -48.23   - -48.05
     AIM V. I. Value                                             6.98 -   16.38         0.13    1.10   - 1.45    -13.83   - -13.53

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

(b)  Previously known as AIM V.I. Telecommunications

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                                            At December 31, 2001        For the year ended December 31, 2001
                                                            --------------------  -------------------------------------------------

                                                                 Accumulation      Investment        Expense           Total
                                                                  Unit Value      Income Ratio*      Ratio**         Return***
                                                               -----------------  -------------  ---------------  -----------------

Investments in the Delaware Group Premium Fund, Inc.
   Sub-Accounts:
     Delaware GP Small Cap Value                               $ 12.80 - $ 12.80        0.55 %   1.25 % - 1.25 %   10.43 % -  10.43%
     Delaware GP Trend                                            7.75 -    7.75        0.00     1.25   - 1.25    -16.40   - -16.40

Investments in the Dreyfus Variable Investment Fund
   Sub-Accounts:
     VIF Capital Appreciation                                     8.89 -    8.89        1.52     1.25   - 1.25    -10.45   - -10.45

Investments in the Dreyfus Socially Responsible
   Growth Fund, Inc. Sub-Account:
     Dreyfus Socially Responsible Growth Fund                     7.07 -    7.07        0.09     1.25   - 1.25    -23.55   - -23.55

Investments in the Dreyfus Stock Index Fund
   Sub-Account:
     Dreyfus Stock Index Fund                                     8.16 -    8.16        1.24     1.25   - 1.25    -13.28   - -13.28

Investments in the Fidelity Variable Insurance Products
   Fund Sub-Accounts:
     VIP Contrafund                                               8.14 -    8.62        0.30     1.25   - 1.25    -13.35   - -13.35
     VIP Equity-Income                                           10.14 -   10.14        0.24     1.25   - 1.25     -6.15   -  -6.15
     VIP Growth                                                   6.93 -    7.63        0.03     1.25   - 1.25    -18.69   - -18.69
     VIP Growth Opportunities                                     7.90 -    7.90        0.13     1.25   - 1.25    -15.50   - -15.50
     VIP High Income                                              7.32 -    7.32        0.05     1.25   - 1.25    -12.84   - -12.84
     VIP Index 500 (c)                                            7.85 -    7.85        0.07     1.25   - 1.25    -21.53   - -21.53
     VIP Investment Grade Bond                                   11.18 -   11.18        0.05     1.25   - 1.25      7.10   -   7.10
     VIP Overseas                                                 6.98 -    7.25        1.29     1.25   - 1.25    -22.16   - -22.16

Investments in the Franklin Templeton Variable
   Insurance Products Trust Sub-Accounts:
     Templeton Asset Strategy                                     9.29 -    9.29        0.66     1.25   - 1.25    -11.08   - -11.08
     Templeton International Securities                           8.73 -    8.73        2.23     1.25   - 1.25    -17.05   - -17.05

Investments in the HSBC Variable Insurance Funds Sub-Accounts:
     HSBC VI Cash Management                                     10.32 -   10.32        2.45     1.25   - 1.25      1.30   -   1.30
     HSBC VI Fixed Income                                        10.53 -   10.53        2.64     1.25   - 1.25      3.09   -   3.09
     HSBC VI Growth & Income                                      8.33 -    8.33        0.45     1.25   - 1.25    -18.16   - -18.16


(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                                           At December 31, 2001        For the year ended December 31, 2001
                                                           --------------------  -------------------------------------------------

                                                                Accumulation      Investment        Expense           Total
                                                                 Unit Value      Income Ratio*      Ratio**         Return***
                                                           --------------------  -------------  ---------------  -----------------

Investments in the MFS Variable Insurance Trust
   Sub-Accounts:
     MFS Bond (c)                                          $ 11.15   -  $ 11.15         0.91 %  1.25 % - 1.25 %   11.50 % -  11.50 %
     MFS High Income                                          9.30   -     9.30         1.80    1.25   - 1.25      0.79   -   0.79
     MFS Investors Trust (d)                                  8.08   -     8.08         0.05    1.25   - 1.25    -19.22   - -19.22
     MFS New Discovery                                        8.34   -     8.34         0.00    1.25   - 1.25     -6.22   -  -6.22

Investments in the Oppenheimer Variable Account
   Funds Sub-Accounts:
     Oppenheimer Aggressive Growth                            6.22   -     6.22         0.54    1.25   - 1.25    -32.13   - -32.13
     Oppenheimer Bond                                        10.86   -    10.86         2.71    1.25   - 1.25      8.57   -   8.57
     Oppenheimer Capital Appreciation                         7.72   -     7.72         0.04    1.25   - 1.25    -13.68   - -13.68
     Oppenheimer Global Securities                            8.36   -     8.36         0.03    1.25   - 1.25    -16.37   - -16.37
     Oppenheimer High Income (c)                              9.52   -     9.52         0.01    1.25   - 1.25     -4.80   -  -4.80
     Oppenheimer Main Street Growth & Income                  8.23   -     8.23         0.37    1.25   - 1.25    -11.29   - -11.29
     Oppenheimer Main Street Small Cap Growth (e)             8.59   -     8.59         0.00    1.25   - 1.25     -1.61   -  -1.61
     Oppenheimer Strategic Bond                              10.68   -    10.68         2.27    1.25   - 1.25      3.53   -   3.53




(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(d)  Previously known as MFS Growth with Income

(e)  Previously known as Oppenheimer Small Cap Growth

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)



                                                           At December 31, 2001        For the year ended December 31, 2001
                                                           --------------------  -------------------------------------------------

                                                                Accumulation      Investment        Expense           Total
                                                                 Unit Value      Income Ratio*      Ratio**         Return***
                                                           --------------------  -------------  ---------------  -----------------


Investments in the Putnam Variable Trust
   Sub-Accounts:
     VT American Government Income                         $ 11.42  -  $ 11.69          0.00 %  1.25 % - 1.60 %    4.93 % -   5.21 %
     VT Asia Pacific                                          7.19  -     7.19          0.00    1.25   - 1.25    -24.96   - -24.96
     VT Capital Appreciation                                  7.73  -     7.76          0.00    1.25   - 1.60    -15.27   - -14.99
     VT Diversified Income                                    9.51  -     9.95          6.22    1.25   - 1.60      1.93   -   2.21
     VT The George Putnam Fund of Boston                      9.46  -    11.37          1.90    1.25   - 1.60     -1.09   -  -0.81
     VT Global Asset Allocation                               8.73  -     9.08          0.73    1.25   - 1.60     -9.94   -  -9.66
     VT Global Growth                                         4.90  -     7.54          0.00    1.25   - 1.60    -30.93   - -30.65
     VT Growth Opportunities                                  4.45  -     5.01          0.00    1.25   - 1.60    -33.23   - -32.95
     VT Growth and Income                                     8.48  -    10.87          1.33    1.25   - 1.65     -7.89   -  -7.57
     VT Health Sciences                                       9.49  -    11.53          0.00    1.25   - 1.60    -21.04   - -20.76
     VT High Yield                                            8.79  -     9.19         10.36    1.25   - 1.60      2.07   -   2.35
     VT Income                                               10.46  -    11.12          3.96    1.25   - 1.60      5.67   -   5.95
     VT International Growth                                  6.86  -    10.10          0.26    1.25   - 1.65    -21.93   - -21.61
     VT International Growth and Income                       8.14  -     8.58          0.92    1.25   - 1.60    -22.08   - -21.80
     VT International New Opportunities                       3.97  -     7.74          0.00    1.25   - 1.60    -29.85   - -29.57
     VT Investors                                             6.36  -     7.26          0.00    1.25   - 1.60    -26.00   - -25.72
     VT Money Market                                         10.45  -    10.96          3.58    1.25   - 1.60      2.19   -   2.47
     VT New Opportunities                                     4.68  -     7.89          0.00    1.25   - 1.60    -31.30   - -31.02
     VT New Value                                            10.20  -    13.59          0.51    1.25   - 1.60      1.74   -   2.02
     VT OTC & Emerging Growth                                 2.19  -     5.14          0.00    1.25   - 1.60    -46.66   - -46.38
     VT Research                                              8.24  -     9.00          0.25    1.25   - 1.60    -20.14   - -19.86
     VT Small Cap Value                                      13.41  -    14.77          0.01    1.25   - 1.65     16.33   -  16.65
     VT Technology                                            3.13  -     3.57          0.00    1.25   - 1.60    -40.22   - -39.94
     VT Utilities Growth and Income                           8.39  -     9.10          2.57    1.25   - 1.60    -23.58   - -23.30
     VT Vista                                                 5.56  -     8.76          0.00    1.25   - 1.60    -34.62   - -34.34
     VT Voyager                                               6.12  -     9.05          1.11    1.25   - 1.65    -23.71   - -23.39
     VT Voyager II                                            4.98  -     5.00          0.00    1.25   - 1.60    -31.93   - -31.65

Investments in the Scudder Variable Series I
   Sub-Accounts:
     Balanced                                                11.01  -    11.01          0.00    0.80   - 0.80     10.05   -  10.05
     Bond                                                    11.30  -    11.33          4.42    0.70   - 0.80     12.97   -  13.32
     Capital Growth                                          10.27  -    10.27          0.00    0.80   - 0.80      2.72   -   2.72
     Global Discovery                                        12.56  -    12.56          0.00    0.80   - 0.80     25.57   -  25.57
     Growth and Income                                        9.03  -     9.06          1.42    0.70   - 0.80     -9.65   -  -9.37
     International                                            8.47  -     8.50          0.67    0.70   - 0.80    -15.26   - -14.99
     Money Market                                            11.39  -    11.39          2.07    0.70   - 0.70      3.18   -   3.18
     21st Century Growth                                     10.30  -    10.32          0.00    0.70   - 0.80    -23.77   - -23.63

Investments in the Scudder Variable Series II
   Sub-Accounts:
     Growth (f)                                               8.41  -     8.44          0.00    0.70   - 0.80    -23.86   - -23.80

(f) On May 1, 2001 the Large Company Growth Sub-Account of the Scudder Variable Series I merged into the Growth Sub-Account of the Scudder Variable Series II

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                                           At December 31, 2001        For the year ended December 31, 2001
                                                           --------------------  -------------------------------------------------

                                                                Accumulation      Investment        Expense           Total
                                                                 Unit Value      Income Ratio*      Ratio**         Return***
                                                           --------------------  -------------  ---------------  -----------------

Investments in the Van Kampen Life Investment Trust
   Sub-Accounts:
     LIT Comstock                                          $ 11.15  -  $ 11.15          0.00 %  1.25 % - 1.25 %   -3.68 % -  -3.68 %
     LIT Domestic Income                                     11.24  -    11.24          0.07    1.25   - 1.25     12.37   -  12.37
     LIT Emerging Growth                                      5.05  -     5.05          0.05    1.25   - 1.25    -32.35   - -32.35
     LIT Money Market (c)                                    10.38  -    10.38          2.60    1.25   - 1.25      3.81   -   3.81

Investments in the Wells Fargo Variable Trust
   Sub-Accounts:
     Wells Fargo VT Asset Allocation                          9.20  -     9.20          1.68    1.25   - 1.25     -8.13   -  -8.13
     Wells Fargo VT Equity Income                             9.74  -     9.74          1.56    1.25   - 1.25     -6.60   -  -6.60
     Wells Fargo VT Growth                                    7.22  -     7.22          0.02    1.25   - 1.25    -20.22   - -20.22



(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001